AMENDED AND RESTATED

AGENCY AGREEMENT
11 MAY

2023
EQUINOR ASA
as
Issuer
and
EQUINOR ENERGY AS
as Guarantor
THE BANK OF NEW

YORK MELLON, LONDON

BRANCH
as
Agent
and
THE BANK OF NEW

YORK MELLON SA/NV, LUXEMBOURG BRANCH
as Paying Agent
in respect of a
€20,000,000,000
EURO MEDIUM TERM

NOTE PROGRAMME
Allen & Overy LLP

0010155-0003437 UKO2:

2005996996.8

CONTENTS
Clause

Page
1.

Definitions and Interpretation

................................

................................

............................... 4
2.

Appointment of Agent and

Paying Agents

................................

................................

.......... 10
3.

Issue of Temporary Global Notes ................................................................

......................
11
4.

Determination of Exchange

Date and Issue of Permanent

Global Notes and Definitive

Notes

................................

................................

................................

................................

.......... 12
5.

Issue of Definitive Notes

................................

................................

................................

.... 12
6.

Terms of Issue

................................

................................

................................

................... 13
7.

Payments

................................

................................

................................

.......................... 14
8.

Determinations and Notifications

in respect of Notes

and Interest Determination

............... 15
9.

Notice of any Withholding or Deduction

................................

................................

............. 16
10.

Duties of the Agent in

Connection with early

Redemption

................................

.................. 16
11.

Receipt and Publication of Notices

................................

................................

.................... 17
12.

Cancellation of Notes, Coupons

and Talons ................................

................................

...... 17
13.

Issue of Replacement Notes, Coupons and Talons

................................

........................... 18
14.

Copies of Documents Available

for Inspection or Collection

................................

............... 19
15.

Meetings of Noteholders

................................

................................

................................

.... 19
16.

Commissions, Expenses and

Review of Fees and Expenses

................................

............ 20
17.

Indemnity................................

................................

................................

........................... 20
18.

Repayment by the Agent

................................

................................

................................

... 21
19.

Conditions of Appointment ................................................................

................................

21
20.

Release of the Guarantor

................................

................................

................................

... 22
21.

Communication between the Parties

................................

................................

................. 22
22.

Changes in Agent and other

Paying Agents

................................

................................

....... 22
23.

Merger and Consolidation ................................................................

................................

.

24
24.

Notification of Changes

to Paying Agents

................................

................................

.......... 24
25.

Change of Specified Office

................................

................................

................................

25
26.

Notices and Communication

................................

................................

..............................

25
27.

Taxes

and Stamp Duties

................................

................................

................................

... 26
28.

Currency Indemnity

................................

................................

................................

............ 26
29.

Amendments

................................

................................

................................

..................... 26
30.

Descriptive Headings

................................

................................

................................

......... 26
31.

Contract (Rights of Third Parties) Act 1999

................................

................................

....... 26
32.

Governing Law and Submission

to Jurisdiction

................................

................................

.. 26
33.

Counterparts ................................

................................

................................

..................... 27
34.

General ................................................................

................................

.............................

27

35.

EU Contractual Recognition of Bail-in

................................

................................

................ 27
Schedule

Page
1.

Terms

and Conditions of the Notes

other than VPS Notes

................................

..................

29
2.

Forms of Global and Definitive

Notes, Coupons and

Talons ................................

...............

79
Part 1

Form of Temporary Global Note

................................

................................

........

79
Part 2

Form of Permanent Global

Note

................................

................................

........

87
Part 3

Form of Definitive Note

................................

................................

......................

95
Part 4

Form of Coupon

................................

................................

................................ 98
Part 5

Form of Talon

................................

................................

................................

....

99
3.

Form of Deed of Covenant

................................

................................

................................ 101
4.

Provisions for Meetings

of Noteholders

................................

................................

.............

104
5.

Form of Put Notice

................................

................................

................................

............

110
6.

Form of Deed Poll

................................

................................

................................

.............

112
7.

Form of Issuer – ICSDs

Agreement

................................

................................

.................. 118
8.

Additional Duties of the Agent

................................

................................

........................... 122
Signatories

................................

................................

................................

................................

...

123
Appendix
1.

Form of Calculation Agency

Agreement

................................

................................

............

125

AMENDED AND RESTATED AGENCY AGREEMENT
in respect of a
€20,000,000,000
EURO MEDIUM TERM

NOTE PROGRAMME
THIS AGREEMENT is made on 11 May 2023
BETWEEN :
(1)
EQUINOR ASA of Forusbeen 50, N-4035 Stavanger, Norway in its capacity as an issuer of
Notes under the Programme (the Issuer );
(2)
EQUINOR ENERGY AS
of Forusbeen 50, N-4035 Stavanger, Norway

(the
Guarantor );
(3)
THE

BANK OF

NEW

YORK

MELLON,

LONDON BRANCH
of

160 Queen

Victoria

Street,
London

EC4V

4LA,

United

Kingdom

(the
Agent
,

which

expression

shall

include

any
successor agent appointed in accordance with clause 22); and
(4)
THE

BANK

OF

NEW

YORK

MELLON

SA/NV,

LUXEMBOURG

BRANCH
of

Vertigo
Building -

Polaris, 2-4

rue, Eugène

Ruppert, L-2453

Luxembourg (together

with the

Agent,
the
Paying

Agents
,

which

expression

shall

include

any

additional

or

successor

paying
agent

appointed

in

accordance

with

clause

22

and
Paying

Agent
shall

mean

any

of

the
Paying Agents).
WHEREAS :
(A)

The parties hereto entered into an amended and restated Agency

Agreement (the
Previous Agency Agreement ) dated 9 May 2022 in respect of a €20,000,000,000 Euro
Medium Term

Note Programme (the
Programme ).
(B)

The parties hereto wish

to make certain modifications

to the Previous Agency

Agreement.
(C)

The Issuer and the Guarantor have entered into an amended and restated programme
agreement (as modified and/or restated and/or

supplemented from time to

time, the
Programme Agreement ) dated 11 May 2023 with the Dealers named therein pursuant to which the Issuer may issue Euro Medium Term Notes (the Notes ) in an aggregate nominal amount of up to €20,000,000,000 (or its equivalent in other currencies)

under the
Programme.
(D)

Each issue of Notes (other than VPS Notes) will be initially represented by a temporary
global Note exchangeable in whole or in part for definitive Notes or for a permanent global
Note which will be exchangeable as described therein for definitive

Notes.
IT IS HEREBY AGREED as follows:
1.

DEFINITIONS AND INTERPRETATION
1.1

Terms

and expressions defined in the Programme Agreement or

the Notes or used in the
applicable Final Terms shall have the same meanings in this Agreement, except where the context requires otherwise or unless otherwise stated.

0010155-0003437 UKO2:

2005996996.8

1.2

Without prejudice to the

foregoing:
Authorised Person means any person who is designated in writing by the Issuer from time to time

to give Instructions to the Agent under the terms of this Agreement;
CGN
means

a

Temporary

Global

Note

in

the

form

set

out

in

Part

1

of

Schedule

2

or

a
Permanent Global Note in the form set out in Part 2 of Schedule 2, in either case where the
applicable Final Terms specify that the Notes are not in New Global Note form;
Clearstream, Luxembourg
means Clearstream

Banking S.A.;
Code
means the U.S. Internal Revenue Code

of 1986, as amended;
Conditions
means,

in

relation

to

the

Notes

of

any

Series,

the

terms

and

conditions
endorsed on

or incorporated

by reference

into the

Note or

Notes constituting

such Series,
such terms

and conditions

being in

or substantially

in the

form set

out in

Schedule 1

or in
such other form,

having regard to

the terms of

the Notes of

the relevant Series,

as may be
agreed

between the

Issuer,

the

Agent

and the

relevant

Dealer

as

completed

by the

Final
Terms

applicable to the Notes of the relevant Series;
Coupon
means

an

interest

coupon

appertaining

to

a

Definitive

Note

(other

than

a

Zero
Coupon Note), such coupon being:
(a)

if appertaining to a Fixed Rate Note, in the form or substantially in the form set out
in Part 4A of Schedule 2 or in such other form, having regard to the terms of issue
of the Notes of the relevant Series, as may be agreed between the Issuer, the Agent
and the relevant Dealer; or
(b)

if appertaining to a Floating Rate Note, in the form or substantially in the form set
out in

Part 4B of Schedule 2 or in such other form, having

regard to the terms of
issue of the Notes of the relevant Series, as may be agreed

between the Issuer, the
Agent and the relevant Dealer; or
(c)

if appertaining to a Definitive Note which is neither a Fixed Rate Note nor a Floating
Rate Note, in such form as may be agreed between the Issuer, the Agent and the relevant Dealer,
and includes, where applicable, the Talon(s)

appertaining thereto and any replacements for
Coupons and Talons issued pursuant to Condition 9;
Couponholders
means

the

several

persons

who

are

for

the

time

being

holders

of

the
Coupons

and

shall,

unless

the

context

otherwise

requires,

include

the

holders

of

the
Talons;
Deed

of

Covenant
means

the

deed

of

covenant,

as

modified

and/or

restated

and/or
supplemented

from

time

to

time,

dated

13

May

2020,

substantially

in

the

form

set

out

in
Schedule

3,

executed

as

a

deed

by

the

Issuer

in

favour

of

certain

accountholders

with
Euroclear and Clearstream, Luxembourg;
Deed Poll
means any

Deed Poll

as defined

in Condition

14 the

form of

which is

set out

in
Schedule

6 hereto;
Definitive Note
means a definitive Note issued or, as the case may require, to be issued by
the

Issuer

in

accordance

with

the

provisions

of

the

Programme

Agreement

or

any

other
agreement between the Issuer

and the relevant Dealer

in exchange for

either a Temporary
Global

Note

or

a

Permanent

Global

Note

(all

as

indicated

in

the

applicable Final

Terms),

0010155-0003437 UKO2:

2005996996.8

such

definitive

Note

being

in

the

form

or

substantially

in

the

form

set

out

in

Part

3

of
Schedule

2

with

such

modifications

(if

any)

as

may

be

agreed

between

the

Issuer,

the
Agent

and the

relevant

Dealer

and

having the

Conditions endorsed

0010155-0003437 UKO2:

2005996996.8

thereon or,

if permitted by the

relevant authority or authorities,

incorporating the Conditions
by

reference

and

having

the

applicable

Final

Terms

(or

the

relevant

provisions

thereof)
either

endorsed

thereon

or

attached

thereto

and

(except

in

the

case

of

a

Zero

Coupon
Note) having Coupons and, where appropriate, Talons attached thereto on issue;
Distribution

Compliance

Period
has

the

meaning

given

to

such

term

in

Regulation

S
under the Securities Act;
Euroclear means Euroclear Bank SA/NV;
Eurosystem-eligible NGN
means an NGN which is intended to

be held in a manner which
would allow Eurosystem eligibility, as stated in the applicable Final Terms;
FATCA

Withholding
means

any

withholding

or

deduction

required

pursuant

to

an
agreement

described

in

Section

1471(b)

of

the

Code

or

otherwise

imposed

pursuant

to
Sections

1471

through

1474

of

the

Code

(or

any

regulations

thereunder

or

official
interpretations thereof)

or an

intergovernmental agreement between

the United

States and
another jurisdiction facilitating the implementation thereof (or any law implementing such an intergovernmental agreement);
Fixed

Rate Note
means

a

Note

on

which

interest is

calculated at

a

fixed

rate

payable

in
arrear on

a fixed

date or

dates in

each year

and on

redemption or

on such

other dates

as
may be

agreed between

the Issuer

and the

relevant Dealer

(as indicated

in the

applicable
Final Terms);
Floating Rate Note
means a Note on which

interest is calculated at a floating rate

payable
in respect of

such period or on

such date(s) as

may be agreed

between the Issuer and

the
relevant Dealer (as indicated in the applicable Final Terms);
Global Note
means a Temporary Global Note and/or a Permanent

Global Note, as
applicable;
Grandfathering

Date
means

the

date

that

is

six

months

after

the

date

on

which

final
regulations defining

the term

“foreign passthru

payment” are

published in

the U.S.

Federal
Register;
Guarantee
means

the

Deed

of

Guarantee,

as

modified

and/or

restated

and/or
supplemented from

time to

time, executed

by the

Guarantor on

13 May

2020 in

respect of
the Programme;
Instructions
means

any

written

notices,

directions

or

instructions

received

by

the

Agent
from

an

Authorised

Person

or

from

a

person

reasonably

believed

by

the

Agent

to

be

an
Authorised Person;
Interest

Commencement

Date
means,

in

the

case

of

interest-bearing

Notes,

the

date
specified in the applicable Final Terms

from (and including) which such Notes bear interest,
which may or may not be the Issue Date;
Issue Date
means the date of

issue and purchase of a

Note, in each case

pursuant to and
in accordance with

the Programme Agreement or

any other agreement between

the Issuer
and the relevant Dealer, being in the case of any Permanent Global Note or Definitive Note, the same date as the date of issue of the Temporary Global Note which initially represented such Note;
Issue Price
means the price,

generally expressed as

a percentage

of the nominal

amount
of the

Notes, at which the Notes will be issued;

0010155-0003437 UKO2:

2005996996.8

Maturity Date
means, in relation to

a Note, the date on which

it is expressed to be
redeemable;

0010155-0003437 UKO2:

2005996996.8

NGN
means

a

Temporary

Global

Note

in

the

form

set

out

in

Part

1

of

Schedule

2

or

a
Permanent Global Note in the form set out in Part 2 of Schedule 2, in either case where the
applicable Final Terms specify that the Notes are in New Global Note form;
Note
means

a

note

denominated in

Australian Dollars,

Canadian

Dollars,

Danish

Kroner,
Euro,

Hong Kong

Dollars, Japanese Yen,

New Zealand

Dollars, Norwegian

Kroner,

South
African Rand, Sterling,

Swedish Kronor,

Swiss Francs, U.S.

Dollars or such

other currency
or currencies as may be agreed between the Issuer and the relevant Dealer issued or to be
issued

by

the

Issuer

pursuant

to

the

Programme

Agreement

or

any

other

agreement
between the Issuer and the relevant

Dealer and which shall initially

be represented by,

and
comprised in,

a Temporary

Global Note

which may

(in accordance

with the

terms

of such
Temporary

Global

Note)

be

exchanged

for

either

Definitive

Notes

or

a

Permanent

Global
Note which

Permanent Global Note

may (in

accordance with the

terms of such

Permanent
Global

Note)

in

turn

be

exchanged

for

Definitive

Notes

(all

as

indicated

in

the

applicable
Final Terms)

and includes any replacements for a Note issued pursuant

to Condition 9;
Noteholders
means the

several persons

who

are for

the

time

being holders

of the

Notes
save

that,

in

respect

of

the

Notes

of

any

Series,

for

so

long

as

such

Notes

or

any

part
thereof

are

represented

by

a

Global

Note

held

on

behalf

of

Euroclear

and/or

of
Clearstream,

Luxembourg,

each

person

(other

than

Euroclear

or

Clearstream,
Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream,
Luxembourg as

the

holder of

a

particular nominal

amount

of

the

Notes of

such Series

(in
which

regard

any

certificate

or

other

document

issued

by

Euroclear

or

Clearstream,
Luxembourg as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding

for all purposes save

in the case of manifest

error) shall be
treated by the

Issuer, the

Agent and any

other Paying Agent as

the holder of

such nominal
amount of such Notes for all purposes other than with respect to the payment of principal or interest

on such

Notes, for

which purpose

the

bearer of

the relevant

Global

Note shall

be
treated by the

Issuer, the

Agent and any other

Paying Agent as the

holder of such

nominal
amount of

such Notes

in

accordance with

and subject

to the

terms of

the relevant

Global
Note

and the

expressions
Noteholder ,
holder of

Notes
and related

expressions shall

be
construed accordingly;
outstanding
means, in

relation to

the Notes

of any Series,

all the Notes

issued other than
(a) those which

have been redeemed in

full in accordance

with the Conditions, (b)

those in
respect

of

which the

date

for

redemption

in

accordance

with the

Conditions has

occurred
and the

redemption moneys

wherefor (including

all interest

(if any)

accrued thereon

to the
date for

such redemption and

any interest (if

any) payable

under the

Conditions after such
date) have

been duly

paid to the

Agent as provided

herein (and, where

appropriate, notice
has been

given to the

Noteholders of the

relevant Series in

accordance with Condition

12)
and

remain

available

for

payment

of

the

relevant

Notes

and/or

Coupons,

(c)

those

which
have

become

void

under

the

Conditions,

(d)

those

which

have

been

purchased

and
cancelled as

provided in

the Conditions,

(e) those

mutilated or

defaced Notes

which have
been

surrendered

in

exchange

for

replacement

Notes

pursuant

to

the

Conditions,

(f)

(for
the purpose

only of

determining how

many Notes

are outstanding and

without prejudice to
their

status

for

any

other

purpose)

those

Notes

alleged

to

have

been

lost,

stolen

or
destroyed

and

in

respect

of

which

replacement

Notes

have

been

issued

pursuant

to

the
Conditions,

(g)

Temporary

Global

Notes

to

the

extent

that

they

shall

have

been

duly
exchanged

for

Permanent

Global

Notes

and/or

Definitive

Notes

and

Permanent

Global
Notes to

the extent

that they

shall have

been duly

exchanged for

Definitive Notes,

in each
case

pursuant

to

their

respective

provisions

and

(h)

Temporary

Global

Notes

and
Permanent Global Notes which have become

void in accordance with their

terms (provided
that

at the

Relevant Time

(as

defined in

the

Deed of

Covenant) the

Underlying Notes

(as
defined in the Deed of Covenant) will be deemed to be still outstanding)

and,

0010155-0003437 UKO2:

2005996996.8

PROVIDED THAT for each of the

following purposes, namely:

0010155-0003437 UKO2:

2005996996.8

(i)

the right to attend and vote at any meeting of the Noteholders or any of them,
passing an Extraordinary Resolution (as defined in Schedule 4) in writing or an
Extraordinary Resolution by way of electronic consents given through the relevant
clearing systems as envisaged by Schedule 4; and
(ii)

the determination of how many and which Notes are for the time being outstanding
for the purposes of paragraphs 2, 5 and 6 of Schedule 4 hereto, those

Notes

(if

any)

which

are

for

the

time

being

held

by

any

person

(including

but

not
limited

to

the

Issuer

or

any

of

its

Subsidiaries)

for

the

benefit

of

the

Issuer

or

any

of

its
Subsidiaries

shall

(unless

and

until

ceasing

to

be

so

held)

be

deemed

not

to

be
outstanding;
Participating

FFI
means

a

“participating

FFI”

as

defined

in

US

Treasury

Regulations
Section

1.1471-1(b)(91) (or

any successor

provision) or

any other

entity whose

payments
are subject to FATCA

Withholding;
Permanent

Global

Note
means

a

global

note

in

the

form

or

substantially in

the

form

set
out in

Part

2 of

Schedule 2

together with

the copy

of the

applicable Final

Terms

attached
thereto

with

such

modifications

(if

any)

as

may

be

agreed

between

the

Issuer,

the

Agent
and the relevant Dealer,

comprising some or all

of the Notes of

the same Series, issued

by
the

Issuer

pursuant

to

the

Programme

Agreement

or

any

other

agreement

between

the
Issuer and

the relevant

Dealer in

exchange for

the whole

or part

of any

Temporary

Global
Note issued in respect of such Notes;
Put Notice
means a notice in the

form set out in Schedule 5;
Series
means a Tranche of

the Notes together with any further

Tranche or Tranches

of the
Notes which are (a)

expressed to be consoli
dated
and form a

single series and (b)

identical
in

all

respects

(including

as

to

listing)

except

for

their

respective

Issue

Dates,

Interest
Commencement

Dates

and/or

Issue

Prices

and

the

expressions
Notes

of

the

relevant
Series and
holders

of

Notes

of

the

relevant

Series
and

related

expressions

shall

be
construed accordingly;
Talons
means the talons (if any) appertaining to, and exchangeable in accordance with the
provisions

therein

contained

for

further

Coupons

appertaining

to,

a

Definitive

Note

(other
than a

Zero Coupon Note), such talons being in the form or substantially in the form set out in

Part

5

of

Schedule

2

or

in

such

other

form

as may

be

agreed

between the

Issuer,

the
Agent and the relevant Dealer and includes any replacements for Talons issued pursuant to
Condition 9;
Temporary

Global

Note
means

a

global

note

in

the

form

or

substantially in

the

form

set
out

in

Part 1

of Schedule

2 together

with the

copy of

the applicable

Final Terms

attached
thereto

with

such

modifications

(if

any)

as

may

be

agreed

between

the

Issuer,

the

Agent
and the relevant Dealer,

comprising some or all

of the Notes of

the same Series, issued

by
the

Issuer

pursuant

to

the

Programme

Agreement

or

any

other

agreement

between

the
Issuer and the relevant Dealer;
Tranche
means all Notes with

the same Issue Date and subject

to the same Final

Terms;
and
Zero Coupon Note
means a Note on which no

interest is payable.
1.3

(a)

Words

denoting

the

singular

number

only

shall

include

the

plural

number

also
and vice versa ;

0010155-0003437 UKO2:

2005996996.8

(b)

words denoting one gender

only shall include the

other gender; and
(c)

words denoting persons only

shall include firms and

corporations and vice versa.

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1.4

All references in this Agreement to costs or charges or expenses shall include any value
added tax or similar tax charged or chargeable in respect thereof to the extent not
recoverable as an input.
1.5

All references in the Agreement to "the

Guarantor" shall be deemed to be deleted

in relation
to Notes that do not have the benefit of the Guarantee.
1.6

For the purposes of this Agreement, the Notes of each Series shall form a separate series
of Notes and the provisions of this Agreement shall apply mutatis mutandis separately and independently to the Notes of each Series and in this Agreement the expressions
Notes ,
Noteholders , Coupons , Couponholders and Talons shall be construed accordingly.
1.7

All references in this Agreement to principal and/or interest or both in respect of the Notes
or to any moneys payable by the Issuer under

this Agreement shall have the meaning

set
out in Condition 4(f).
1.8

All references in this Agreement to the
relevant currency shall be construed as references
to the currency in which the relevant Notes and/or Coupons are denominated.
1.9

In this Agreement, clause headings are inserted for convenience and ease of reference
only and shall not affect the interpretation of this Agreement.

All references in this
Agreement to the provisions of any statute shall be deemed to be references to that statute
as from time to time modified, extended, amended or re-enacted or to any statutory
instrument, order or regulation made thereunder or under such re-enactment.
1.10

All references in this Agreement to an agreement, instrument or other document

(including,
without limitation, this Agreement, the Programme Agreement,

the Deed of Covenant, the
Guarantee, the Procedures Memorandum, the Notes and any Conditions

appertaining
thereto) shall be construed as

a reference to that agreement, instrument or document as
the same may be amended, modified,

varied or supplemented from time to time.
1.11

Any references herein to Euroclear and/or Clearstream, Luxembourg shall, whenever the
context so permits, be deemed to include a reference to any additional or alternative
clearance system approved by the Issuer and the Agent or as

otherwise specified in Part B
of the applied Final Terms.
1.12

All references to the
records of Euroclear and Clearstream, Luxembourg shall be to the records that each of Euroclear and Clearstream, Luxembourg holds for its customers which
reflect the amount of such customer's interest in the Notes.
1.13

As used herein, in relation to any Notes which are to have a "listing"

or be "listed" (i) on the
London Stock Exchange, listing and listed shall be construed to mean that such Notes have been admitted to the Official List and admitted to trading on the London

Stock
Exchange's

main market and (ii) on any European Economic

Area Stock Exchange,
listing
and listed
shall be construed to mean that that Notes

have been admitted to trading on a
market within that jurisdiction which is a regulated market for the purposes of the Markets in
Financial Instruments Directive (Directive 2014/65/EU, as amended).
1.14

This Agreement does not apply

to the VPS Notes.
1.15

With effect from the date hereof, the provisions of the Previous Agency Agreement shall be
amended and restated and shall take effect in the form set out in this Agency

Agreement
and all references to the Agency Agreement , this Agency Agreement , this Agreement , hereof , hereunder
and expressions of similar import in this Agency Agreement

shall be
construed as references to the Previous Agency Agreement as

so amended and restated.
Any Notes issued on or after the date hereof shall be issued pursuant to this Agency

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Agreement.

This does not affect any Notes issued prior to the date of this Agreement.

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2.

APPOINTMENT OF AGENT

AND PAYING

AGENTS
2.1

The Agent is hereby appointed, and the

Agent hereby agrees to act as issuing

and paying
agent of the Issuer and the Guarantor upon the terms and

subject to the conditions set out
below, for the purposes of, inter alia :
(a)

completing, authenticating and delivering Global Notes and (if required) completing,
authenticating and delivering Definitive Notes;
(b)

giving effectuation instructions in respect of each Global Note which is a
Eurosystem-

eligible NGN;
(c)

exchanging Temporary Global Notes for Permanent Global Notes or Definitive
Notes, as the case may be, in accordance with

the terms of Temporary Global
Notes and, in respect of any such exchange, (i) making all notations on Global
Notes which are CGNs as required by their terms and (ii) instructing

Euroclear and
Clearstream, Luxembourg to make appropriate entries in their records in respect of
all Global Notes which are NGNs;
(d)

exchanging Permanent Global Notes for Definitive Notes in accordance with the
terms of such Permanent Global Notes and, in respect of any such exchange,

(i)
making all notations on Permanent Global Notes which are CGNs as required by
their terms and (ii) instructing Euroclear and Clearstream, Luxembourg to make
appropriate entries in their records in respect of all Permanent

Global Notes which
are NGNs;
(e)

paying sums due on Global Notes and Definitive Notes and Coupons and

instructing
Euroclear and Clearstream, Luxembourg to make appropriate entries in their
records in respect of all Global Notes which are NGNs;
(f)

exchanging Talons for Coupons in accordance with the

Conditions;
(g)

arranging on behalf of the Issuer or, as the case may be, the Guarantor, for notices to be communicated to the Noteholders;
(h)

ensuring that all necessary action is taken to comply with any reporting
requirements of any competent authority in respect of any

relevant currency as may
be in force from time to time with respect to the Notes

to be issued under the
Programme;
(i)

subject to the Procedures Memorandum, submitting to the relevant authority

or
authorities such number of copies of each Final Terms which relates to Notes which are to be listed as the relevant authority or authorities may reasonably require;
(j)

acting as Calculation Agent in respect of Notes where named as such in the
relevant Final Terms; and
(k)

performing all other obligations and duties imposed upon it by the Conditions and
this Agreement.
2.2

Each Paying Agent is hereby appointed as paying agent of

the Issuer and the Guarantor,
upon the terms and subject to the conditions set out below, for the purposes of paying sums due on Notes and Coupons and of performing all other obligations and duties
imposed upon it by the Conditions and this Agreement.

The obligations of the Paying
Agents under this Agreement shall be several and

not joint.

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2.3

In relation to each issue of Eurosystem-eligible NGNs, the Issuer hereby authorises

and
instructs the Agent to elect Euroclear and/or Clearstream, Luxembourg as common
safekeeper.

From time to time, the Issuer and the Agent may agree to vary this election.
The Issuer acknowledges that any such election is subject to the right of Euroclear and
Clearstream, Luxembourg to jointly determine that the other

shall act as common
safekeeper in relation to any such issue

and agrees that no liability shall attach to

the Agent
in respect of any such election made by it.
3.

ISSUE OF TEMPORARY GLOBAL NOTES
3.1

Subject to subclause 3.2 below, following receipt of a faxed copy of the Final Terms signed by the Issuer and the Guarantor, the Issuer hereby authorises the Agent and the Agent hereby agrees to take the steps required of the Agent in the Procedures

Memorandum.

For
this purpose the Agent will, inter alia, on behalf of the Issuer:
(a)

prepare a Temporary Global Note by attaching a copy of the applicable Final Terms to a copy of the applicable master Temporary Global Note;
(b)

authenticate such Temporary Global Note;
(c)

deliver such Temporary Global Note to the specified common depositary (if the
Temporary

Global Note is a CGN) or specified common safekeeper

(if the
Temporary Global Note is an NGN) for Euroclear and Clearstream, Luxembourg
and, in the case of a Temporary Global Note which is a Eurosystem-eligible NGN, to instruct the common safekeeper to effectuate the same;
(d)

ensure that the Notes of each Tranche are assigned a common code and ISIN by
Euroclear and Clearstream, Luxembourg

which are different from the common

code
and ISIN assigned to Notes of any other Tranche of the same Series until at least the expiry of the applicable Distribution Compliance Period of such

Tranche as
notified by the Agent to the relevant Dealer; and
(e)

if the Temporary Global Note is an NGN, instruct Euroclear and Clearstream,
Luxembourg to make the appropriate entries in their records to reflect the initial
outstanding aggregate principal amount of the relevant Tranche of Notes.
3.2

The Agent shall only

be required to perform

its obligations under subclause 3.1

above if it
holds:
(a)

a master Temporary Global Note duly executed by a person or persons authorised to execute the same on behalf of the Issuer, which may be used by the Agent for the purpose of preparing a Temporary Global Note in accordance with subclause
3.1(a); and
(b)

a master Permanent Global Note duly executed by a person or persons authorised
to execute the same on behalf of the Issuer, which may be used by the Agent for the purpose of preparing a Permanent Global Note in accordance with clause 4
below.
3.3

Where the Agent delivers any authenticated Global Note

to a common safekeeper for
effectuation using electronic means, it is authorised and instructed to destroy the Global
Note retained by it following its receipt of confirmation from the common safekeeper that
the relevant Global Note has been effectuated.

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4.

DETERMINATION

OF

EXCHANGE

DATE

AND

ISSUE

OF

PERMANENT

GLOBAL
NOTES AND DEFINITIVE NOTES
4.1

(a)

The

Agent

shall

determine

the

Exchange

Date

for

each

Temporary

Global

Note
in accordance with the terms thereof.

Forthwith upon determining the Exchange
Date in

respect of any Tranche, the Agent shall notify such determination to the
Issuer, the Guarantor, the relevant Dealer,

Euroclear and Clearstream,
Luxembourg.
(b)

Where a Temporary Global Note is to be exchanged for a Permanent Global Note, the Agent is hereby authorised on behalf of the Issuer:
(i)

in the case of the first Tranche of any Series of Notes, to prepare and complete a Permanent Global Note in accordance with the

terms of the
Temporary

Global Note applicable to such Tranche by attaching a copy of the applicable Final Terms to a copy of the applicable master Permanent
Global Note;
(ii)

in the case of the first Tranche of any Series of Notes, to authenticate such
Permanent Global Note;
(iii)

in the case of the first Tranche of any Series of Notes if the Permanent
Global Note is a CGN, to deliver such Permanent Global Note

to the
common depositary which

is holding the Temporary Global Note applicable
to such Tranche for the time being on behalf of Euroclear and/or
Clearstream, Luxembourg to hold on behalf of the Issuer pending its
exchange for such Temporary Global Note;
(iv)

in the case of the first Tranche of any Series of Notes if the Permanent
Global Note is an NGN, to deliver the Permanent Global Note to the
common safekeeper which

is holding the Temporary Global Note
representing the Tranche for the time being

on behalf of Euroclear and/or
Clearstream, Luxembourg to effectuate (in the case of a Permanent Global
Note which is a Eurosystem-eligible NGN) and to hold on behalf of the
Issuer pending its exchange for the Temporary Global Note;
(v)

in the case of a subsequent Tranche of any Series of Notes if the Permanent
Global Note is a CGN, by attaching a copy of the applicable

Final Terms

to
the Permanent Global Note applicable to the

relevant Series and entering
details of any exchange in whole or part as aforesaid;

and
(vi)

in the case of a subsequent Tranche of any Series of Notes if the Permanent
Global Note is an NGN, to deliver the applicable Final Terms to the specified common safekeeper for attachment to the Permanent Global

Note
applicable to the relevant Series.
5.

ISSUE OF DEFINITIVE

NOTES
5.1

Where a Global Note is to be exchanged

for Definitive Notes in accordance with its

terms,
the Agent is hereby authorised on behalf of the Issuer:
(a)

to authenticate such Definitive Note(s) in accordance with

the provisions of this
Agreement; and
(b)

to

deliver

such

Definitive

Note(s)

to

or

to

the

order

of

Euroclear

and/or
Clearstream, Luxembourg.

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The

Agent

shall

notify

the

Issuer

forthwith

upon

receipt

of

a

request

for

issue

of

(a)
Definitive

Note(s)

in

accordance

with

the

provisions

of

a

Temporary

Global

Note

or
Permanent Global

Note, as

the case

may be,

(and the

aggregate nominal

amount of

such
Temporary

Global Note

or Permanent

Global Note,

as the

case may

be, to

be exchanged
in connection therewith).
5.2

The Issuer undertakes to deliver to the Agent sufficient numbers of executed

Definitive
Notes with,

if applicable, Coupons and Talons attached to enable the Agent to comply with its obligations under this clause.
6.

TERMS OF ISSUE
6.1

The Agent shall cause all Temporary Global Notes, Permanent Global Notes and Definitive
Notes delivered to and held by it under this Agreement to be maintained in safe custody
and shall ensure that such Notes are issued only in accordance with the provisions of this
Agreement and the relevant Global Note and Conditions.
6.2

Subject to the procedures set out in the Procedures Memorandum,

for the purposes of
subclause 3.1 the Agent is entitled to treat a telephone or facsimile communication from a
person who the Agent believes to be the authorised representative of the Issuer or, as the
case may be, the Guarantor,

named in the list referred to in, or notified pursuant

to,
subclause 19.7 as sufficient instructions and authority of the Issuer and the Guarantor for
the Agent to act in accordance with subclause 3.1.
6.3

In the event that a person who has signed on behalf of the Issuer any Note not yet issued
but held by the Agent in accordance with subclause 3.1 ceases to be authorised as
described in subclause 19.7, the Agent shall (unless the Issuer gives written notice to the
Agent that Notes signed by that person do not constitute valid and binding obligations of the
Issuer or otherwise until replacements have been provided to the

Agent) continue to have
authority to issue any such Notes, and

the Issuer hereby warrants to the Agent that such
Notes shall, unless notified as aforesaid, be valid and binding obligations of the Issuer.
Promptly upon such person ceasing to be authorised, the Issuer shall provide the Agent
with replacement Notes and upon receipt of such replacement

Notes the Agent shall cancel
and destroy the Notes held by it which are signed by such person and shall provide to

the
Issuer a confirmation of destruction in respect thereof specifying the Notes so cancelled
and destroyed.
6.4

This subclause only applies when following

the settlement procedures set out in Part 1

of
Annex 1 of the Procedures Memorandum. If the

Agent pays an amount (the
Advance ) to
the Issuer on the basis that a payment (the Payment ) has been, or will be, received from a
Dealer and if the Payment is not received by the Agent on the date the Agent pays the
Issuer, the Issuer,

failing which the Guarantor, shall repay to the Agent the Advance and shall pay interest on the Advance (or the unreimbursed portion thereof)

from (and including)
the date such Advance is made to (but excluding) the earlier of repayment of the Advance
and receipt by the Agent of the Payment (at a rate quoted at that time by the Agent as the
aggregate of one per cent. and its cost of funding the Advance provided that evidence of
the basis of such rate is given to the Issuer if so required).
6.5

This subclause only applies when following

the settlement procedures set out in Part 1

of
Annex 1 of the Procedures Memorandum. Except

in the case of issues where the Agent
does not act as receiving bank for the Issuer in respect of the purchase price of the Notes
being issued, if on the relevant Issue Date a Dealer does not pay the full purchase price
due from it in respect of any Note (the Defaulted Note ) and, as a result, the Defaulted Note remains in the Agent's distribution account with Euroclear and/or

Clearstream, Luxembourg
after such Issue Date, the Agent will continue to hold the

Defaulted Note to the order of the
Issuer.

The Agent shall notify the Issuer forthwith of the failure

of the Dealer to pay the full

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purchase price due from it in respect of any Defaulted Note and,

subsequently, shall notify
the Issuer forthwith upon receipt from

the Dealer of the full purchase price in respect of
such Defaulted Note.

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7.

PAYMENTS
7.1

The Issuer, failing which the Guarantor will, before 10.00 a.m. (local time in the relevant financial centre of the payment), on each date on which any payment in respect of any
Note becomes due, transfer to an account specified by the Agent such amount in the
relevant currency as shall be sufficient for the purposes of such payment in funds settled
through such payment system as the Agent and the Issuer or, as the case may be, the
Guarantor may agree.
7.2

The Issuer, failing which the Guarantor will ensure that no later than 10.00 a.m. (London time) on

the Business Day (as defined below) immediately preceding

the date on which
any payment is to be made to the Agent pursuant to subclause 7.1, the

Agent shall receive
a payment confirmation from the paying bank of the Issuer.
For the purposes of this

clause
Business Day means a day which is both:
(a)

a day on which commercial banks and foreign exchange markets settle payments
and are open for general business (including dealing in foreign exchange and
foreign currency deposits) in London and any other place specified in the applicable
Final Terms

as an Additional Business Centre; and
(b)

either (i) in relation to a payment to be made in a Specified

Currency other than
euro, a day on which commercial banks and foreign exchange

markets settle
payments in the principal financial centre of the country of the relevant

Specified
Currency (if other than London and any Additional Business

Centre) and which, if
the Specified Currency is New Zealand Dollars, shall be Auckland or (ii) in relation
to any sum payable in euro, a day on which the Trans-European Automated Real
Time Gross Settlement Express Transfer System (known

as TARGET or T2) is
operating.
7.3

The Agent shall ensure that payments of both principal

and interest in respect of a
Temporary Global Note will be made only to the extent that certification of non-U.S.
beneficial ownership as required by U.S. securities laws and U.S.

Treasury regulations has
been received from Euroclear and/or Clearstream, Luxembourg in accordance with the
terms thereof.
7.4

Subject to the receipt by the Agent of the payment confirmation as provided in subclause
7.2 above, the Agent or the relevant Paying

Agent shall pay or cause to

be paid all amounts
due in respect of the Notes on

behalf of the Issuer (failing

which the Guarantor) in the
manner provided in the Conditions. If any payment

provided for in subclause 7.1 is made
late but otherwise in accordance with the provisions of

this Agreement, the Agent and each
Paying Agent shall nevertheless make payments

in respect of the Notes as aforesaid
following receipt by it of such payment.
7.5

If for any reason the Agent considers in its reasonable opinion that the amounts to be
received by the Agent pursuant to subclause 7.1

will be, or the amounts actually received
by it pursuant thereto are, insufficient to satisfy all claims in respect of all payments then
falling due in respect of the Notes, neither the Agent nor any Paying Agent shall be obliged
to pay any such claims until the Agent has received the full amount of all such payments.
7.6

Without prejudice to subclauses 7.4 and 7.5, if the Agent pays any amounts to the holders
of Notes

or Coupons or to any Paying Agent at a time when

it has not received payment in
full in respect of the relevant Notes in accordance with subclause 7.1

(the excess of the
amounts so paid over the amounts so received being the Shortfall ), the Issuer, failing which the Guarantor will, in addition to paying amounts due under subclause

7.1, pay to the
Agent on demand interest (at a rate which represents the aggregate of one per cent. and

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the Agent's cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion
thereof) until the receipt in full by the Agent of the Shortfall.

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7.7

The Agent shall on demand promptly reimburse

each Paying Agent for payments in respect
of Notes properly made by such Paying Agent in accordance

with this Agreement and the
Conditions unless the Agent has notified the Paying Agent,

prior to the opening of business
in the location of the office of the Paying Agent through

which payment in respect of the
Notes can be made on the due date of a payment

in respect of the Notes, that the Agent
does not expect to receive sufficient funds to make payment of all amounts falling due in
respect of such Notes.
7.8

Whilst any Notes are represented by Global Notes, all payments due in respect of such
Notes shall

be made to, or to the order of, the holder of the Global Notes,

subject to and in
accordance with the provisions of the Global Notes.

On the occasion of any such payment
(i) in the case of a CGN, the Paying Agent to which

the Global Note was presented for the
purpose of making such payment shall cause the appropriate

Schedule to the relevant
Global Note to be annotated so as to evidence the amounts and dates of such payments of
principal and/or interest as applicable or (ii) in the case of any Global Note which is an
NGN, the Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate
entries in their records to reflect such payment.
7.9

If the amount of principal and/or interest then due for payment is not paid in full (otherwise
than by reason of a deduction required by law to be

made therefrom or by reason of a
FATCA

Withholding),
(i) the Paying

Agent to which

a Note

is presented for

the purpose of

making such payment
shall,

unless

the

Note

is

an

NGN,

make

a

record

of

such

Shortfall

on

the

Note

and

such
record shall,

in the

absence of manifest

error,

be
prima facie
evidence that

the payment in
question has not to that extent

been made or (ii) in the case

of any Global Note which is an
NGN, the Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect such shortfall in payment.
7.10

In the event that (a) the Issuer is or becomes a Participating

FFI, (b) Notes are issued or
amended (or any terms of the Notes are waived) after

the Grandfathering Date and (c) the
Issuer or the Guarantor determines in its sole discretion that FATCA Withholding will be required in connection with any payment due to the Agent on any

Notes, then the Issuer or
the Guarantor will be entitled to re-direct or reorganise any such payment in any way that it
sees fit in order that the payment may be made without FATCA Withholding provided that any such redirected or reorganised payment is otherwise made in accordance with this
Agreement.

The Issuer will promptly notify the Agent and the Noteholders of any such
redirection or reorganisation.
7.11

The Agent shall be entitled to deduct FATCA Withholding, and shall have no obligation to gross-up any payment hereunder or to pay any additional

amount as a result of such
FATCA

Withholding.
8.

DETERMINATIONS

AND

NOTIFICATIONS

IN

RESPECT

OF

NOTES

AND

INTEREST
DETERMINATION
8.1
Determinations and Notifications
(a)

The Agent shall make all such determinations and calculations

(howsoever described) as it
is required to do under the Conditions, all subject to and in accordance with the Conditions.
(b)

The Agent shall not be responsible to the Issuer, the Guarantor or to any third party as a result of the Agent having acted on any quotation given by any Reference

Bank which
subsequently may be found to be incorrect.
(c)

The Agent shall promptly notify (and confirm in writing to) the

Issuer, the Guarantor, the
other Paying Agents and (in respect of a Series of Notes listed on a Stock Exchange) the

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relevant Stock Exchange of, inter alia , each Rate of Interest, Interest Amount and Interest
Payment Date and all other amounts, rates and dates which it is obliged to determine or
calculate under the Conditions as

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soon

as

practicable

after

the

determination

thereof

and

of

any

subsequent

amendment
thereto pursuant to the Conditions.
(d)

The Agent shall use its best endeavours to cause each Rate of

Interest, Interest Amount
and Interest Payment Date and all other amounts, rates and dates which it is obliged to
determine or calculate under the Conditions to be published

as required in accordance with
the Conditions as soon as possible after their determination or calculation.
(e)

If the Agent does not at any material time for any reason determine and/or calculate and/or
publish the Rate of Interest, Interest Amount and/or Interest Payment

Date in respect of any
Interest Period

or any other amount, rate or date as provided in this clause,

it shall
forthwith notify the Issuer, the Guarantor and the other Paying Agents of such fact.
(f)

Determinations with regard to Notes shall be made by the Calculation

Agent specified in the
applicable Final Terms in the manner specified in the applicable Final Terms.

Unless
otherwise agreed between the Issuer and the relevant Dealer or unless the Agent is the
Calculation Agent (in which case the provisions of this Agreement shall apply), such
determinations shall be made on the basis of a Calculation

Agency Agreement substantially
in the form of Appendix 1 to this Agreement.
8.2
Interest Determination,

Screen Rate Determination

including Fallback

Provisions
(a)

Where Screen Rate Determination is specified in the applicable

Final Terms

as the manner
in which the Rate of Interest is to be determined, the Rate of Interest for each Interest
Period will be determined in accordance with the Conditions.
(b)

The Conditions also contain provisions for determining the Rate of

Interest in the event that
the Relevant Screen Page is not available or the quotation or quotations required by the
Conditions are unavailable or following a Benchmark Event or Benchmark

Transition Event.
9.

NOTICE OF ANY WITHHOLDING

OR DEDUCTION
In the

event that

(a) the

Issuer or

the Guarantor

is or

becomes a

Participating FFI

and (b)
Notes

are

issued

or

amended

(or

any

terms

of

the

Notes

are

waived)

after

the
Grandfathering Date, the Issuer will notify the Agent as

soon as is practicable of: (i) the fact
that

the

Issuer

or

the

Guarantor

is

or

has

become

a

Participating

FFI,

and

(ii)

any

other
information

known

to

the

Issuer

and

pertaining

to

the

Issuer

or,

as

the

case

may

be,

the
Guarantor,

necessary

for

the

Agent

to

determine

the

amount,

if

any,

it

is

required

to
withhold or

deduct in

respect of

any FATCA

Withholding in

relation to

any payment

under
the Notes.
10.

DUTIES OF THE

AGENT IN CONNECTION

WITH EARLY REDEMPTION
10.1

If the Issuer decides to redeem any Notes for the time being outstanding prior to their
Maturity Date in accordance with the Conditions, the Issuer shall,

unless otherwise agreed,
give notice of such decision to the Agent not less than

15 days before the date on which the
Issuer will give notice to the Noteholders in accordance with the Conditions of such
redemption in order to enable the Agent to undertake its obligations herein and in the
Conditions.
10.2

If some only of the Notes are to be redeemed on such date, the Agent shall make the
required drawing in accordance with the Conditions but shall give the Issuer and the
Guarantor reasonable notice of the time and place proposed

for such drawing and the
Issuer shall be entitled to send representatives to attend such drawing.
10.3

The Agent shall publish the notice required in connection with any such redemption and

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shall at the same

time also

publish a

separate list

of the

serial numbers

of any

Notes
previously drawn and not

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presented

for

redemption.

Such

notice

shall

specify

the

date

fixed

for

redemption,

the
redemption amount,

the manner

in which

redemption will

be effected

and, in

the case

of a
partial

redemption, the

serial

numbers

of

the

Notes

to

be

redeemed.

Such

notice

will

be
published

in

accordance

with

the

Conditions.

The

Agent

will

also

notify

the

other

Paying
Agents of any date fixed for redemption of any Notes.
10.4

Each Paying Agent will keep a stock of Put Notices and

will make such notices available on
demand to holders of Notes, the Conditions of which provide

for redemption at the option of
Noteholders. Upon receipt of any Note deposited

in the exercise of such option in
accordance with the Conditions, the Paying Agent

with which such Note is deposited shall
hold such Note (together with any Coupons and Talons relating to it deposited with it) on behalf of the depositing Noteholder (but shall not, save as provided below, release it) until
the due date for redemption of the relevant Note consequent upon the exercise of such
option, when, subject as provided below, it shall present such Note (and any such Coupons and Talons)

to itself for payment of the amount due thereon together with any interest due
on such date in accordance with the Conditions and shall

pay such moneys in accordance
with the directions of the Noteholder contained in the relevant Put

Notice.

If, prior to such
due date for its redemption, such Note becomes immediately due and payable or if upon
due presentation payment of such redemption moneys is improperly withheld or refused,
the Paying Agent concerned shall post such Note (together with any such Coupons and
Talons)

by uninsured post to, and at the risk of, the relevant Noteholder unless the
Noteholder has otherwise requested and paid the

costs of such insurance to the relevant
Paying Agent at the time of depositing the Notes at such address as may have been given
by the Noteholder in the relevant Put Notice.

At the end of each period for the exercise

of
such option, each Paying

Agent shall promptly notify the Agent of

the principal amount of
the Notes in respect of which such option has been exercised with it together with their
serial numbers and the Agent shall promptly notify such details to the Issuer.

The Issuer

or
the Guarantor shall provide to the Agent sufficient supplies of blank Put Notices for such
purposes.
11.

RECEIPT AND PUBLICATION OF NOTICES
11.1

Forthwith upon the receipt by the Agent of a demand or notice from any Noteholder in
accordance with the Conditions the Agent shall forward a copy thereof to the Issuer and the
Guarantor.
11.2

On behalf of and at the request and expense of the Issuer (failing which the Guarantor), the
Agent shall cause to be published all notices required to be given by the Issuer or the
Guarantor to the Noteholders in accordance with the Conditions.
12.

CANCELLATION OF NOTES, COUPONS

AND TALONS
12.1

All Notes which are redeemed, all Coupons which are paid

and all Talons which are
exchanged shall be cancelled by the Agent or Paying Agent by which they are redeemed,
paid or exchanged.

In addition, the Issuer and the Guarantor shall immediately notify the
Agent in writing of all Notes which are purchased by or on behalf of the Issuer or the
Guarantor and all such Notes surrendered to a Paying Agent

for cancellation, together (in
the case of Definitive Notes) with all unmatured Coupons or

Talons

(if any) attached thereto
or surrendered therewith, shall be cancelled by the Paying Agent to which they are
surrendered.

Each of the other Paying Agents shall give to

the

Agent details of all
payments made by it and shall deliver all cancelled Notes, Coupons and Talons

to the
Agent.
12.2

A certificate stating:
(a)

the

aggregate

nominal

amount

of

Notes

which

have

been

redeemed

and

the

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aggregate amount paid in respect thereof;

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(b)

the number of Notes cancelled together (in the case of Notes in definitive form) with
details of all unmatured Coupons or Talons (if any) attached thereto or delivered therewith;
(c)

the aggregate amount paid

in respect of interest on

the Notes;
(d)

the total number by maturity

date of Coupons and

Talons

so cancelled; and
(e)

(in the case of Definitive

Notes) the serial numbers of

such Notes,
shall

be

given

to

the

Issuer

by

the

Agent

as

soon

as

reasonably

practicable

and

in

any
event upon written

request within three months

after the date

of such repayment

or,

as the
case may be, payment or exchange.
12.3

The Agent shall destroy all cancelled Notes, Coupons and Talons and, forthwith upon destruction, furnish the Issuer upon written request with a certificate of the serial numbers
of the Notes (in the case of Notes in definitive form) and the number by maturity date of
Coupons and Talons so destroyed.
12.4

Without prejudice to the obligations of the Agent pursuant to subclause

12.2, the Agent
shall keep a full and complete record of all Notes, Coupons and Talons (other than serial numbers of Coupons) and of their redemption, purchase by or on behalf of the Issuer or the
Guarantor and cancellation, payment or exchange (as the case may be)

and of all
replacement Notes, Coupons or Talons

issued

in substitution for mutilated, defaced,
destroyed, lost or stolen Notes,

Coupons or Talons.

The Agent shall in respect of the
Coupons of each maturity retain (in the case of Coupons other than Talons) until the expiry of ten years from the Relevant Date in respect of such Coupons and

(in the case of Talons)
indefinitely either all paid or exchanged Coupons of that maturity or a list of the serial
numbers of Coupons of that maturity still remaining unpaid or unexchanged. The Agent shall at all reasonable times make such record available to the Issuer, the Guarantor and any persons authorised by it for inspection and for the

taking of copies thereof or extracts
therefrom.
12.5

The Agent is authorised by the Issuer and instructed (a) in the case of any Global Note
which is a CGN, to endorse or to arrange for the endorsement of the relevant Global Note
to reflect the reduction in the nominal amount represented by it by the amount so redeemed
or purchased and cancelled and (b) in the case of any Global Note which is an NGN, to
instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their
records to reflect such redemption or purchase and cancellation, as the case may be;
provided, that, in the case of a purchase or cancellation, the Issuer has notified the Agent
of the same in accordance with subclause 12.1.
12.6

All records and certificates made or given pursuant to this clause and clause 13 shall make
a distinction between Notes, Coupons and Talons of each Series.
13.

ISSUE OF REPLACEMENT

NOTES, COUPONS

AND TALONS
13.1

The Issuer will cause a sufficient quantity of additional forms of Notes, Coupons and Talons
to be available, upon request, to the Agent at its specified office for the purpose of issuing
replacement Notes, Coupons and Talons as provided below.
13.2

The Agent will, subject to and in accordance with the Conditions and the following
provisions of

this clause, cause to be delivered any replacement Notes, Coupons

and
Talons

which the Issuer may determine to issue in place of Notes,

Coupons and Talons
which have been lost, stolen, mutilated, defaced or destroyed.

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13.3

In the case of a mutilated or defaced Note, the Agent shall ensure that (unless otherwise
covered by such indemnity as the Issuer may reasonably require)

any replacement Note
will only have attached

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to it Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Note which is presented for replacement.
13.4

The Agent shall not issue any replacement Note, Coupon or Talon unless and until the claimant therefor shall have:
(a)

paid such costs and

expenses as may be incurred

in connection therewith;
(b)

furnished it with such evidence

and indemnity as

the Issuer may reasonably

require;
and
(c)

in the case of any

mutilated or defaced Note, Coupon

or Talon,

surrendered it to the
Agent.
13.5

The Agent shall cancel any mutilated or defaced Notes, Coupons and Talons

in respect of
which replacement Notes, Coupons and Talons have been issued pursuant to this clause and shall furnish the Issuer with a certificate stating

the serial numbers of the Notes,
Coupons and Talons so cancelled and, unless otherwise instructed by the Issuer in writing, shall destroy such cancelled Notes,

Coupons and Talons and furnish the Issuer with a
destruction certificate containing the information specified in subclause 12.3.
13.6

The Agent shall, on issuing any replacement Note, Coupon or

Talon, forthwith inform the
Issuer and the other Paying Agents of the serial number of such replacement Note, Coupon
or Talon

issued and (if known) of the serial number of the Note,

Coupon or Talon in place of
which such replacement Note, Coupon or Talon has been issued.

Whenever replacement
Coupons or Talons are issued pursuant to the provisions of this clause, the Agent shall also notify the other Paying Agents of the maturity dates of the lost, stolen,

mutilated, defaced or
destroyed Coupons or Talons and of the replacement Coupons or Talons issued.
13.7

The Agent shall keep a full and complete record of all replacement

Notes, Coupons and
Talons

issued and shall make such record available at all reasonable times to the Issuer,
the Guarantor and any persons authorised by it for inspection and for the taking of copies
thereof or extracts therefrom.
13.8

Whenever any Note, Coupon or Talon for which a replacement Note, Coupon or Talon has been issued and in respect of which the serial number is known is presented to the Agent
or any of the other Paying Agents for payment, the Agent or, as the case may be, the relevant other Paying Agent shall immediately send notice thereof to the Issuer and the
other Paying Agents.
14.

COPIES OF DOCUMENTS

AVAILABLE

FOR INSPECTION OR

COLLECTION
14.1

The Paying Agents shall hold available for inspection or collection at their specified office
during normal business hours copies of all documents required to be so available by the
Conditions of any Notes. For these purposes, the Issuer, failing which the Guarantor, shall furnish the Paying Agents with sufficient copies of each of the relevant documents.
14.2

Each Paying Agent shall provide by email to a Noteholder copies of all documents required
to be so available by the Conditions of any Notes, following the Noteholder’s prior written
request and provision of proof of holding and identity (in a form satisfactory to the relevant
Paying Agent).
15.

MEETINGS OF NOTEHOLDERS
15.1

The provisions of Schedule 4 hereto shall apply to meetings of the Noteholders and shall
have effect in the same manner as if set out in this Agreement.

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15.2

Without prejudice to subclause 15.1, each of the Agent and the other Paying Agents on the
request

of

any

Noteholder

shall

issue

voting

certificates

and

block

voting

instructions

in
accordance

with

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Schedule

4

and

shall

forthwith

give

notice

to

the

Issuer

in

writing

of

any

revocation

or
amendment

of a

block voting

instruction.

Each of

the Agent

and the

other Paying

Agents
will

keep

a

full

and

complete

record

of

all

voting

certificates

and

block

voting

instructions
issued by it and will, not less than

24 hours before the time appointed for holding a meeting
or

adjourned meeting,

deposit at

such

place

as the

Agent shall

designate or

approve, full
particulars

of

all

voting

certificates

and

block

voting

instructions

issued

by

it

in

respect

of
such

meeting

or

adjourned

meeting.

The

Issuer

shall

provide

to

the

Agent

sufficient
supplies of such voting certificates and block voting instructions for such purposes.
16.

COMMISSIONS, EXPENSES

AND REVIEW OF FEES

AND EXPENSES
16.1

The Issuer, failing which the Guarantor agrees to pay to the Agent such fees and commissions as the Issuer, the Guarantor and the Agent shall separately agree in respect of the services of the Agent and the other Paying Agents hereunder together with any
expenses reasonably incurred (including legal, printing, postage,

fax, cable and advertising
expenses) incurred by the Agent and the other Paying Agents in connection with their said
services.
16.2

The Agent will make payment of the fees and commissions due hereunder to the other
Paying

Agents and will reimburse their expenses promptly after the receipt of the relevant
moneys from the Issuer or, as the case may be, the Guarantor. Neither the Issuer nor the
Guarantor shall be

responsible for any such payment or reimbursement

by the Agent to
the other Paying Agents.
16.3

The parties to this Agreement agree that, at the request of the Agent,

the fees and
expenses payable under this clause 16 may be reviewed and increased from time to time in
accordance with the Agent’s or any other relevant Paying

Agent’s then current fee levels.
In addition, the Agent reserves the right at any time and

from time to time to charge the
Issuer properly incurred additional fees and expenses in

respect of the performance by the
Agent or such other Paying Agent of services hereunder in respect of any exercise by the
Issuer or the Noteholders of any call or put option, exchanges,

conversions, solicitations,
offers, tenders or any other process that requires communication with the Noteholders.
17.

INDEMNITY
17.1

The Issuer, failing which the Guarantor, agrees to indemnify,

defend and hold the Agent
and its officers, directors, employees, agents and shareholders harmless from and against
any and all liabilities that are properly incurred by each of them and their respective officers,
directors, employees, agents and shareholders arising directly or indirectly out of or in
connection with this Agreement (including value added tax or similar tax pursuant to clause
1.4 of this Agreement and stamp and other documentary taxes

and duties pursuant to
clause 27 of this Agreement, but

excluding all other taxes), including, without limitation, any payment made by the Agent relying on information received by it pursuant to clause 7 and
the legal costs and expenses as such expenses are incurred

(including, without limitation,
the expenses of any experts, counsel, agents or other professional advisers) of
investigating, preparing for or defending itself against any action, claim or liability in
connection with its performance hereunder.

In no event however, shall the Issuer or the
Guarantor be obliged to indemnify the Agent and keep the Agent harmless from any fees,
expenses, charges and/or liabilities (i) incurred by the Agent as a result of its own fraud,
wilful misconduct or negligence, or (ii) the reimbursement of which is governed by another
clause of this Agreement.
17.2

The indemnity set out above shall survive

the resignation or removal of the Agent

or any
termination or expiry of this Agreement including any termination under any bankruptcy law
or similar.

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18.

REPAYMENT

BY THE AGENT
Upon the Issuer or,

as the case may be, the Guarantor

being discharged from its obligation
to

make

payments

in

respect

of

any

Notes

pursuant

to

the

relevant

Conditions,

and
provided

that

there

is

no

outstanding,
bona

fide
and

proper

claim

in

respect

of

any

such
payments, the

Agent shall

forthwith on

demand pay

to the

Issuer or,

as the

case may

be,
the Guarantor sums

equivalent to any

amounts paid to

it by the

Issuer or,

as the case may
be, the Guarantor for the purposes of such payments.
19.

CONDITIONS OF APPOINTMENT
19.1

The Agent shall be entitled to deal with money paid to it by the Issuer or the Guarantor for
the purpose of this Agreement in the same manner as other

money paid to a banker by its
customers except:
(a)

that it shall not exercise

any right of set-off, lien or similar

claim in respect

thereof;
(b)

as provided in subclause 19.2

below; and
(c)

that it shall not be

liable to account to the

Issuer or the Guarantor for any interest
thereon.
19.2

In acting hereunder and in connection with the Notes, the Agent and the other Paying
Agents shall act solely as agents of the Issuer and the Guarantor and will not thereby
assume any obligations towards or relationship of agency or trust for or with any of the
owners or holders of the Notes, Coupons or Talons.
19.3

The Agent and the other Paying Agents hereby undertake to

the Issuer and the Guarantor
to perform such obligations and duties, and shall be obliged to perform such duties and
only such duties as are herein (including Schedule 8 in the

case of the Agent), in the
Conditions and in the Procedures Memorandum specifically

set forth and no implied duties
or obligations shall be read into this Agreement or the Notes against the Agent and the
other Paying Agents.

Each of the Paying Agents (other than the Agent) agrees

that if any
information that is required by the Agent to perform the duties set out in Schedule 8
becomes known to it, it will promptly provide such information to the Agent.
19.4

The Agent may consult with legal and other professional

advisers and the opinion of such
advisers shall be full and complete protection in respect of any action taken, omitted or
suffered hereunder in good faith and in accordance with the opinion of such advisers.
19.5

Each of the Agent and the other Paying

Agents shall be protected and shall incur no liability
for or in respect of any action taken, omitted or suffered in reliance upon any instruction,
request or order from the Issuer or the Guarantor or any notice,

resolution, direction,
consent, certificate, affidavit, Note, statement, cable, telex or other paper or document
which it reasonably believes to be genuine and to have been delivered,

signed or sent by
the proper party or parties or upon written instructions from the

Issuer or the Guarantor.
19.6

Any of the Agent and the other Paying Agents and their officers, directors and employees
may become the owner of, or acquire any interest in, any Notes,

Coupons or Talons with
the same rights that it or they would have if the Agent or the relevant other Paying Agent,
as the case may be, concerned were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Issuer or the Guarantor and may act
on, or as depositary, trustee or agent for,

any committee or body of holders of Notes or
Coupons or in connection with any other obligations

of the Issuer or the Guarantor as freely
as if the Agent or the relevant other Paying

Agent, as the case may be, were not appointed
hereunder.

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19.7

The Issuer and the Guarantor shall provide the Agent with a certified copy of the list of
persons authorised to execute documents and take action

on its behalf in connection with
this Agreement and shall notify the Agent immediately in writing if any of such persons
ceases to be so authorised or if any additional person becomes so authorised together, in
the case of an additional authorised person, with

evidence satisfactory to the Agent that
such person has been so authorised.
19.8

Notwithstanding any provision of this Agreement

to the contrary, the Agent shall not in any
event be liable for indirect, punitive or consequential loss or damage of any kind
whatsoever (including but not limited to lost profits), whether or not foreseeable, even if the
Agent has been advised of the likelihood of such loss or damage and regardless of whether
the claim for loss or damage is made in negligence, for breach of contract or otherwise.
19.9

Notwithstanding anything to the contrary in the transaction documents,

the Agent shall not
be liable to any person for any matter or thing done or omitted in any way in connection
with the transaction documents save in relation to its own wilful default, negligence, fraud or
wilful misconduct, including that of its officers and employees.
19.10

The Agent shall not be under any obligation to take (and the Agent shall be entitled to
refrain from taking without liability) any action under this Agency

Agreement (including
without limitation, any legal action or proceedings under or in connection with this Agency
Agreement) or the other transaction documents which in its reasonable opinion may be
illegal or contrary to any law or regulation applicable to it (including,

without limitation, the
laws of the United States of America or any jurisdiction forming part of it or England and
Wales or Luxembourg) or any direction or regulation of any agency of any such state or jurisdiction. The Agent may without liability do anything which is,

in its reasonable opinion,
necessary to comply with any such law, directive,

policy or regulation.

In such event, the
Agent shall, where legally permissible and reasonably practicable,

take all reasonable steps
to notify the Issuer that it has so refrained.
20.

RELEASE OF THE GUARANTOR
20.1

If the Guarantee terminates and the Guarantor is released from its obligations in respect of
the Notes pursuant to Condition 2(c) ( Termination of Guarantee ), the Guarantor will be deemed to be simultaneously released from its rights and

obligations as the Guarantor
under this Agreement from (and including) the Guarantee Termination Date, without prejudice to any obligations which may have accrued prior to that time, without the need for
any further act or thing to be done.
20.2

Pursuant to the terms of Condition 2(c), the Issuer shall deliver to the Agent a notice of
such termination as soon as reasonably practicable after such termination.
21.

COMMUNICATION BETWEEN THE PARTIES
A copy

of all

communications relating to

the subject

matter of

this Agreement

between the
Issuer,

the Guarantor and the Noteholders or Couponholders and any of the Paying

Agents
(other than the Agent) shall be sent to the Agent by the other relevant Paying Agent.
22.

CHANGES IN AGENT

AND OTHER PAYING AGENTS
22.1

Each of the Issuer and the Guarantor agrees that, for so long as any Note is outstanding, or
until moneys for the payment of all amounts in respect of all outstanding Notes have been
made available to the Agent and have been returned to the

Issuer or, as the case may be,
the Guarantor as provided herein:

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(a)

so long as any Notes are listed on any Stock Exchange,

there will at all times be a
Paying Agent (which may be the Agent) with a specified office in such place as may
be required by the rules and regulations of the relevant Stock Exchange or other
relevant authority;
(b)

there will at all times

be a Paying Agent with

a specified office outside Norway;

and
(c)

there will at all times be

an Agent.
In

addition, the

Issuer

and

the

Guarantor

shall

forthwith

appoint

a

Paying Agent

having

a
specified office in New York

City in the circumstances described in the second paragraph of
Condition

4(d).

Any

variation,

termination,

appointment

or

change

shall

only

take

effect
(other than in the case of insolvency (as provided in subclause

22.5 below), when it shall be
of immediate effect)

after not less

than 30

nor more than

45 days' prior

notice thereof shall
have been given to the Noteholders in accordance with Condition

12.
22.2

The Agent may (subject as provided in subclause 22.4 below) at any time resign as Agent
by giving at least 90 days' written notice to the Issuer

and the Guarantor of such intention
on its part, specifying the date on which its desired resignation shall become effective.
22.3

The Agent may (subject as provided in subclause 22.4 below) be removed at any time by
the Issuer and the Guarantor on at least 30 days' notice by

the filing with it of an instrument
in writing signed on behalf of the Issuer and the Guarantor specifying such removal and the
date when it shall become effective.
22.4

Any resignation under subclause 22.2

or removal under subclauses 22.3 or 22.5

shall only
take effect upon the appointment by the Issuer and the Guarantor as hereinafter provided,
of a successor Agent and (other than in cases of insolvency of the

Agent) on the expiry of
the notice to be given under clause 24.

The Issuer and the Guarantor agree with the Agent
that if, by the day falling ten days before the expiry of any notice under subclause 22.2, the
Issuer and the Guarantor have not

appointed a successor Agent, then the Agent shall be
entitled, on behalf of the Issuer and the Guarantor to appoint as a successor Agent in its
place a reputable financial institution of good standing which the Issuer shall approve (such
approval not to be unreasonably withheld or delayed).
22.5

In case at any time the Agent resigns, or is removed, or becomes incapable of acting, or is
adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an
assignment for the benefit of its creditors or consents to the appointment of an
administrator, liquidator or

administrative or other receiver of all or a substantial part of its
property, or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if any order of any court is entered approving any petition
filed by or against it under the provisions of any applicable bankruptcy or insolvency law or
if a receiver of it or of all or a substantial part of its property is appointed or if any officer
takes charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor Agent, which shall

be a reputable financial
institution of good standing may be appointed by the Issuer and the Guarantor by an
instrument in writing filed with the successor Agent.

Upon the appointment as aforesaid of
a successor Agent and acceptance by the latter

of such appointment and (other than

in
case of insolvency of the Agent when it

shall be of immediate effect) upon expiry of the
notice to be given under clause 24 the Agent so superseded shall cease to be the Agent
hereunder.
22.6

Subject to subclause 22.1, the Issuer and the Guarantor may, after prior consultation with the Agent, terminate the appointment of any of the other Paying Agents at any time and/or
appoint one or more further other Paying Agents by giving to the Agent, and to the relevant
other Paying Agent at least

45 days' notice in writing to that effect (other than in the case of

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insolvency of the other Paying Agent).

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22.7

Subject to subclause 22.1, all or any of the Paying Agents may resign their respective
appointments hereunder at any time by giving the Issuer, the Guarantor and the Agent at least 45 days' written notice to that effect.
22.8

Upon its resignation or

removal becoming effective, the

Agent or the relevant

Paying Agent:
(a)

shall forthwith transfer all moneys held by

it hereunder and, if applicable, deliver

the
records referred to in subclauses 12.4 and 13.7 to the successor Agent hereunder;
and
(b)

shall be entitled to the payment by the Issuer, failing which the Guarantor of its commissions, fees and expenses for the services theretofore

rendered hereunder in
accordance with the terms of clause 16.
22.9

Upon its appointment becoming effective, a successor Agent and any new

Paying Agent
shall, without further act, deed or conveyance, become vested with all the authority, rights,
powers, trusts, immunities, duties and

obligations of its predecessor or, as the case

may be,
a Paying Agent with like effect as if originally named

as Agent or (as the case may be) a
Paying Agent hereunder.
22.10

If either the Issuer or Guarantor is required to withhold

or deduct any FATCA

Withholding in
connection with any payments due on the Notes and such FATCA Withholding would not have arisen but for the Paying Agent not being

or having ceased to be a person

to whom
payments are free from FATCA Withholding, the Issuer or Guarantor will be entitled, during the period in which that Paying Agent is not a

person to whom payments are free

from
FATCA

Withholding, to terminate the Paying Agent with 10 days’ notice and such
termination will be effective from any such time specified in writing to such

Paying Agent.
23.

MERGER AND CONSOLIDATION
Any

corporation

into

which

the

Agent

or

any

other

Paying

Agent

may

be

merged

or
converted, or

any corporation with

which the Agent

or any of

the other

Paying Agents may
be consolidated, or

any corporation resulting

from any

merger,

conversion or consolidation
to which the Agent or any

of the other Paying Agents shall be

a party,

or any corporation to
which

the

Agent

or

any

of

the

other

Paying

Agents

shall

sell

or

otherwise

transfer

all

or
substantially

all

the

assets

of

the

Agent

or

any other

Paying

Agent,

or

any

corporation to
which

the

Agent

or

any

other

Paying

Agent

shall

sell

or

otherwise

transfer

all

or
substantially

all

of

its

corporate

trust

business

shall,

on

the

date

when

such

merger,
conversion, consolidation

or transfer

becomes effective

and to

the extent

permitted by

any
applicable laws, become

the successor

Agent or,

as the

case may

be, other

Paying Agent
under this

Agreement without

the execution

or filing

of any

paper or

any further

act on

the
part

of

the

parties

hereto,

unless

otherwise

required

by

the

Issuer

or

the

Guarantor,

and
after

the

said

effective

date

all

references in

this

Agreement to

the

Agent

or,

as the

case
may

be,

such

other

Paying

Agent

shall

be

deemed

to

be

references

to

such

corporation.
Written

notice of

any such

merger,

conversion, consolidation

or

transfer shall

forthwith be
given to the Issuer and the Guarantor by the Agent or other

Paying Agent.
24.

NOTIFICATION OF CHANGES TO PAYING AGENTS
Following

receipt

of

notice

of

resignation

from

the

Agent

or

any

other

Paying

Agent

and
forthwith

upon

appointing

a

successor

Agent

or,

as

the

case

may

be,

further

or

other
Paying Agents or on giving notice to terminate the appointment of the Agent or, as the case
may

be,

other

Paying

Agent,

the

Agent

(on

behalf

of

and

at

the

expense

of

the

Issuer,
failing which the Guarantor) shall give or

cause to be given not more than

45 days' nor less
than 30 days' notice thereof to the Noteholders in accordance with the Conditions.

0010155-0003437 UKO2:

2005996996.8

25.

CHANGE OF SPECIFIED

OFFICE
If

the

Agent

or

any

other

Paying

Agent

determines

to

change

its

specified

office

it

shall
(after

having, in any such case other than a

change of specified office within the same

city,
obtained

the

prior

written

approval

of

the

Issuer

and

the

Guarantor

thereto)

give

to

the
Issuer,

the

Guarantor

and

(if

applicable)

the

Agent

written

notice

of

such

determination
giving the address of the new specified office which shall be in the same city and stating the
date on which such change is to take effect, which shall not be less than 45 days thereafter.
The

Agent

(on

behalf

of

the

Issuer,

failing

which

the

Guarantor)

but

at

its

own

expense)
shall within

15

days of

receipt of

such notice

(unless the

appointment of

the

Agent or

the
other relevant

Paying Agent,

as the

case may

be, is

to terminate

pursuant to clause

22 on
or prior

to the

date of

such change)

give or

cause to

be given

not more

than 45

days' nor
less than 30 days' notice thereof to the Noteholders in accordance with the Conditions.
26.

NOTICES AND COMMUNICATION
26.1

Any notice or communication

given hereunder shall be

sufficiently given or served:
(a)

if delivered in person to the relevant address specified on

the signature pages
hereof or such other address as may be notified by the recipient in accordance with
this clause and, if so delivered, shall be deemed to have been delivered at time of
receipt; or
(b)

if by email, when sent, subject to no delivery failure notification being received by
the

sender within 24 hours of the time of sending, to the relevant email address
specified on the signature pages hereof or such other email address as may be
notified by the recipient in accordance with this clause; or
(c)

if sent by facsimile to the relevant number specified on the signature pages hereof
or such other address as may be notified by the recipient in accordance with this
clause and, if so sent, shall be deemed to have been delivered immediately after
transmission provided such transmission is confirmed when an acknowledgement of
receipt is received.
26.2

Where a communication is received after business hours it shall be deemed to be received
and become effective on the next business day. Every communication shall be irrevocable
save in respect of any manifest error therein.
26.3

In no event shall the Agent or any other entity of The Bank of New York Mellon Group be liable for any losses arising to the Agent or any other entity of The Bank of New York
Mellon Group

receiving or transmitting any data from any Issuer, any Authorised Person or any party to the transaction via any non-secure method of transmission or communication,
such as, but without limitation, by facsimile or email. The parties hereto accept that some methods of communication are not secure and

the Agent or any other entity of The Bank of
New York Mellon Group shall incur no liability for receiving Instructions via any such non-
secure method.

The Agent or any other entity of The Bank of New York Mellon Group is authorised to comply with and rely upon any such notice,

Instructions or other
communications believed by it to have been sent or given by

an Authorised Person or an
appropriate party to the transaction (or authorised

representative thereof).

The Issuer or
authorised officer of the Issuer shall use all reasonable endeavours to ensure that
Instructions transmitted to the Agent or any

other entity of The Bank of New

York Mellon
Group pursuant to this Agreement are complete and

correct.

Any Instructions shall be
conclusively deemed to be valid Instructions from the Issuer or authorised officer of the
Issuer to the Agent or any other entity of The Bank

of New York Mellon Group for the
purposes of this Agreement.

0010155-0003437 UKO2:

2005996996.8

27.

TAXES AND STAMP DUTIES
The

Issuer,

failing

which

the

Guarantor,

agrees

to

pay

any

and

all

stamp

and

other
documentary

taxes

or

duties

which

may

be

payable

in

connection

with

the

execution,
delivery, performance and enforcement of this Agreement.
28.

CURRENCY INDEMNITY
If, under

any applicable law

and whether pursuant

to a

judgment being made

or registered
against

the

Issuer

and/or

the

Guarantor

or

in

the

liquidation,

insolvency

or

analogous
process of

the Issuer

and/or the

Guarantor or

for any

other reason,

any payment

under or
in connection

with this

Agreement is

made or

falls to

be satisfied

in a

currency (the
other
currency
)

other

than

that

in

which

the

relevant

payment

is

expressed

to

be

due

(the
required

currency
)

under

this

Agreement,

then,

to

the

extent

that

the

payment

(when
converted into the required currency

at the rate of

exchange on the date of

payment or,

if it
is not practicable for the

Agent or the relevant

other Paying Agent to purchase

the required
currency with

the other

currency on

the date

of payment,

at the

rate

of exchange

as soon
thereafter

as

it

is

practicable

for

it

to

do

so

or,

in

the

case

of

a

liquidation,

insolvency

or
analogous process

at the

rate of

exchange on

the latest

date permitted

by applicable

law
for

the

determination

of

liabilities

in

such

liquidation,

insolvency

or

analogous

process)
actually received by

the Agent

or the relevant

other Paying Agent

falls short of

the amount
due under

the terms

of this

Agreement, the

Issuer and

the Guarantor

jointly and

severally
undertake

that

they

shall,

as

a

separate

and

independent

obligation,

indemnify

and

hold
harmless the Agent and each

other Paying Agent against the

amount of such shortfall.

For
the

purpose

of

this

clause,
rate

of

exchange
means

the

rate

at

which

the

Agent

or

the
relevant other Paying

Agent is able

on the relevant

date to purchase

the required currency
with

the

other

currency

and

shall

take

into

account

any

premium

and

other

costs

of
exchange.
29.

AMENDMENTS
This

Agreement

may

be

amended

in

writing

by

agreement

between

the

Issuer,

the
Guarantor,

the

Agent

and

the

other

Paying

Agents,

but

without

the

consent

of

any
Noteholder

or

Couponholder,

for

the

purpose

of

curing

any

ambiguity

or

of

curing,
correcting

or

supplementing

any

defective

provision

contained

herein

or

in

any

manner
which

the

parties

may

mutually

deem

necessary

or

desirable

and

which

shall

not

be
materially prejudicial to the interests of the Noteholders.

The Issuer, the Guarantor and the
Agent may also agree any modification pursuant to

Condition 13 of the Notes.
30.

DESCRIPTIVE HEADINGS
The descriptive headings in this Agreement are for convenience of reference only and shall
not define or limit the provisions hereof.
31.

CONTRACT (RIGHTS OF

THIRD PARTIES) ACT 1999
A

person

who

is

not

a

party

to

this

Agency

Agreement

or

any

agency

agreement
supplemental hereto has

no right

under the Contracts

(Rights of

Third Parties) Act

1999 to
enforce any term of this Agency Agreement or any agency agreement supplemental hereto, but this does not affect any right or

remedy of a third party which exists or is available apart
from that Act.
32.

GOVERNING LAW AND SUBMISSION

TO JURISDICTION
32.1

This

Agreement

and

any

non-contractual

obligations

arising

out

of

or

in

connection
with

it

are governed by, and shall be construed in accordance with, English law.

0010155-0003437 UKO2:

2005996996.8

32.2

The courts of England are to have exclusive

jurisdiction to settle any disputes which may
arise of out of or in connection with this Agreement (including a dispute relating to any non-
contractual obligations arising out of or in connection with this Agreement) and accordingly
any legal action or proceedings arising out of or in connection with this Agreement
( Proceedings ) (including any Proceedings relating to any non-contractual obligations arising out of or in connection with this Agreement) may be brought in such courts.

The
Issuer irrevocably submits to the jurisdiction of such courts and waives any objection to
Proceedings in any such courts whether on the ground of venue or on the ground that
Proceedings have been brought in an inconvenient forum.

This submission is made for the
benefit of each of the Paying Agents and, to the extent allowed by applicable law, shall not
limit the right of any of them to take Proceedings in any other court of competent jurisdiction
nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of
Proceedings in any other jurisdiction (whether concurrently or not).
The Issuer

and the

Guarantor irrevocably

appoints Equinor

UK Limited

(whose offices

are
at

the

date

of

this

Agreement

at

One

Kingdom

Street,

Paddington

Central,

London

W2
6BD)

as

their

authorised agent

for

service

of

process in

England.

If

for

any

reason

such
agent shall cease to

be such agent for

service of process, the Issuer

and/or the Guarantor,
as

the

case

may

be,

shall

forthwith,

on

request

of

the

Agent,

appoint

a

new

agent

for
service

of

process

in

England

and

deliver

to

the

Agent

a

copy

of

the

new

agent's
acceptance of

that appointment

within 30

days.

Nothing in

this Agreement

shall affect

the
right to serve process in any other manner permitted by law.
33.

COUNTERPARTS
33.1

This Agreement may be executed by any one or more of the parties hereto in any number
of counterparts, each of which

shall be deemed to be an

original, but all such counterparts
shall together constitute one and the same instrument.
34.

GENERAL
34.1

If any provision in or obligation

under this Agreement is or becomes

invalid, illegal or
unenforceable in any respect under the law of any jurisdiction,

that will not affect or impair
(i) the validity, legality or enforceability under the law of that jurisdiction of any other provision in or obligation under this Agreement, and (ii) the validity, legality or enforceability
under the law of any other jurisdiction of that or any other provision in or obligation under
this Agreement.
35.

EU CONTRACTUAL RECOGNITION

OF BAIL-IN
Notwithstanding

and

to

the

exclusion

of

any

other

term

of

this

Agreement

or

any

other
agreements, arrangements, or

understanding between the

parties to

this Agreement,

each
of

the

parties

to

this

Agreement

acknowledges

and

accepts

that

a

BRRD

Liability

arising
under

this

Agreement

may

be

subject

to

the

exercise

of

Bail-in

Powers

by

the

Relevant
Resolution Authority, and acknowledges, accepts, and agrees to be bound by:
(a)

the effect of the exercise of Bail-in Powers by the Relevant Resolution Authority in

relation
to any BRRD Liability of any BRRD Entity (a Relevant BRRD Party ) to any other party under this Agreement, that (without limitation) may include and result in any of the
following, or some combination thereof:
(i)

the reduction of all,

or a portion, of the

BRRD Liability or outstanding

amounts due
thereon;
(ii)

the conversion of all, or a portion, of the BRRD Liability into shares,

other securities
or

other obligations of the Relevant BRRD Party

or another person, and the issue to

0010155-0003437 UKO2:

2005996996.8

or

conferral on any other party to this Agreement of such shares,

securities or
obligations;

0010155-0003437 UKO2:

2005996996.8

(iii)

the cancellation of any

BRRD Liability; and
(iv)

the amendment or alteration of the amounts due

in relation to any BRRD Liability,
including any interest, if applicable, thereon, or the date on which any payments are
due, including by suspending payment for a temporary period; and
(b)

the

variation

of

the

terms

of

this

Agreement

as

deemed

necessary

by

the

Relevant
Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant
Resolution Authority.
For the purposes of this

clause 35:
Bail-in Legislation
means, in

relation to

a member

state of

the European

Economic Area
which

has

implemented,

or

which

at

any

time

implements,

the

BRRD,

the

relevant
implementing law,

regulation, rule or requirement as

described in the EU Bail-in

Legislation
Schedule from time to time;
Bail-in Powers
means any

Write-down and

Conversion Powers as

defined in the

EU Bail-
in Legislation Schedule, in relation to the relevant Bail-in Legislation;
BRRD
means

Directive

2014/59/EU

of

15

May

2014

establishing

the

framework

for

the
recovery and resolution of

credit institutions and investment firms,

as amended or replaced
from time to time;
BRRD Entity
means any party to

this Agreement that is subject

to Bail-in Powers;
BRRD Liability
means any

liability in

respect of

which the

relevant Bail-in

Powers may

be
exercised;
EU Bail-in

Legislation Schedule
means the

document described

as such,

then in

effect,
and published by the Loan Market Association (or any successor person) from time to time;
and
Relevant

Resolution

Authority
means,

in

respect

of

any

Relevant

BRRD

Party,

the
resolution

authority

with

the

ability

to

exercise

any

Bail-in

Powers

in

relation

to

such
Relevant BRRD Party.
IN

WITNESS

WHEREOF
the

parties

hereto

have

executed

this

Agreement

as

of

the

date

first
above written.

0010155-0003437 UKO2:

2005996996.8

SCHEDULE 1
TERMS AND CONDITIONS

OF THE NOTES OTHER

THAN VPS NOTES
This Note is one of a Series (as defined below) of

Notes issued by Equinor ASA (the
Issuer )
pursuant to the Agency Agreement (as defined below).
References

herein

to

the
Notes
shall

be

references

to

the

Notes

of

this

Series

and

shall
mean:
(i)

in

relation

to

any

Notes

represented

by

a

global

Note,

units

of

each

Specified
Denomination in the Specified Currency;
(ii)

definitive Notes issued in

exchange for a

global Note; and
(iii)

any global Note.
The

Notes

and

the

Coupons (as

defined

below)

also

have

the

benefit

of

an

amended

and
restated

Agency

Agreement

(such

Agency

Agreement,

as

modified

and/or

restated

and/or
supplemented

from

time

to

time,

the
Agency

Agreement
)

dated

11

May

2023

and

made
among

the

Issuer,

Equinor

Energy

AS

(the
Guarantor
),

The

Bank

of

New

York

Mellon,
London

Branch

as

issuing

and

principal

paying

agent

(the
Agent
,

which

expression

shall
include

any

successor agent

specified

in

the

applicable Final

Terms)

and

the

other

paying
agents named

therein (together

with the

Agent, the
Paying Agents
, which

expression shall
include any additional or successor paying agents).
If

so

indicated

in

the

applicable

Final

Terms,

the

Notes

will

(subject

to

Condition

2(c)
(
Termination

of

Guarantee
))

have

the

benefit

of

the

deed

of

guarantee

executed

by

the
Guarantor (such

deed

as modified

and/or restated

and/or

supplemented from

time

to

time,
the Guarantee ) dated 13 May 2020.
Interest bearing definitive

Notes have interest

coupons (
Coupons
) and in

the case of

Notes
which, when issued in definitive form, have more than 27 interest payments remaining talons for

further

Coupons

(
Talons
)

attached

on

issue.

Any

reference

herein

to

Coupons

or
coupons

shall,

unless

the

context

otherwise requires,

be

deemed to

include a

reference to
Talons

or talons.
The final

terms for

this Note

(or the

relevant provisions

thereof) are

set out

in Part

A of

the
Final

Terms

attached

to

or

endorsed

on

this

Note

and

complete

these

Terms

and
Conditions. References

to the
applicable Final

Terms
are to

Part A

of the

Final Terms

(or
the relevant provisions thereof) attached to or endorsed on this

Note.
Any reference

to
Noteholders
shall mean

the holders

of the

Notes, and

shall, in

relation to
any

Notes

represented

by

a

global

Note,

be

construed

as

provided

below.

Any

reference
herein

to
Couponholders
shall

mean

the

holders

of

any

Coupons,

and

shall,

unless

the
context otherwise requires, include the holders of any Talons.
As used

herein,
Tranche
means all

Notes with

the same

Issue Date

and which

are subject
to

the

same

Final

Terms

and
Series
means

a

Tranche

of

Notes

together

with

any

further
Tranche

or Tranches

of Notes

which are (i)

expressed to be

consolidated and form

a single
series and (ii) identical in all respects (including as to listing and admission to trading) except for their respective Issue Dates, Interest Commencement Dates and/or

Issue Prices.

0010155-0003437 UKO2:

2005996996.8

The Noteholders and

the Couponholders are

entitled to the

benefit of the

Deed of Covenant
(such

Deed

of

Covenant,

as

modified

and/or

restated

and/or

supplemented

from

time

to
time, the
Deed

of

Covenant
) dated

13 May

2020 and

made by

the Issuer.

The original

of
the

Deed

of

Covenant

is

held

by

a

common

depositary

on

behalf

of

Euroclear

(as

defined
below) and Clearstream, Luxembourg (as defined below).
Copies of

the Agency

Agreement and

the Deed

of Covenant

(i) are

available for

inspection
or

collection during

normal business

hours at

the

specified

office

of each

of

the

Agent and
the other Paying Agents or (ii)

may be provided by email to

a Noteholder following their prior
written request to the

Agent or any other

Paying Agent and provision

of proof of holding

and
identity

(in

a

form

satisfactory to

the

Agent

or

the

relevant

Paying Agent,

as the

case may
be). When

the Notes

are to

be admitted

to trading

on the

main market

of the

London Stock
Exchange

plc,

the

applicable

Final

Terms

will

be

published

on

the

website

of

the

London
Stock

Exchange

plc

through

a

regulatory

information

service.

The

applicable

Final

Terms
will, during

normal business

hours, be

available for

viewing at

and copies

may be

obtained
from

the

registered

office

of

the

Issuer

and

from

the

specified

office

of

each

of

the

Paying
Agents

by

a

Noteholder

upon

such

Noteholder

producing

evidence

satisfactory

to

the
relevant Paying

Agent as

to its

holding of

such Notes

and its

identity.

The Noteholders

and
the

Couponholders are

deemed to

have notice

of,

and are

entitled to

the

benefit of,

all the
provisions of the

Agency Agreement and the

applicable Final Terms

which are applicable

to
them.
Words

and

expressions

defined

in

the

Agency

Agreement

or

used

in

the

applicable

Final
Terms

shall have the same meanings where used in

these Terms

and Conditions unless the
context

otherwise

requires

or

unless

otherwise

stated

and

provided

that,

in

the

event

of
inconsistency

between

the

Agency

Agreement

and

the

applicable

Final

Terms,

the
applicable Final Terms will prevail.
1.

Form, Denomination and

Title
The Notes

are in

bearer form

and, in

the case

of definitive

Notes, serially

numbered, in

the
currency

(the
Specified

Currency
)

and

the

denominations

(the
Specified
Denomination(s)
)

specified

in

the

applicable

Final

Terms.

Notes

of

one

Specified
Denomination may not be exchanged for Notes of another Specified

Denomination.
This

Note

may

be

a

Fixed

Rate

Note,

a

Floating

Rate

Note,

a

Zero

Coupon

Note

or

a
combination

of

any

of

the

foregoing,

depending

upon

the

Interest

Basis

shown

in

the
applicable Final Terms.
Definitive Notes

are

issued with

Coupons attached,

unless they

are

Zero Coupon

Notes

in
which case

references to

Coupons and

Couponholders in

these

Terms

and

Conditions are
not applicable.
Subject

as set

out below,

title to

the

Notes and

Coupons will

pass by

delivery.

The Issuer,
the Guarantor, and any Paying Agent may deem and treat the

bearer of any Note or Coupon
as

the

absolute

owner

thereof

(whether

or

not

overdue

and

notwithstanding

any

notice

of
ownership or

writing thereon

or notice

of any

previous loss

or theft

thereof) for

all purposes
but,

in

the

case

of

any

global

Note,

without

prejudice

to

the

provisions

set

out

in

the

next
succeeding paragraph.
For so

long as any

of the Notes

is represented by

a global Note

held on behalf

of Euroclear
Bank

SA/NV

(
Euroclear
)

and/or

Clearstream

Banking

S.A.

(
Clearstream,

Luxembourg
)
each

person (other

than Euroclear

or

Clearstream, Luxembourg)

who

is for

the time

being

0010155-0003437 UKO2:

2005996996.8

shown

in

the

records

of

Euroclear

or

of

Clearstream,

Luxembourg

as

the

holder

of

a
particular nominal

amount of

such Notes

(in which

regard any

certificate or

other document
issued

by

Euroclear

or

Clearstream,

Luxembourg as

to

the

nominal amount

of

such

Notes
standing to the

account of any

person shall be

conclusive and binding

for all

purposes save
in

the

case

of

manifest

error)

shall

be

treated

by

the

Issuer,

the

Guarantor (in

the

case

of
Notes

having

the

benefit of

the

Guarantee),

the

Agent

and

any

other

Paying Agent

as

the
holder of such

nominal amount of

such Notes for

all purposes other

than with respect

to the
payment

of

principal or

interest on

such nominal

amount

of

such Notes,

for

which purpose
the

bearer

of

the

relevant global

Note

shall be

treated

by the

Issuer,

the

Guarantor (in

the
case of

Notes having

the benefit

of the

Guarantee), the

Agent and

any other

Paying Agent
as the

holder of

such nominal

amount of

such Notes

in accordance

with and

subject to

the
terms of the relevant global Note

and the expressions
Noteholder and holder of Notes and
related expressions shall be construed accordingly.

Notes which are represented by a global
Note will be transferable only in accordance

with the rules and procedures for the time

being
of Euroclear or of Clearstream, Luxembourg, as the case may

be.
2.

Status of the Notes and

the Guarantee
(a)

Status of the Notes
The

Notes

and

the

relative

Coupons

(if

any)

constitute

unsecured

and

unsubordinated
obligations

of

the

Issuer

and

shall

at

all

times

rank
pari

passu
and

without

any

preference
among themselves.

The payment

obligations of

the Issuer

under the

Notes and

the relative
Coupons

(if

any)

shall,

save

for

such

exceptions

as

may

be

provided

by

applicable
legislation,

at

all

times

rank

at

least equally

with

all

its

other

present

and

future

unsecured
and unsubordinated obligations.
(b)

Status of Guarantee
The

obligations

of

the

Guarantor

under

the

Guarantee

constitute

unsecured

and
unsubordinated

obligations

of

the

Guarantor

and

shall

at

all

times

rank
pari

passu
and
without any

preference among

themselves and

(with the

exception of

obligations in

respect
of

national and

local taxes

and certain

other statutory

exceptions and

subject as

aforesaid)
at

least

equally

with

all

its

other

present

and

future

unsecured

and

unsubordinated
obligations.
(c)

Termination of Guarantee
(i)

The Guarantee shall automatically and unconditionally be terminated on the
Guarantee Termination Date. As soon as reasonably practicable after such termination (and by no later than 15 Business Days (as defined in Condition 3(b)(i)
( Interest Payment Dates )) after the Guarantee Termination Date), the Guarantor or the Issuer shall provide notice of such termination to the Noteholders

and
Couponholders in accordance with Condition 12 ( Notices ).
For the purposes of

this Condition 2(c)(i):
Guarantee Termination

Date
means the

first date

on which

the

aggregate amount
of

indebtedness

for

borrowed

money

for

which

the

Guarantor

is

an

obligor

(as

a
guarantor,

co-issuer

or

borrower)

does

not

exceed

10

per

cent.

of

the

aggregate
principal

amount

of

indebtedness

for

borrowed

money

of

the

Issuer

and

its
Subsidiaries (as defined

in Condition 8

(
Events of Default
)), on a

consolidated basis,
as of such time; and

0010155-0003437 UKO2:

2005996996.8

the amount of the Guarantor's indebtedness for borrowed money shall not include (A)
any

Notes

subject

to

this

Condition

2(c)

(
Termination

of

Guarantee
),

(B)

any

other
debt the

terms of

which permit

the termination

of the

Guarantor's guarantee

of such
debt under similar circumstances, as long as the Guarantor's obligations in respect of such other debt are terminated at substantially the same time as the Guarantee, and
(C)

any

debt

that

is

being

refinanced

at

substantially

the

same

time

that

the
Guarantee

of

the

Notes

is

being

terminated,
provided

that
any

obligations

of

the
Guarantor in respect of the debt that is incurred in the refinancing shall be included in the calculation of the Guarantor's indebtedness for borrowed money.
(ii)

For the avoidance of doubt, the Notes may not be declared due and payable
pursuant to Condition 8(e) ( Events of Default ) as a result of the Guarantee being terminated pursuant to this Condition 2(c) ( Termination of Guarantee ).
3.

Interest
(a)

Interest on Fixed Rate

Notes
Each Fixed Rate

Note bears interest from

(and including) the

Interest Commencement Date
at

the

rate(s)

per

annum

equal

to

the

Rate(s)

of

Interest

payable

in

arrear

on

the

Interest
Payment

Date(s)

in

each

year

and

on the

Maturity

Date

if

that

does

not fall

on

an

Interest
Payment Date.
If

the

Notes

are

in

definitive

form,

except

as

provided

in

the

applicable

Final

Terms,

the
amount

of

interest

payable on

each

Interest

Payment

Date in

respect

of

the

Fixed

Interest
Period

ending

on

(but

excluding)

such

date

will

amount

to

the

Fixed

Coupon

Amount.
Payments of interest on any Interest Payment Date will, if so specified in the applicable Final
Terms,

amount to the Broken Amount(s) so specified.
As used

in these

Conditions,
Fixed Interest

Period
means the

period from

(and including)
an Interest

Payment Date

(or the

Interest Commencement Date)

to (but

excluding) the

next
(or first) Interest Payment Date.
Except

in

the

case

of

Notes

in

definitive

form

where

a

Fixed

Coupon

Amount

or

Broken
Amount

is specified

in the

applicable Final

Terms,

interest shall

be calculated

in respect

of
any period by applying the Rate of Interest to:
(A)

in the case of Fixed Rate Notes which are represented by a

Global Note, the
aggregate outstanding nominal amount of the Fixed Rate Notes represented by such
Global Note; or
(B)

in the case of Fixed Rate

Notes in definitive

form, the Calculation Amount,
and, in each case, multiplying such sum by the applicable

Day Count Fraction.
The

resultant

figure

(including

after

application

of

any

Fixed

Coupon

Amount

or

Broken
Amount to the Calculation Amount in the case of Fixed Rate Notes in definitive form) shall be rounded to the nearest

sub-unit of the relevant Specified

Currency,

half of any such sub-unit
being rounded upwards or otherwise in accordance with applicable market convention.
Where the Specified Denomination of a Fixed Rate Note in

definitive form is a multiple of the
Calculation Amount, the amount of

interest payable in respect of

such Fixed Rate Note shall
be the product of the amount (determined in the manner provided above) for the Calculation

0010155-0003437 UKO2:

2005996996.8

Amount and the amount by which the Calculation Amount is multiplied to reach the Specified
Denomination, without any further rounding.
In these Conditions, Day Count Fraction
means, in respect

of the calculation

of an amount
of interest in accordance with this Condition 3(a) ( Interest on Fixed Rate Notes ):
(i)

if "Actual/Actual (ICMA)"

is specified in

the applicable Final

Terms:
(a)

in the case of Notes where the number of days in the relevant period from
(and including) the most recent

Interest Payment Date (or, if none, the Interest
Commencement Date) to (but excluding) the relevant payment date

(the
Accrual Period) is equal to or shorter than the Determination Period during
which the Accrual Period ends, the number of days in such Accrual

Period
divided by the product of (1) the number of days in such Determination

Period
and (2) the number of Determination Dates (as specified in the applicable
Final Terms)

that would occur in one calendar year; or
(b)

in the case of Notes where the Accrual Period is longer than the
Determination Period during which the Accrual Period ends, the sum of:
(1)

the number of days in such Accrual Period falling in the Determination
Period in which the Accrual Period begins divided by the product of (x)
the number of days in such Determination Period and (y) the number of Determination Dates (as specified in the applicable Final Terms)
that would occur in one calendar year; and
(2)

the number of days in such Accrual Period falling in the next
Determination Period divided by the product of (x) the number of days in such Determination Period and (y) the number of Determination
Dates that would occur in one calendar year; and
(ii)

if "30/360" is specified in the applicable Final

Terms, the number of days in the period
from (and including) the most recent Interest Payment Date (or, if none, the Interest
Commencement Date) to (but excluding) the relevant payment date

(such number of
days being calculated on the basis of a year of 360 days with 12

30-day months)
divided by 360.
In these Conditions:
Determination Period
means each period

from (and including)

a Determination Date to

but
excluding the

next Determination Date

(including, where

either the

Interest Commencement
Date or the final

Interest Payment Date is not

a Determination Date, the period

commencing
on the first

Determination Date prior to,

and ending on

the first Determination

Date following
after, such date); and
sub-unit
means,

with

respect

to

any

currency

other

than

euro,

the

lowest

amount

of

such
currency that is available as legal tender in

the country of such currency and, with

respect to
euro, means one cent.
(b)

Interest on Floating

Rate Notes
(i) Interest Payment Dates

0010155-0003437 UKO2:

2005996996.8

Each

Floating

Rate

Note

bears

interest

from

(and

including)

the

Interest
Commencement Date and such interest will be payable in arrear on either:
(A)

the Specified Interest Payment Date(s) (each an
Interest Payment Date ) in
each year specified in the applicable Final Terms; or
(B)

if no Specified Interest Payment Date(s)

is/are specified in the

applicable Final
Terms,

each date (each an
Interest Payment Date ) which falls the number of
months or other period specified as the Specified Period in the applicable
Final Terms

after the preceding Interest Payment Date or, in the case of the first Interest Payment Date, after the Interest Commencement Date.
Such

interest

will

be

payable

in

respect

of

each

Interest

Period

(which

expression,
shall,

in

these

Terms

and

Conditions,

mean

the

period

from

(and

including)

an
Interest

Payment

Date

(or

the

Interest

Commencement Date)

to

(but

excluding) the
next

(or

first)

Interest

Payment

Date

or

the

relevant

payment

date

if

the

Notes
become payable on a date other than an Interest Payment Date).
If

a

Business

Day

Convention

is

specified

in

the

applicable

Final

Terms

and

(x)

if
there is no

numerically corresponding day in

the calendar month

in which an

Interest
Payment Date

should occur

or (y)

if any

Interest Payment

Date would

otherwise fall
on a day which is

not a Business Day,

then, if the Business Day convention specified
is:
(1)

in any case where Specified Periods are specified in accordance with
Condition 3(b)(i)(B) above, the Floating Rate Convention, such

Interest
Payment Date (i) in the case of (x) above, shall be the last day that is a
Business Day in the relevant month and the provisions of (B) below shall
apply mutatis mutandis
or (ii) in the case of (y) above, shall be postponed

to
the next day which is a Business Day unless it would thereby fall into the next
calendar month, in which event (A) such Interest Payment Date shall be
brought forward to the immediately preceding Business Day and

(B) each
subsequent Interest Payment Date shall be the last Business Day in the
month which falls in the Specified Period after the preceding applicable
Interest Payment Date occurred; or
(2)

the Following Business Day Convention, such Interest Payment Date shall be
postponed to the next day which is a Business Day; or
(3)

the Modified Following Business Day

Convention, such Interest

Payment Date
shall be postponed to the next day which is a Business Day unless it would
thereby fall into the next calendar month, in which event such Interest
Payment Date shall be brought forward to the immediately preceding
Business Day; or
(4)

the Preceding Business Day Convention, such

Interest Payment Date shall be
brought forward to the immediately preceding Business Day.
In this Condition, Business Day means:
(A)

a day on which commercial banks and foreign exchange markets settle
payments and are open for general business (including dealing in foreign
exchange and foreign currency deposits) in any Additional

Business Centre
(other than TARGET System) specified in the applicable Final Terms;

0010155-0003437 UKO2:

2005996996.8

(B)

if TARGET System is specified as an Additional Business Centre in the applicable Final Terms, a day on which the Trans-European Automated Real-
Time Gross Settlement Express Transfer System (known as TARGET or T2)
or any successor or replacement for that system (the TARGET System ) is open; and
(C)

either (1) in relation to any sum payable in a Specified Currency other than
euro, a day on which commercial banks and foreign exchange

markets settle
payments and are open for general business (including dealing in foreign
exchange and foreign currency deposits) in

the principal financial centre of the
country of the relevant Specified Currency (which if the Specified Currency is
New Zealand dollars shall be Auckland) or (2) in relation to any sum payable
in euro, a day on which the TARGET System is open.
(ii) Rate of Interest
The Rate

of Interest

payable from

time to

time in

respect of

Floating Rate

Notes will
be determined in the manner specified in the applicable Final

Terms.
(A)

ISDA Determination for

Floating Rate Notes
Where ISDA

Determination is

specified in

the applicable

Final Terms

as the

manner
in which the Rate of Interest is to be determined, the Rate of Interest for each Interest
Period

will

be

the

relevant

ISDA

Rate

plus

or

minus

(as

indicated

in

the

applicable
Final

Terms)

the

Margin

(if

any).

For

the

purposes

of

this

sub-paragraph

(A),
ISDA
Rate
for

an

Interest

Period

means

a

rate

equal

to

the

Floating

Rate

that

would

be
determined

by

the

Agent

or

the

Calculation

Agent,

as

applicable,

under

an

interest
rate swap transaction if the Agent or the Calculation Agent, as applicable, were acting as Calculation

Agent (as

defined in

the ISDA

Definitions (as

defined below))

for that
swap

transaction

under

the

terms

of

an

agreement

incorporating

(i)

if

“2006

ISDA
Definitions”

is

specified

in

the

applicable Final

Terms,

the

2006

ISDA

Definitions as
amended

and

updated

as

at

the

Issue

Date

of

the

first

Tranche

of

the

Notes,
published by

the International

Swaps and

Derivatives Association, Inc.

(
ISDA
); or

(ii)
if

“2021

ISDA

Definitions”

is

specified

in

the

applicable

Final

Terms,

the

latest
version of the 2021 ISDA Interest

Rate Derivatives Definitions as at the Issue

Date of
the

first

Tranche

of

the

Notes,

published

by

ISDA

(together,

the
ISDA

Definitions
)
and under which:
(1)

the Floating Rate

Option is as specified

in the applicable

Final Terms;
(2)

the Designated Maturity, if applicable, is a period specified in the applicable
Final Terms;
(3)

the relevant Reset

Date is the day

specified in the

applicable Final Terms;
(4)

if the Floating Rate Option is an Overnight Floating Rate Option,

the
Overnight Rate Compounding Method is one of the following as specified in
the applicable Final Terms:
(A)

Compounding with

Lookback;
(B)

Compounding with

Observation Period

Shift; or
(C)

Compounding with Lockout;

and

0010155-0003437 UKO2:

2005996996.8

(5)

if the Floating Rate Option is a Compounded Index Floating Rate

Option, the
Index Method is Compounded

Index Method with Observation

Period Shift, as
specified in the applicable Final Terms.
In connection with

the Overnight Rate

Compounding Method, references in

the ISDA
Definitions

to

numbers

or

other

items

specified

in

the

relevant

confirmation shall

be
deemed to be references

to the numbers or

other items specified for

such purpose in
the applicable Final Terms.
For the purposes of this

sub-paragraph (A), (i)
Floating Rate , Floating Rate Option ,
Designated

Maturity
,
Reset

Date
,
Overnight

Floating

Rate

Option
, Overnight
Rate

Compounding Method
,
Compounding with

Lookback
, Compounding with
Observation

Period

Shift
,
Compounding

with

Lockout
,
Averaging

with
Lookback ,
Averaging

with

Observation

Period

Shift
,
Averaging

with

Lockout
,
Compounded

Index

Floating

Rate

Option
,
Index

Method
and Compounded
Index

Method

with

Observation

Period

Shift
have

the

meanings

given

to

those
terms

in

the

ISDA

Definitions,

(ii)

the

definition

of
Banking

Day
in

the

ISDA
Definitions

shall

be

amended

to

insert

after

the

words

"are

open

for"

in

the

second
line, the

word "general"

and (iii)
Euro-zone
means the

region comprised

of Member
States

of the

European Union

that

adopt the

single currency

in accordance

with the
Treaty on European Union.
(B)

Screen Rate Determination

for Floating Rate

Notes – Term Rate
Where “Screen

Rate Determination” is

specified in the

applicable Final Terms

as the
manner in which the Rate of Interest is to be determined and “Term

Rate” is specified
in the applicable Final

Terms

to be “Applicable”, the

Rate of Interest for

each Interest
Period will, subject to Condition

3(b)(viii) (
Benchmark Discontinuation ) and subject as
provided below, be either:
(1)

the offered quotation;

or
(2)

the arithmetic mean (rounded if necessary to the fifth decimal place, with
0.000005 being rounded upwards) of the offered quotations,
(expressed

as

a

percentage

rate

per

annum)

for

the

Reference

Rate

(being

either
EURIBOR

or

NIBOR

or

STIBOR,

in

each

case

for

the

relevant

currency

and/or
period, all as specified in the applicable Final Terms)

which appears or appear, as the
case

may

be,

on

the

Relevant

Screen

Page

(or

such

replacement

page

on

that
service

which

displays

the

information)

as

at

the

Specified

Time

on

the

Interest
Determination

Date

in

question

plus

or

minus

(as

indicated

in

the

applicable

Final
Terms)

the Margin

(if any),

all as

determined by

the Agent

or the

Calculation Agent,
as applicable. If five

or more of such

offered quotations are available

on the Relevant
Screen

Page, the

highest (or,

if

there

is more

than

one

such highest

quotation, one
only

of

such

quotations)

and

the

lowest

(or,

if

there

is

more

than

one

such

lowest
quotation,

one

only

of

such

quotations)

shall

be

disregarded

by

the

Agent

or

the
Calculation Agent,

as applicable,

for the

purpose of

determining the

arithmetic mean
(rounded as provided above) of such offered quotations.
If,

other

than

in

the

circumstances

described

in

Condition

3(b)(viii)

(
Benchmark
Discontinuation
) below,

the Relevant Screen Page is not

available or if, in the case of
Condition 3(b)(ii)(B)(1), no such offered quotation appears or, in the case of Condition
3(b)(ii)(B)(2), fewer than three such offered quotations appear, in each case as at the

0010155-0003437 UKO2:

2005996996.8

time

specified

in

Condition

3(b)(ii)(B)

the

Agent

or

the

Calculation

Agent,

as
applicable,

shall

request

each

of

the

Reference

Banks

to

provide

the

Agent

or

the
Calculation

Agent,

as

applicable,

with

its

offered

quotation

(expressed

as

a
percentage

rate

per

annum)

for

the

Reference

Rate

at

approximately

the

Specified
Time on

the Interest Determination Date

in question.

If two or

more of the Reference
Banks

provide

the

Agent

or

the

Calculation

Agent,

as

applicable,

with

such

offered
quotations, the

Rate of

Interest for

such Interest

Period shall

be the

arithmetic mean
(rounded

if

necessary

to

the

fifth

decimal

place

with

0.000005

being

rounded
upwards)

of

such

offered

quotations

plus

or

minus

(as

appropriate)

the

Margin

(if
any), all as determined by the Agent or the Calculation Agent, as applicable.
If

on

any

Interest

Determination

Date

one

only

or

none

of

the

Reference

Banks
provides

the

Agent

or

the

Calculation

Agent,

as

applicable,

with

such

offered
quotations

as

provided

in

the

preceding

paragraph,

the

Rate

of

Interest

for

the
relevant

Interest

Period

shall

be

the

rate

per

annum

which

the

Agent

or

the
Calculation Agent,

as applicable,

determines as

being the

arithmetic mean

(rounded
if necessary

to the

fifth decimal

place, with

0.000005 being

rounded upwards)

of the
rates, as communicated to (and at

the request of) the Agent or the

Calculation Agent,
as

applicable,

by

the

Reference

Banks

or

any

two

or

more

of

them,

at

which

such
banks

were

offered,

at

approximately

the

Specified

Time

on

the

relevant

Interest
Determination

Date,

deposits

in

the

Specified

Currency

for

a

period

equal

to

that
which

would

have

been used

for

the

Reference Rate

by

leading

banks in

the

Euro-
zone inter-bank

market (if

the Reference

Rate is

EURIBOR) or

the

Norwegian inter-
bank market (if

the Reference Rate

is NIBOR) or

the Stockholm inter-bank

market (if
the Reference Rate

is STIBOR) plus

or minus (as

appropriate) the Margin (if

any) or,
if fewer than

two of the

Reference Banks provide

the Agent or

the Calculation Agent,
as

applicable,

with

such

offered

rates,

the

offered

rate

for

deposits

in

the

Specified
Currency

for

a

period

equal

to

that

which

would

have

been

used

for

the

Reference
Rate,

or

the

arithmetic

mean

(rounded

as

provided

above)

of

the

offered

rates

for
deposits in

the Specified

Currency for

a period

equal to

that which

would have

been
used

for

the

Reference

Rate,

at

which,

at

approximately

the

Specified

Time

on

the
relevant Interest Determination Date, any one

or more banks (which bank

or banks is
or are in

the opinion of

the Issuer suitable for

such purpose) informs the

Agent or the
Calculation Agent, as applicable, it

is quoting to leading banks

in the Euro-zone inter-
bank market (if the Reference Rate is

EURIBOR) or the Norwegian inter-bank market
(if

the

Reference

Rate

is

NIBOR)

or

the

Stockholm

inter-bank

market

(if

the
Reference

Rate

is

STIBOR)

plus

or

minus

(as

appropriate)

the

Margin

(if

any),
provided

that,

if

the

Rate

of

Interest

cannot

be

determined

in

accordance

with

the
foregoing provisions of

this paragraph, the

Rate of Interest

shall be

determined as at
the last

preceding Interest Determination

Date (though substituting,

where a

different
Margin is

to be

applied to

the relevant

Interest Period

from that

which applied

to the
last

preceding

Interest

Period,

the

Margin

relating

to

the

relevant

Interest

Period,

in
place of the Margin relating to that last preceding Interest Period).
Reference Banks
means, in

the case

of Condition

3(b)(ii)(B)(1) above,

those banks
whose offered rates were

used to determine such quotation

when such quotation last
appeared

on

the

Relevant

Screen

Page

and,

in

the

case

of

Condition

3(b)(ii)(B)(2)
above, those

banks whose

offered quotations

last appeared

on the

Relevant Screen
Page when no fewer

than three such offered

quotations appeared, and in

each case,
as selected by the Issuer.

0010155-0003437 UKO2:

2005996996.8

Specified

Time
means

11.00

a.m.

(Brussels

time)

if

the

Reference

Rate

is
EURIBOR,

11.00

a.m.

(Stockholm

time)

if

the

Reference

Rate

is

STIBOR

or

12.00
noon (Oslo time) if the Reference Rate is NIBOR.
(C)
Screen Rate Determination for Floating Rate Notes – Compounded Daily

SONIA –
Non-Index Determination
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and “Overnight

Rate” to

be
“Applicable”; (2)

“Compounded Daily

SONIA” as

the Reference

Rate; and

(3) “Index
Determination” to

be “Not

Applicable”, the Rate

of Interest

for an

Interest Period will,
subject to Condition 3(b)(viii) ( Benchmark Discontinuation ) and as provided below, be
Compounded Daily SONIA Formula Rate

with respect to such

Interest Period plus or
minus (as indicated in the applicable Final Terms) the applicable Margin (if any).
As

used

in

these

Conditions,
Compounded

Daily

SONIA

Formula

Rate
means,
with

respect

to

an

Interest

Period,

the

rate

of

return

of

a

daily

compound

interest
investment during the Observation Period corresponding to such Interest Period (with the

daily

SONIA

reference

rate

as

reference

rate

for

the

calculation

of

interest)

as
calculated

by

the

Agent

or

the

Calculation

Agent,

as

applicable,

as

at

the

relevant
Interest

Determination

Date,

in

accordance

with

the

following

formula

(and

the
resulting

percentage

will

be

rounded,

if

necessary,

to

the

fifth

decimal

place,

with
0.000005 being rounded upwards):
where:
d
is the number of calendar

days in:
(1)

where “Lag” is specified as the Observation Method in the applicable
Final Terms,

the relevant Interest Period; or
(2)

where “Observation Shift”

is specified as the Observation Method in
the applicable Final Terms, the relevant Observation Period;
d
o
is the number of London

Banking Days in:
(1)

where “Lag” is specified as the Observation Method in the applicable
Final Terms,

the relevant Interest Period; or
(2)

where “Observation Shift”

is specified as the Observation Method in
the applicable Final Terms, the relevant Observation Period;
i
is

a

series

of

whole

numbers

from

one

to

d
o
,

each

representing

a

London
Banking

Day

in

chronological

order

from,

and

including,

the

first

London
Banking Day in:
(1)

where “Lag” is specified as the Observation Method in the applicable
Final Terms,

the relevant Interest Period; or

0010155-0003437 UKO2:

2005996996.8

(2)

where “Observation Shift” is specified as the Observation Method in
the applicable Final Terms, the relevant Observation Period;
London Banking

Day
means any

day on

which commercial

banks are

open
for

general

business

(including

dealing

in

foreign

exchange

and

foreign
currency deposits) in London;
n
i
, for

any London

Banking Day "i",

means the

number of calendar

days from
(and

including)

such

London

Banking

Day

"i"

up

to

(but

excluding)

the
following London Banking Day;
Observation Period
means, in

respect of

an Interest

Period, the

period from
(and including)

the date

falling "p"

London Banking

Days prior

to the

first day
of such

Interest Period

to (but

excluding) the

date falling

"p" London

Banking
Days

prior

to

(1)

the

Interest

Payment

Date

for

such

Interest

Period

or

(2)
such earlier date, if any, on which the Notes become due and payable;
p means:
(1)

where “Lag” is specified as the Observation Method in the applicable
Final Terms,

the number of London Banking Days specified as the
“Lag Period” in the applicable Final Terms (or,

if no such number is so
specified, five London Banking Days); or
(2)

where “Observation Shift” is specified as the Observation Method in
the applicable Final Terms, the number of London Banking Days specified as the “Observation Shift Period” in the applicable

Final
Terms

(or, if no such number is so specified, five London Banking
Days);
SONIA reference rate
means, in respect of any London Banking

Day (
LBD
x
),
a reference

rate equal

to the

daily Sterling Overnight

Index Average

(
SONIA )
rate

for

LBD
x
as

provided

by

the

administrator

of

SONIA

to

authorised
distributors

and

as

then

published

on

the

Relevant

Screen

Page

(or,

if

the
Relevant

Screen

Page

is

unavailable,

as

otherwise

published

by

such
authorised

distributors)

on

the

London

Banking

Day

immediately

following
LBD
x
; and
SONIA
i
means the SONIA

reference rate for:
(1)

where “Lag” is specified as the Observation Method in the applicable
Final Terms,

the London Banking Day falling "p" London Banking
Days prior to the relevant London Banking Day "i"; or
(2)

where “Observation Shift” is specified as the Observation Method in
the applicable Final Terms, the relevant London Banking Day "i".
If, where any Rate of Interest is to

be calculated pursuant to this Condition 3(b)(ii)(C),
in respect of any London Banking Day for which the SONIA reference rate is required to be

determined, the

Agent or

the Calculation

Agent, as

applicable, determines that
the

applicable

SONIA

reference

rate

is

not

available

on

the

Relevant

Screen

Page
and

has

not

otherwise

been

published

by

the

relevant

authorised

distributors,

then
(unless the

Agent

or the

Calculation Agent,

as applicable,

has

been

notified of

any

0010155-0003437 UKO2:

2005996996.8

Successor

Rate

or

Alternative

Rate

(and

any

related

Adjustment

Spread

and/or
Benchmark

Amendments)

pursuant

to

Condition

3(b)(viii)

(
Benchmark
Discontinuation
),

if

applicable)

the

SONIA

reference

rate

in

respect

of

such

London
Banking Day shall be:
(1)

(I) the Bank of England’s Bank Rate (the
Bank Rate ) prevailing at 5.00 p.m.
(London time) (or, if earlier, the close of business) on such London Banking
Day; plus (II) the mean of the spread of the SONIA reference rate to the Bank
Rate over the previous five London Banking Days on which a SONIA reference rate has been published, excluding the highest spread

(or, if there
is more than one highest spread, one only of those highest spreads)

and
lowest spread (or, if there is more than one lowest spread, one only of those lowest spreads) to the Bank Rate; or
(2)

if the Bank Rate under (1)(I) above is not available at the relevant time, either
(I)

the

SONIA

reference

rate

published

on

the

Relevant

Screen

Page

(or
otherwise

published

by

the

relevant

authorised

distributors)

for

the

first
preceding

London

Banking

Day

on

which

the

SONIA

reference

rate

was
published

on

the

Relevant

Screen

Page

(or

otherwise

published

by

the
relevant

authorised

distributors)

or

(II)

if

this

is

more

recent,

the

latest

rate
determined under (1) above,
and,

in

each

case,

references

to

the

"SONIA

reference

rate"

in

this

Condition
3(b)(ii)(C) shall be construed accordingly.
In

the

event

that

the

Rate

of

Interest

cannot

be

determined

in

accordance

with

the
foregoing

provisions,

the

Rate

of

Interest

shall

(subject

to

Condition

3(b)(viii)
( Benchmark Discontinuation )) be:
(1)

that determined as at the last preceding Interest Determination Date

(though
substituting, where a different Margin, Maximum Rate of Interest and/or
Minimum Rate of Interest is to be applied to the relevant Interest

Period from
that which applied to the last preceding Interest Period, the Margin,

Maximum
Rate of Interest and/or Minimum Rate of Interest (as the case may be)
relating to the relevant Interest Period, in place of the Margin,

Maximum Rate
of Interest and/or Minimum Rate of Interest (as applicable)

relating to that last
preceding Interest Period); or
(2)

if there is no such preceding Interest Determination Date, the initial

Rate of
Interest which would have been applicable to such Notes for the first
scheduled Interest Period had the Notes been in issue for a period equal in
duration to the first scheduled Interest Period but ending on

(and excluding)
the Interest Commencement Date (but applying the Margin and,

if applicable,
any Maximum Rate of Interest and/or Minimum Rate of Interest,

applicable to
the first scheduled Interest Period).
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes become

so

due and

payable,

and such

Rate

of

Interest

shall continue

to
apply to the

Notes for so

long as interest

continues to accrue

thereon as provided

in
Condition 3(c) ( Accrual of Interest ).

0010155-0003437 UKO2:

2005996996.8

(D)
Screen Rate Determination for Floating Rate Notes – Compounded Daily

SONIA –
Index Determination
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and

“Overnight Rate”

to be
“Applicable”; (2)

“Compounded Daily

SONIA” as

the

Reference Rate;

and (3)

“Index
Determination”

to

be

“Applicable”,

the

Rate

of

Interest

for

an

Interest

Period

will,
subject to Condition 3(b)(viii) ( Benchmark Discontinuation
) and as provided below,

be
the Compounded Daily SONIA Index Rate with respect to such Interest Period plus or minus (as indicated in the applicable Final Terms) the applicable Margin (if any).
Compounded

Daily

SONIA Index

Rate
means,

with

respect

to

an

Interest

Period,
the rate of

return of a

daily compound interest investment

as calculated by

the Agent
or the Calculation Agent, as applicable, on the relevant Interest Determination Date in accordance with

the following formula

(and the

resulting percentage will

be rounded,
if necessary, to the fifth decimal place, with 0.000005 being rounded upwards):
where:
d
is

the

number

of

calendar

days

from

(and

including) the

day

in

relation

to
which SONIA

Compounded Index
Start
is determined

to (but

excluding) the day
in relation to which SONIA Compounded Index
End
is determined;
London Banking Day
has the meaning

set out in Condition

3(b)(ii)(C) above;
Relevant

Number
is

the

number

specified

as

such

in

the

applicable

Final
Terms

(or, if no such number is specified, five);
SONIA Compounded

Index
End
means the

SONIA Compounded

Index value
relating

to

the

London

Banking

Day

falling

the

Relevant

Number

of

London
Banking Days

prior

to (1)

the

Interest Payment

Date for

the

relevant Interest
Period

or

(2)

such

earlier

date,

if

any,

on

which

the

Notes

become

due

and
payable;
SONIA Compounded Index
Start
means the

SONIA Compounded Index

value
relating

to

the

London

Banking

Day

falling

the

Relevant

Number

of

London
Banking Days prior to the first day of the relevant Interest Period; and
the SONIA Compounded Index
means, with respect

to any

London Banking
Day,

the

value

of

the

SONIA

compounded

index

that

is

provided

by

the
administrator

of

the

SONIA

reference

rate

to

authorised

distributors

and

as
then published on the Relevant Screen

Page (or, if

the Relevant Screen Page
is

unavailable,

as

otherwise

published

by

such

authorised

distributors)

in
respect of such London Banking Day.
If, where any Rate of Interest is to be calculated pursuant to this Condition 3(b)(ii)(D),
the

Agent

or

the

Calculation

Agent,

as

applicable,

determines

that

the

relevant
SONIA

Compounded

Index

value

required

to

determine

SONIA

Compounded
Index
Start
or

SONIA

Compounded

Index
End
is

not

available

on

the

Relevant

Screen
Page and has not otherwise

been published by the

relevant authorised distributors by

0010155-0003437 UKO2:

2005996996.8

5.00 p.m.

(London time)

(or,

if later,

by the

time falling

one hour

after the

customary
or

scheduled

time

for

publication

thereof

in

accordance

with

the

then-prevailing
operational

procedures of

the

administrator

of

the

SONIA

reference

rate

or

of

such
other information service, as the case may

be) on the relevant Interest Determination
Date, the Compounded Daily SONIA Index

Rate for the applicable Interest

Period for
which

the

relevant

SONIA

Compounded

Index

value

is

not

available

shall

be
"Compounded Daily

SONIA Formula Rate"

determined in accordance

with Condition
3(b)(ii)(C)

above

as

if

Index

Determination

had

been

specified

as

being

Not
Applicable

in

the

applicable

Final

Terms,

and

for

these

purposes:

(1)

the
"Observation

Method"

shall

be

deemed

to

be

"Observation

Shift"

and

(2)

the
"Observation

Shift

Period"

shall

be

deemed

to

be

equal

to

the

Relevant

Number

of
London

Banking

Days,

as

if

those

alternative

elections

had

been

made

in

the
applicable Final Terms.
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes

become so

due

and

payable,

and

such

Rate

of

Interest

shall

continue

to
apply to

the Notes

for so

long as

interest continues to

accrue thereon as

provided in
Condition 3(c) ( Accrual of Interest ).
(E)
Screen

Rate

Determination

for

Floating

Rate

Notes

–

Compounded

Daily

SOFR

–
Non-Index Determination
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and

“Overnight Rate”

to be
“Applicable”;

(2)

“Compounded

Daily

SOFR”

as

the

Reference

Rate;

and

(3)

“Index
Determination” to

be “Not

Applicable”, the

Rate of

Interest for

an Interest

Period will,
subject

to

Condition

3(b)(ix)

(
Benchmark

Discontinuation

–

SOFR
)

and

as

provided
below,

be

Compounded

Daily

SOFR

Formula

Rate

with

respect

to

such

Interest
Period

plus

or

minus

(as

indicated

in

the

applicable

Final

Terms)

the

applicable
Margin (if any).
Compounded Daily SOFR Formula Rate
means, with respect to an

Interest Period,
the

rate

of

return

of

a

daily

compound

interest

investment

in

U.S.

dollars

(with

the
Secured

Overnight

Financing

Rate

as

the

reference

rate

for

the

calculation

of
interest)

as

calculated

by

the

Agent

or

the

Calculation Agent,

as

applicable,

on

the
relevant

Interest

Determination

Date

in

accordance

with

the

following

formula

(and
the

resulting

percentage

will

be

rounded,

if

necessary,

to

the

nearest

fifth

decimal
place, with 0.000005 being rounded upwards):
where:
d
is the number of

calendar days in:
(1)

where

"Lookback"

or

“Lock-out”

is

specified

as

the

Observation
Method in the applicable Final Terms, the relevant Interest Period; or

0010155-0003437 UKO2:

2005996996.8

(2)

where "Observation Shift" is specified as the Observation Method in
the applicable Final Terms, the relevant Observation Period;
d
o
is the number of U.S.

Government Securities Business

Days in:
(1)

where "Lookback" or “Lock-out” is specified as the Observation
Method in the applicable Final Terms, the relevant Interest Period; or
(2)

where "Observation Shift" is specified as the Observation Method in
the applicable Final Terms, the relevant Observation Period;
i
is a series

of whole numbers from

one to d
o
, each representing

the relevant
U.S.

Government

Securities

Business

Day

in

chronological

order

from,

and
including, the first U.S. Government Securities Business Day in:
(1)

where "Lookback" or “Lock-out” is specified as the Observation
Method in the applicable Final Terms, the relevant Interest Period; or
(2)

where "Observation Shift" is specified as the Observation Method in
the applicable Final Terms, the relevant Observation Period;
Lock-out Period
means the period

from (and including)

the day following

the
Interest

Determination

Date

to

(but

excluding)

the

corresponding

Interest
Payment Date;
n
i
,

for

any U.S.

Government Securities

Business Day

"i", means

the

number
of

calendar

days

from

(and

including)

such

U.S.

Government

Securities
Business

Day

"i"

up

to

(but

excluding)

the

following

U.S.

Government
Securities Business Day;
Observation Period
means, in

respect of

an Interest

Period, the

period from
(and including) the date falling "p" U.S. Government

Securities Business Days
prior to

the first

day of

such Interest

Period to

(but excluding)

the date

falling
"p"

U.S.

Government

Securities

Business

Days

prior

to

(1)

the

Interest
Payment

Date

for

such

Interest

Period

or

(2)

such

earlier

date,

if

any,

on
which the Notes become due and payable;
p means:
(1)

where "Lookback" is specified as the Observation Method in the applicable Final Terms, the number of U.S. Government Securities
Business Days specified as the "Lookback Period ( p )" in the applicable Final Terms (or,

if no such number is so specified, five U.S.
Government Securities Business

Days); or
(2)

where “Lock-out” is specified as the Observation Method in the applicable Final Terms, zero U.S. Government Securities Business
Days; or
(3)

where "Observation Shift" is specified as the Observation Method in
the applicable Final Terms, the number of U.S. Government Securities
Business Days specified as the "Observation Shift Period" in the applicable Final Terms (or,

if no such number is so specified, five U.S.
Government Securities Business Days);

0010155-0003437 UKO2:

2005996996.8

Reference Day means each U.S. Government Securities Business Day in the relevant Interest Period, other

than any U.S.

Government Securities Business
Day in the Lock-out Period;
SOFR
means, in respect

of any U.S.

Government Securities Business Day,

a
rate determined in accordance with the following provisions:
(1)

the Secured Overnight Financing Rate published for such U.S.
Government Securities Business Day that appears on the SOFR
Administrator's Website at or about 3.00 p.m. (New York City time) on the U.S. Government Securities Business Day immediately following such U.S. Government Securities Business Day; and
(2)

if the rate specified in paragraph (1) above does

not so appear, unless
both a Benchmark Transition Event and its related Benchmark
Replacement Date have occurred, then the Agent or the Calculation
Agent, as applicable, shall use the Secured Overnight Financing

Rate
published on the SOFR Administrator's Website for the first preceding
U.S.

Government

Securities

Business

Day

on

which

the

Secured
Overnight Financing Rate was

published on the SOFR

Administrator's
Website;
SOFR
i
means,

in

respect

of

any

U.S.

Government

Securities

Business

Day
"i":
(1)

where "Lookback" is specified as the Observation Method in the applicable Final Terms, SOFR in respect of the U.S. Government
Securities Business Day falling " p " U.S. Government Securities
Business Days prior to the relevant U.S. Government Securities
Business Day "i"; or
(2)

where “Lock-out” is specified as the Observation Method in the applicable Final Terms:
(I)

in respect of each U.S. Government Securities Business Day
“i” that is a Reference Day, SOFR in respect of the U.S.
Government Securities Business Day immediately preceding
such Reference Day; or
(II)

in respect of each U.S. Government Securities Business Day
“i” that is not a Reference Day (being a U.S. Government
Securities Business Day in the Lock-out Period), SOFR in
respect of the U.S. Government Securities Business Day
immediately preceding the last Reference Day of the relevant
Interest Period (such last Reference Day coinciding with the
Interest Determination Date); or
(3)

where "Observation Shift" is specified as the Observation Method in
the applicable Final Terms, SOFR in respect of such U.S.

Government
Securities Business Day "i"; and
U.S.

Government

Securities

Business

Day
means

any

day

except

for

a
Saturday,

a

Sunday

or

a

day

on

which

the

Securities

Industry

and

Financial
Markets

Association

recommends

that

the

fixed

income

departments

of

its

0010155-0003437 UKO2:

2005996996.8

members

be

closed

for

the

entire

day

for

purposes

of

trading

in

U.S.
government securities.
Certain

other

capitalised

terms

used

in

the

foregoing

terms

and

provisions
relating to

determination of the

Compounded Daily SOFR

Formula Rate have
the meanings set

forth under Condition

3(b)(ix) (
Benchmark Discontinuation –
SOFR ) below.
Notwithstanding anything

to

the

contrary,

if

both a

Benchmark Transition

Event and
its

related

Benchmark

Replacement

Date

have

occurred

with

respect

to

the
Compounded

Daily

SOFR

Formula

Rate

(or

any

component

part

thereof),

the
benchmark

replacement

provisions

set

forth

in

Condition

3(b)(ix)

(
Benchmark
Discontinuation –

SOFR
)

below shall

apply for

the purposes

of all

determinations of
the Rate of Interest in respect of the Notes.
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes

become

so

due

and

payable,

and

such

Rate

of

Interest

shall continue

to
apply to

the Notes

for so

long as

interest continues

to accrue

thereon as

provided in
Condition 3(c) ( Accrual of Interest ).
(F)
Screen

Rate

Determination

for

Floating

Rate

Notes

–

Compounded

Daily

SOFR

–
Index Determination
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and

“Overnight Rate”

to be
“Applicable”;

(2)

“Compounded

Daily

SOFR”

as

the

Reference

Rate;

and

(3)

“Index
Determination”

to

be

“Applicable”,

the

Rate

of

Interest

for

an

Interest

Period

will,
subject

to

Condition

3(b)(ix)

(
Benchmark

Discontinuation

–

SOFR
)

and

as

provided
below,

be

the

Compounded

Daily

SOFR

Index

Rate

with

respect

to

such

Interest
Period

plus

or

minus

(as

indicated

in

the

applicable

Final

Terms)

the

applicable
Margin (if any).
Compounded SOFR Index

Rate
means, with

respect to

an Interest Period,

the rate
of

return

of

a

daily compound

interest

investment as

calculated by

the

Agent

or

the
Calculation

Agent,

as

applicable,

on

the

relevant

Interest

Determination

Date

in
accordance with

the following formula

(and the

resulting percentage

will be

rounded,
if

necessary,

to

the

nearest

fifth

decimal

place,

with

0.000005

being

rounded
upwards):
where:
d
is

the

number

of

calendar

days

from

(and

including)

the

day

in

relation

to
which "SOFR

Index
Start
" is

determined to

(but excluding)

the day

in relation

to
which "SOFR Index
End
" is determined;
Relevant

Number
is

the

number

specified

as

such

in

the

applicable

Final
Terms

(or, if no such number is specified, five);

0010155-0003437 UKO2:

2005996996.8

SOFR Index
End
means the SOFR Index value relating to the U.S. Government
Securities

Business

Day

falling

the

Relevant

Number

of

U.S.

Government
Securities

Business

Days

prior

to

(1)

the

Interest

Payment

Date

for

the
relevant

Interest

Period

or

(2)

such

earlier

date,

if

any,

on

which

the

Notes
become due and payable;
SOFR

Index
Start
means

the

SOFR

Index

value

relating

to

the

U.S.
Government

Securities

Business

Day

falling

the

Relevant

Number

of

U.S.
Government

Securities

Business

Days

prior

to

the

first

date

of

the

relevant
Interest Period;
the
SOFR

Index
means,

with

respect

to

any

U.S.

Government

Securities
Business

Day,

prior

to

a

Benchmark

Replacement

Date,

the

SOFR

Index
published

for

such

U.S. Government

Securities Business

Day

as

such

value
appears

on

the

SOFR

Administrator's

Website

at

3:00

p.m.

(New

York

City
time) on such U.S. Government Securities Business Day; and
U.S.

Government

Securities

Business

Day
has

the

meaning

set

out

in
Condition 3(b)(ii)(E) above.
Certain

other

capitalised

terms

used

in

the

foregoing

terms

and

provisions
relating

to

determination

of

the

Compounded

SOFR

Index

Rate

have

the
meanings

set

forth

under

Condition

3(b)(ix)

(
Benchmark

Discontinuation

–
SOFR ) below.
If, where any Rate

of Interest is to

be calculated pursuant to this

Condition 3(b)(ii)(F),
the

Agent

or

the

Calculation

Agent,

as

applicable,

determines

that

the

SOFR
Index
Start
or

the

SOFR

Index
End
does

not

appear

on

the

SOFR

Administrator's
Website

by

3.00

p.m.

(New

York

City

time)

on

the

relevant

Interest

Determination
Date

and

a

Benchmark

Transition

Event

and

its

related

Benchmark

Replacement
Date

have not

occurred with

respect to

the

Compounded SOFR

Index

Rate (or

any
component

part

thereof),

the

Compounded

SOFR

Index

Rate

for

the

applicable
Interest

Period

for

which

such

SOFR

Index

value

is

not

available

shall

be

the
"Compounded

Daily

SOFR

Formula

Rate"

determined in

accordance with

Condition
3(b)(ii)(E)

above

as

if

Index

Determination

had

been

specified

as

being

Not
Applicable

in

the

applicable

Final

Terms,

and

for

these

purposes:

(1)

the
"Observation

Method"

shall

be

deemed

to

be

"Observation

Shift",

and

(2)

the
"Observation

Shift

Period"

shall

be

deemed to

be

equal

to

the

Relevant Number

of
U.S.

Government

Securities

Business

Days,

as

if

those

alternative

elections

had
been made in the applicable Final Terms.
Notwithstanding anything

to

the

contrary,

if

both

a

Benchmark Transition

Event

and
its

related

Benchmark

Replacement

Date

have

occurred

with

respect

to

the
Compounded

SOFR

Index

Rate

(or

any

component

part

thereof),

the

benchmark
replacement

provisions

set

forth

in

Condition

3(b)(ix)

(
Benchmark

Discontinuation

–
SOFR
) below shall apply for the purposes of

all determinations of the Rate of Interest
in respect of the Notes.
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes become

so due

and

payable, and

such Rate

of Interest

shall continue

to

0010155-0003437 UKO2:

2005996996.8

apply to

the Notes

for so

long as

interest continues to

accrue thereon as

provided in
Condition 3(c) ( Accrual of Interest ).
(G)
Screen Rate Determination

for Floating Rate

Notes – Average SOFR
Where the

applicable Final

Terms

specifies: (1)

“Screen Rate

Determination” as

the
manner in

which the

Rate of

Interest is

to be

determined and

“Overnight Rate”

to be
“Applicable”;

(2)

“Average

SOFR”

as

the

Reference

Rate;

and

(3)

“Index
Determination” to

be “Not

Applicable”, the

Rate of

Interest for

an Interest

Period will,
subject

to

Condition

3(b)(ix)

(
Benchmark

Discontinuation

–

SOFR
)

and

as

provided
below, be

the Average SOFR Rate

with respect to such Interest Period

plus or minus
(as indicated in the applicable Final Terms) the applicable Margin (if any).
Average SOFR

Rate
means, with

respect to

an Interest Period,

the arithmetic mean
of

SOFR

in

effect

during

such

Interest

Period

as

calculated

by

the

Agent

or

the
Calculation

Agent,

as

applicable,

on

the

relevant

Interest

Determination

Date

in
accordance with

the following formula

(and the

resulting percentage will

be rounded,
if

necessary,

to

the

nearest

fifth

decimal

place,

with

0.000005

being

rounded
upwards):
where d
o
, i , SOFR , SOFR
i
, n
i
and d
have

the

meanings

set

out

in

Condition
3(b)(ii)(E) above.
Notwithstanding anything

to

the

contrary,

if

both a

Benchmark Transition

Event

and
its related

Benchmark Replacement Date

have occurred

with respect

to the

Average
SOFR Rate

(or any

component part

thereof), the

benchmark replacement

provisions
set forth in

Condition 3(b)(ix) (
Benchmark Discontinuation – SOFR ) below shall apply
for the purposes of all determinations of the Rate of Interest in respect of the Notes.
If

the

Notes

become

due

and

payable

in

accordance

with

Condition

8

(
Events

of
Default
),

the

final

Rate

of

Interest

shall

be

calculated

for

the

period

from

(and
including)

the

previous

Interest

Payment

Date

to

(but

excluding)

the

date

on

which
the

Notes

become

so

due

and

payable,

and

such

Rate

of

Interest

shall continue

to
apply to

the Notes

for so

long as

interest continues

to accrue

thereon as

provided in
Condition 3(c) ( Accrual of Interest ).
(iii)
Minimum and/or Maximum

Rate of Interest
If

the

applicable

Final

Terms

specifies

a

Minimum

Rate

of

Interest

for

any

Interest
Period, then,

in the

event that

the Rate

of Interest

in respect

of such

Interest Period
determined

in

accordance

with

the

provisions

of

paragraph

(ii)

above

is

less

than
such Minimum

Rate of

Interest, the

Rate of

Interest for

such Interest

Period shall

be
such

Minimum

Rate

of

Interest.

If

the

applicable

Final

Terms

specifies

a

Maximum
Rate of

Interest for

any Interest

Period, then,

in the

event that

the Rate

of Interest

in
respect

of

such

Interest

Period

determined

in

accordance

with

the

provisions

of
paragraph

(ii)

above

is

greater

than

such

Maximum

Rate

of

Interest,

the

Rate

of
Interest for such Interest Period shall be such Maximum Rate of Interest.
(iv)
Determination of Rate

of Interest and

Calculation of Interest

Amounts

0010155-0003437 UKO2:

2005996996.8

The

Agent

or

the

Calculation Agent,

as

applicable, will

at

or

as

soon

as practicable
after each time

at which the

Rate of Interest

is to be

determined, determine the

Rate
of Interest for the relevant Interest Period.
The

Agent

or

the

Calculation

Agent,

as

applicable,

will

calculate

the

amount

of
interest

(the
Interest

Amount
)

payable

on

the

Floating

Rate

Notes

for

the

relevant
Interest Period by applying the Rate of Interest to:
(A)

in the case of Floating Rate Notes which are represented by a Global Note, the aggregate outstanding nominal amount of the Notes

represented by such
Global Note; or
(B)

in the case of

Floating Rate Notes in

definitive form, the

Calculation Amount;
and,

in

each

case, multiplying

such

sum

by the

applicable Day

Count

Fraction, and
rounding

the

resultant

figure

to

the

nearest

sub-unit

of

the

relevant

Specified
Currency

half

of

any

such

sub-unit

being

rounded

upwards

or

otherwise

in
accordance with applicable market

convention. Where the Specified

Denomination of
a

Floating

Rate

Note

in

definitive

form

is

a

multiple

of

the

Calculation

Amount,

the
Interest Amount

payable in

respect of

such Note

shall be

the product

of the

amount
(determined

in

the

manner

provided

above)

for

the

Calculation

Amount

and

the
amount

by

which

the

Calculation

Amount

is

multiplied

to

reach

the

Specified
Denomination, without any further rounding.
Day Count

Fraction
means, in

respect of

the calculation

of an

amount of

interest in
accordance with this Condition 3 ( Interest ):
(i)

if "Actual/Actual (ISDA)" or "Actual/Actual" is specified in the applicable Final
Terms,

the actual number of days in the Interest Period divided by 365

(or, if
any portion of that Interest Period falls in a leap year, the sum of (I) the actual number of days in that portion of the Interest Period falling in a leap year
divided by 366 and (II) the actual number of days in that portion of the Interest
Period falling in a non-leap year divided by 365);
(ii)

if "Actual/365 (Fixed)" is specified in the applicable Final Terms, the actual number of days in the Interest Period divided by 365;
(iii)

if "Actual/365 (Sterling)" is specified in the applicable Final Terms, the actual number of days in the Interest Period divided by 365 or, in the case of an
Interest Payment Date falling in a leap year, 366;
(iv)

if "Actual/360" is specified in the applicable Final Terms, the actual number of days in the Interest Period divided by 360;
(v)

if "30/360", "360/360" or "Bond Basis" is specified in the applicable Final
Terms, the number of days in the Interest Period divided

by 360, calculated on
a formula basis as follows:
[360 (Y
2

Y
1
)] [30 (M
2
M
1
)]

(D
2
D
1
)
DayCount

Fraction
where:
360

0010155-0003437 UKO2:

2005996996.8

"Y
1
" is

the year,

expressed as

a number,

in which

the first

day of

the Interest
Period falls:
"Y
2
"

is

the

year,

expressed

as

a

number,

in

which

the

day

immediately
following the last day of the Interest Period falls;
"M
1
" is

the calendar

month, expressed

as a

number,

in which

the first

day of
the Interest Period falls;
"M
2
"

is

the

calendar

month,

expressed

as

a

number,

in

which

the

day
immediately following the last day of the Interest Period falls;
"D
1
"

is the

first calendar

day,

expressed as

a number,

of the

Interest Period,
unless such number is 31, in which case D
1
will be 30; and
"D
2
"

is

the

calendar

day,

expressed

as

a

number,

immediately

following

the
last day

included in the

Interest Period, unless

such number would

be 31 and
D
1
is greater than 29, in which case D
2
will be 30;
(vi)

if "30E/360" or "Eurobond Basis" is specified in the applicable Final

Terms,
the number of days in the Interest Period divided by 360, calculated on a
formula basis as follows:
[360 (Y
2

Y
1
)] [30 (M
2
M
1
)]

(D
2
D
1
)
DayCount

Fraction
where:
360
"Y
1
" is

the year,

expressed as

a number,

in which

the first

day of

the Interest
Period falls:
"Y
2
"

is

the

year,

expressed

as

a

number,

in

which

the

day

immediately
following the last day of the Interest Period falls;
"M
1
" is

the calendar

month, expressed

as a

number,

in which

the first

day of
the Interest Period falls;
"M
2
"

is

the

calendar

month,

expressed

as

a

number,

in

which

the

day
immediately following the last day of the Interest Period falls;
"D
1
"

is the

first calendar

day,

expressed as

a number,

of the

Interest Period,
unless such number would be 31, in which case D
1
will be 30; and
"D
2
"

is

the

calendar

day,

expressed

as

a

number,

immediately

following

the
last day

included in

the Interest

Period, unless

such number

would be

31, in
which case D
2
will be 30; or
(vii)

if "30E/360 (ISDA)" is specified in the applicable Final Terms, the number of days in the Interest Period divided by 360, calculated on a formula basis as
follows:
DayCount

Fraction
[360 (Y
2

Y
1
)] [30 (M
2
M
1
)]

(D
2
D
1
) 360

0010155-0003437 UKO2:

2005996996.8

where:
"Y
1
" is

the year,

expressed as

a number,

in which

the first

day of

the Interest
Period falls:
"Y
2
"

is

the

year,

expressed

as

a

number,

in

which

the

day

immediately
following the last day of the Interest Period falls;
"M
1
" is

the calendar

month, expressed

as a

number,

in which

the first

day of
the Interest Period falls;
"M
2
"

is

the

calendar

month,

expressed

as

a

number,

in

which

the

day
immediately following the last day of the Interest Period falls;
"D
1
"

is the

first calendar

day,

expressed as

a number,

of the

Interest Period,
unless (i) that day is

the last day of February or

(ii) such number would be 31,
in which case D1 will be 30; and
"D
2
"

is

the

calendar

day,

expressed

as

a

number,

immediately

following

the
last

day

included

in

the

Interest

Period,

unless

(i)

that

day

is

the

last

day

of
February but not the Maturity Date or (ii) such number would be 31 and D
2
will
be 30.
(v) Linear Interpolation
Where Linear

Interpolation is

specified as

applicable in

respect of

an Interest

Period
in

the

applicable

Final

Terms,

the

Rate

of

Interest

for

such

Interest

Period

shall

be
calculated by the Agent or

the Calculation Agent, as

applicable, by straight line linear
interpolation by

reference to two

rates based

on the relevant

Reference Rate (where
Screen

Rate Determination

is

specified

as applicable

in

the

applicable Final

Terms)
or

the

relevant

Floating

Rate

Option

(where

ISDA

Determination

is

specified

as
applicable in

the applicable

Final Terms),

one of

which shall

be determined

as if

the
Designated Maturity were the period of time for

which rates are available next shorter
than

the

length

of

the

relevant

Interest

Period

and

the

other

of

which

shall

be
determined as

if the

Designated Maturity

were the

period of

time for

which rates

are
available next longer than the length of the

relevant Interest Period provided however
that if

there is

no rate

available for

a period

of time

next shorter

or,

as the

case may
be,

next

longer,

then

the

Agent

or

the

Calculation

Agent,

as

applicable,

shall
determine

such

rate

at

such

time

and

by

reference

to

such

sources

as

an
independent

adviser,

appointed

by

the

Issuer

and

acting

in

good

faith

and

in

a
commercially reasonable manner as an expert, determines appropriate.
Designated Maturity
means, in relation

to Screen

Rate Determination, the

period of
time designated in the Reference Rate.
(vi)
Notification of Rate of

Interest and Interest

Amounts
(A)

Except where “Screen Rate Determination” is specified in the applicable

Final
Terms

as the manner in which the Rate of Interest is to be determined

and
“Overnight Rate” is specified in the applicable Final Terms to be “Applicable”, the Agent or the Calculation Agent, as applicable, will cause the

Rate of
Interest and each Interest Amount for each Interest Period

and the relevant
Interest Payment Date to be notified to the Issuer and any stock exchange on
which the relevant Floating Rate Notes are for the time being listed and notice

0010155-0003437 UKO2:

2005996996.8

thereof to

be published in

accordance with Condition

12 (
Notices
) as

soon as
possible after

their determination

but in

no event

later than

the fourth

London
Business Day thereafter.

Each Interest Amount and Interest

Payment Date so
notified

may

subsequently

be

amended

(or

appropriate

alternative
arrangements made by way

of adjustment) without

prior notice in the

event of
an extension or shortening of the Interest Period. Any such amendment will be promptly notified to

each stock

exchange on which

the relevant

Floating Rate
Notes are

for the

time being

listed and

to the

Noteholders in

accordance with
Condition

12

(
Notices
).

For

the

purposes

of

this

paragraph,

the

expression
London Business Day
means a day

(other than a

Saturday or a

Sunday) on
which banks

and foreign

exchange markets

are open

for general

business in
London.
(B)

Where “Screen Rate Determination” is specified in the applicable

Final Terms
as the manner in which the Rate of Interest is to be determined and
“Overnight Rate” is specified in the applicable Final Terms to be “Applicable”, the Agent or the Calculation Agent, as applicable, will cause the

Rate of
Interest and each Interest Amount for each Interest Period

and the relevant
Interest Payment Date to be notified to the Issuer and any stock exchange on
which the relevant Floating Rate Notes are for the time being listed and notice
thereof to be published in accordance with Condition 12 ( Notices ) as soon as possible after their determination but in no event later than

(1) where the
applicable Final Terms specifies the Reference Rate as “Compounded Daily
SONIA”, the second London Banking Day thereafter or (2) where the applicable Final Terms specifies the Reference Rate as “Compounded Daily
SOFR” or “Average SOFR”, the second U.S. Government Securities Business
Day thereafter. Each Rate of Interest, Interest Amount and Interest Payment
Date so notified may subsequently be amended

(or appropriate alternative
arrangements made by way of adjustment) without prior notice in the event of
an extension or shortening of the relevant Interest Period. Any such
amendment or alternative arrangements will

promptly be notified to

each stock
exchange on which the relevant Floating Rate Notes are for the time being
listed and to the Noteholders in accordance with Condition 12 ( Notices ).
(vii) Certificates to be Final
All

certificates,

communications,

opinions,

determinations,

calculations,

quotations
and decisions given,

expressed, made or

obtained for the

purposes of the

provisions
of this Condition

3(b) (
Interest on Floating Rate

Notes
) by the

Agent, an Independent
Adviser

(as

defined

below)

or

the

Calculation

Agent,

as

applicable,

shall

(in

the
absence

of

wilful

default,

bad

faith

or

manifest

error)

be

binding

on

the

Issuer,

the
Issuer’s designee (as

defined below), the

Guarantor (in the

case of Notes

having the
benefit of

the Guarantee), the

Agent, the Calculation

Agent, the other

Paying Agents
and all Noteholders

and Couponholders and (in

the absence as

aforesaid) no liability
to

the Issuer,

the Issuer’s

designee, the

Guarantor (in

the

case of

Notes having

the
benefit of

the Guarantee),

the

Noteholders or

the

Couponholders shall

attach to

the
Agent, an Independent Adviser or

the Calculation Agent, as

applicable, in connection
with the

exercise or

non-exercise by

it of

its powers,

duties and

discretions pursuant
to such provisions.
(viii) Benchmark Discontinuation

0010155-0003437 UKO2:

2005996996.8

Notwithstanding the foregoing provisions of this Condition 3(b) ( Interest on Floating
Rate Notes ), if:
(1)

the Reference Rate specified in the applicable Final Terms is neither
Compounded Daily SOFR nor Average SOFR; and
(2)

the Issuer determines that a Benchmark Event (as defined below)

has
occurred in relation to a Reference Rate at any time when any Rate of
Interest (or the relevant component thereof) remains to be determined by
reference to such Reference Rate,
then the following

provisions shall apply:
(A)

the Issuer shall use reasonable endeavours

to appoint, as soon as reasonably
practicable, an Independent Adviser (as defined below) to determine

(without
any requirement for any consent or approval of the Noteholders or the
Couponholders), no later than 10 days prior to the relevant Interest
Determination Date relating to the next succeeding Interest Period

(the
IA
Determination Cut-off Date ), a Successor Rate (as defined below) or, alternatively, if there is no Successor Rate, an Alternative Reference Rate (as
defined below), and in either case an Adjustment Spread (as defined below),
for the purposes of determining the Rate of Interest (or the relevant component part thereof) applicable to the Notes;
(B)

if a Successor Rate or, failing which, an Alternative Reference Rate (as applicable) is determined in accordance with paragraph (A) above,

such
Successor Rate or, failing which, such Alternative Reference Rate (as applicable) shall be the Reference Rate for each of the future Interest

Periods
for which the Rate of Interest (or the relevant component thereof)

was
otherwise to be determined by reference to the relevant Reference

Rate
(subject to the subsequent operation of, and to adjustment

as provided in, this
Condition 3(b)(viii) ( Benchmark Discontinuation ));
(C)

if the Independent Adviser determines a Successor Rate or, failing which, an
Alternative Reference Rate (as applicable) in accordance with the above
provisions, the Independent Adviser, following consultation with the Issuer, may also specify changes to these Conditions, including

but not limited to the
Day Count Fraction, Relevant Screen Page, Specified Time, Business Day
Convention, Business Day, Interest Determination Date, Reference Banks,
Additional Business Centre and/or the definition of Reference Rate applicable
to the Notes, and/or the method for determining the fallback to the Reference
Rate in relation to the Notes, in each case in order to follow market practice in
relation to the Successor Rate or the Alternative Reference Rate

(as
applicable). If a Successor Rate or Alternative Rate is determined in accordance with the foregoing provisions, the Independent Adviser (in consultation with the Issuer) will determine the Adjustment Spread to be
applied to such Successor Rate or Alternative Rate (as the case may be) for
each subsequent determination of a relevant Rate of Interest

(or a relevant
component part thereof) by reference to such Successor Rate or Alternative
Rate (as applicable). For the avoidance of doubt, the Issuer shall be obliged,
and the Issuer shall direct the Agent (if applicable) who (upon such direction)
shall be obliged, in each case without the requirement for any consent or
approval

of

the

Noteholders

or

the

Couponholders,

to

use

its

reasonable

0010155-0003437 UKO2:

2005996996.8

endeavours to

effect

such amendments

to

the Agency

Agreement and

these
Conditions,

as

applicable,

as

may

be

specified

by

the

Independent

Adviser
following

consultation

with

the

Issuer

in

order

to

give

effect

to

this

Condition
3(b)(viii)(C)

(such

amendments,

the
Benchmark

Amendments
).

For

the
avoidance of doubt, no Noteholder or Couponholder consent shall be required
in

connection

with

effecting

the

Benchmark

Amendments

or

such

other
changes, including for

the execution of

any documents, amendments

or other
steps by

the Issuer,

the Guarantor

(in the

case of

Notes having

the benefit

of
the

Guarantee)

or

the

Agent

(if

required).

Notwithstanding

the

foregoing
provisions

of

this

Condition,

the

Agent

shall

not

be

required

to

agree

to

the
amendments

and

changes

referred

to

above

that

in

the

Agent’s

opinion,
acting reasonably and in good faith, imposes more onerous obligations upon it
or

exposes

it

to

additional

duties,

responsibilities

or

liability,

or

reduces

or
amends

the

protective

provisions

afforded

to

the

Agent

in

the

Agency
Agreement.
(D)

the Issuer shall promptly, following the determination of any Successor Rate or Alternative Reference Rate (as applicable), the applicable

Adjustment
Spread and the specific terms of any Benchmark Amendments give notice
thereof to the Agent and, in accordance with Condition 12 ( Notices ), the
Noteholders and the Couponholders (which notice shall be irrevocable);
(E)

if a Successor Rate or an Alternative Reference Rate or, in either case, the applicable Adjustment Spread, is not determined by an Independent Adviser in accordance with the above provisions prior to the relevant IA Determination
Cut-off Date, then the Rate of Interest for the next Interest Period shall be
determined by reference to the original Reference Rate and

the fallback
provisions set out in Condition 3(b)(ii)(B), (C) or (D), as applicable;

for the
avoidance of doubt, in such circumstances the Rate of Interest for any
subsequent Interest Periods shall be subject to the subsequent operation of,
and to adjustment as provided in, this Condition 3(b)(viii) ( Benchmark
Discontinuation ); and
(F)

an Independent Adviser appointed pursuant to this Condition 3(b)(viii)
( Benchmark Discontinuation ) shall act in good faith and in a commercially reasonable manner and in accordance with the provisions of

this Condition
3(b)(viii) ( Benchmark Discontinuation ) in respect of any determination made by it pursuant to this Condition 3(b)(viii) ( Benchmark Discontinuation ).
The

occurrence

of

a

Benchmark

Event

shall

be

determined

by

the

Issuer

and
promptly

notified

by

the

Issuer

to

the

Agent,

the

Calculation

Agent

and

the

Paying
Agents. For

the avoidance

of doubt,

none of

the Agent,

the Calculation

Agent or

the
Paying Agents shall have any responsibility for making such determination.
For the purposes

of this Condition 3(b)(viii)

(
Benchmark Discontinuation ):
Adjustment

Spread
means

the

spread

(which

may

be

positive,

negative

or

zero),
quantum or

formula or

methodology for

calculating a

spread, which

the Independent
Adviser

(in

consultation

with

the

Issuer)

determines

is

required

to

be

applied

to

the
Successor Rate

or the

Alternative Reference

Rate (as

applicable) and

is the

spread,
quantum, formula or methodology which:

0010155-0003437 UKO2:

2005996996.8

(1)

in the case of a Successor Rate, is formally recommended in

relation to the
replacement of the Reference Rate with the Successor Rate by any

Relevant
Nominating Body (as defined below); or
(2)

in the case of a Successor Rate for which no such recommendation as referred
to in (1) above has been made, or in the case of an Alternative Reference

Rate,
the Independent Adviser (in consultation with the Issuer) determines is
recognised or acknowledged as being

in customary market usage

in international
debt capital markets transactions which reference the Reference Rate,

where
such rate has been replaced by the Successor Rate or the Alternative

Reference
Rate (as applicable); or
(3)

if the Independent Adviser determines that neither (1) nor (2) above applies, the
Independent Adviser (in consultation with the Issuer) determines as being the
industry standard for over-the-counter derivative transactions which reference
the original Reference Rate, where such rate has been replaced by the
Successor Rate or the Alternative Reference Rate (as applicable);

or
(4)

if the Independent Adviser determines that none of (1), (2) or 3 above applies,
the Independent Adviser (in consultation with the Issuer) in its discretion
determines (acting in good faith and in a commercially

reasonable manner) to be
appropriate;
Alternative

Reference

Rate
means

the

rate

that

the

Independent

Adviser

(in
consultation

with

the

Issuer)

determines (acting

in

good

faith

and

in

a

commercially
reasonable manner)

has replaced

the relevant

Reference Rate

in customary

market
usage

in

the

international

debt

capital

markets

for

the

purposes

of

determining
floating

rates

of

interest

(or

the

relevant

component

thereof)

in

respect

of

bonds
denominated

in the

Specified Currency

and

with an

interest period

of

a comparable
duration to the relevant Interest Period, or,

if the Independent Adviser (in consultation
with

the

Issuer)

determines

that

there

is

no

such

rate,

such

other

rate

as

the
Independent Adviser (in consultation

with the Issuer)

determines in its sole

discretion
is most comparable to the relevant Reference Rate;
Benchmark Event
means, with respect

to a Reference Rate:
(1)

the Reference Rate (A) ceasing to be published for a period of at least five
consecutive Business Days or (B) ceasing to exist or be administered;

or
(2)

the later of (A) the making of a public statement by the administrator of such
Reference Rate that it will, on or before a specified date, cease publishing such
Reference Rate permanently or indefinitely (in circumstances where no
successor administrator has been

appointed that will

continue publication of such
Reference Rate) and (B) the date falling six months prior to the specified date
referred to in (2)(A); or
(3)

the making of a public statement by the supervisor of the administrator of such
Reference Rate that such Reference Rate has been permanently or indefinitely
discontinued; or
(4)

the later of (A) the making of a public statement by the supervisor of the
administrator of such Reference Rate

that such Reference Rate will, on or

before

0010155-0003437 UKO2:

2005996996.8

a

specified

date,

be

permanently

or

indefinitely

discontinued

and

(B)

the

date
falling six months prior to the specified date referred to in (4)(A); or
(5)

the later of (A) the making of a public statement by the supervisor of the
administrator of such Reference Rate that means such Reference Rate will be
prohibited from being used or

that its use will be subject to

restrictions or adverse
consequences, in each case on or before a specified date and (B)

the date
falling six months prior to the specified date referred to in (5)(A); or
(6)

a public statement by the supervisor of the administrator

of such Reference Rate
that, in the view of such supervisor, such Reference Rate is no longer representative of its underlying market; or
(7)

the later of (A) a public statement by the supervisor of the administrator of such
Reference Rate that, in

the view of such supervisor, such Reference Rate

will, as
of a specified date, no longer be representative of its underlying market and (B)
the date falling six months prior to the specified date referred to in (7)(A); or
(8)

it has, or will prior to the next Interest Determination Date become unlawful for
the Issuer, the Agent, the Calculation Agent, any other party specified in the applicable Final Terms as being responsible for calculating the Rate of Interest or any Paying Agent to calculate any payments due to be made to any
Noteholder or Couponholder using such Reference Rate;
Independent

Adviser
means

an

independent

financial

institution

of

international
repute

or

other

independent

financial

adviser

experienced

in

the

international

debt
capital markets,

in each

case appointed

by the

Issuer at

its own

expense. For

the
avoidance

of

doubt,

neither

the

Agent

nor

the

Calculation

Agent

shall

act

as

the
Independent Adviser unless it accepts such appointment in writing;
Relevant Nominating Body
means, in respect of

a Reference Rate:
(1)

the central bank for the currency to which the Reference Rate relates, or any
central bank or other supervisory authority which is responsible for supervising
the administrator of the Reference Rate; or
(2)

any working group or committee sponsored by, chaired or co-chaired by or constituted at the request of (a) the central bank for the currency to which the
Reference Rate relates, (b) any central bank or

other supervisory authority which
is responsible for supervising the administrator of the Reference

Rate, (c) a
group of the aforementioned central banks or other supervisory authorities, or (d)
the Financial Stability Board or any part thereof; and
Successor

Rate
means the

rate

that

the

Independent

Adviser (in

consultation

with
the

Issuer)

determines

(acting

in

good

faith

and

in

a

commercially

reasonable
manner)

is

a

successor

to

or

replacement

of

the

Reference

Rate

which

is

formally
recommended by any Relevant Nominating Body.
(ix)
Benchmark Discontinuation

– SOFR
Notwithstanding the

foregoing

provisions

of

this

Condition

3(b)

(
Interest

on

Floating
Rate Notes ), if:

0010155-0003437 UKO2:

2005996996.8

(1)

the Reference Rate specified in the applicable Final Terms is either
Compounded Daily SOFR or Average SOFR; and
(2)

any Rate of Interest (or any component part thereof) remains to be
determined by reference to the Benchmark,
then the following

provisions shall apply:
(A) Benchmark Replacement
If

the Issuer

or

its

designee determines

prior to

the

Reference Time

on the

relevant
Interest

Determination

Date

that

a

Benchmark

Transition

Event

and

its

related
Benchmark

Replacement

Date

have

occurred

with

respect

to

the

then-current
Benchmark, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of all determinations on such date and all determinations on all subsequent dates (subject to

any subsequent application of this
Condition 3(b)(ix) with respect to such Benchmark Replacement).
In

the

event

that

the

Issuer

or

its

designee

is

unable

to,

or

does

not,

determine

a
Benchmark

Replacement,

or

a

Benchmark

Replacement

is

not

implemented

in
accordance with this Condition 3(b)(ix), prior to 5:00

p.m. (New York

City time) on the
relevant

Interest

Determination

Date,

the

Rate

of

Interest

for

the

relevant

Interest
Period shall be:
(1)

that determined as at the last preceding Interest Determination Date

(though
substituting, where a different Margin, Maximum Rate of Interest and/or
Minimum Rate of Interest is to be applied to the relevant Interest

Period from
that which applied to the last preceding Interest Period, the Margin,

Maximum
Rate of Interest and/or Minimum Rate of Interest (as the case may be)
relating to the relevant Interest Period, in place of the Margin,

Maximum Rate
of Interest and/or Minimum Rate of Interest (as applicable) relating to that last
preceding Interest Period); or
(2)

if there is no such preceding Interest Determination Date, the initial

Rate of
Interest which would have been applicable to such

Series of Notes for the

first
scheduled Interest Period had the Notes been in issue for a period equal in
duration to the first scheduled Interest Period but ending on

(and excluding)
the Interest Commencement Date (and applying

the Margin and, if applicable,
any Maximum Rate of Interest and/or Minimum Rate of Interest,

applicable to
the first scheduled Interest Period).
(B)
Benchmark Replacement

Conforming Changes
In connection with the implementation of a Benchmark Replacement, the Issuer or its
designee will

have the

right to

make Benchmark

Replacement Conforming

Changes
from time to time.
The Issuer

shall be

obliged, and

the Issuer

shall direct

the Agent

(if applicable)

who
(upon such

direction) shall

be obliged,

in each

case without

the requirement

for any
consent or

approval of

the Noteholders

or the

Couponholders, to

use its

reasonable
endeavours

to

effect

any

Benchmark Replacement

Conforming Changes

(including,
inter alia
, by the

execution of a supplemental

Agency Agreement). For the avoidance
of doubt, no Noteholder or Couponholder consent shall be required in connection with effecting the Benchmark Replacement Conforming Changes or such other changes,

0010155-0003437 UKO2:

2005996996.8

including

for

the

execution

of

any

documents,

amendments

or

other

steps

by

the
Issuer,

the

Guarantor (in

the

case

of

Notes

having

the

benefit

of

the

Guarantee)

or
the Agent (if required).
Notwithstanding

the

foregoing

provisions

of

this

Condition,

the

Agent

shall

not

be
required

to

agree

to

the

amendments

and

changes

referred

to

above

that

in

the
Agent’s

opinion,

acting

reasonably

and

in

good

faith,

imposes

more

onerous
obligations

upon

it

or

exposes

it

to

additional

duties,

responsibilities

or

liability,

or
reduces

or

amends

the

protective

provisions

afforded

to

the

Agent

in

the

Agency
Agreement.
(C) Decisions and Determinations
Any

determination,

decision

or

election

that

may

be

made

by

the

Issuer

or

its
designee

pursuant

to

this

Condition

3(b)(ix),

including

(without

limitation)

any
determination with respect to

a tenor,

rate or adjustment or

of the occurrence or

non-
occurrence of an event, circumstance or date and

any decision to take or refrain from
taking

any

action

or

any

selection,

will

be

conclusive

and

binding

absent

manifest
error,

may

be

made

in

the

Issuer's

or

its

designee's

sole

discretion

(as

applicable),
and,

notwithstanding

anything

to

the

contrary

in

these

Conditions,

shall

become
effective

without

any

requirement

for

the

consent

or

approval

of

Noteholders,
Couponholders

or

any

other

party.

Neither

the

Agent

nor

the

Calculation

Agent

(if
applicable) shall have any responsibility to make any such determinations or exercise
discretion with respect to the foregoing.
In connection with any Benchmark Replacement Conforming Changes in accordance with this Condition 3(b)(ix), if and for so long as the

Notes are admitted to trading and
listed on the

official list of

a stock exchange, the

Issuer shall comply

with the rules

of
that stock exchange.
The

Agent

and the

Calculation Agent

(if

applicable) shall

be

entitled to

conclusively
rely on

any determination

made by

the Issuer

or its

designee and,

in the

absence of
fraud,

negligence

or

wilful

default,

will

have

no

liability

for

actions

taken

at

the
direction of the Issuer or its designee.
(D) Notice and Certification
Any Benchmark Replacement

Conforming Changes determined under

this Condition
3(b)(ix) shall be

notified promptly by the

Issuer to the

Agent, the Calculation Agent

(if
applicable)

and,

in

accordance

with

Condition

12

(
Notices
),

the

Noteholders.

Such
notice

shall

be

irrevocable

and

shall

specify

the

effective

date

of

such

Benchmark
Replacement Conforming Changes.
(E) Definitions
In this Condition 3(b)(ix):
Benchmark
means,

initially,

SOFR

(provided

that

if

a

Benchmark

Transition

Event
and

its

related

Benchmark

Replacement

Date

have

occurred

with

respect

to

SOFR
(or

the

published

daily

SOFR

used

in

the

calculation

thereof)

or

any

Benchmark
which

has

replaced

it

in

accordance

with

this

Condition

3(b)(ix),

then

the

term
" Benchmark " means the applicable Benchmark Replacement);

0010155-0003437 UKO2:

2005996996.8

Benchmark Replacement means the first alternative set forth in the order below that can be

determined by

the Issuer

or its

designee as

of the

Benchmark Replacement
Date:
(1)

the sum of: (I) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for
the then-current Benchmark and (II) the Benchmark Replacement
Adjustment;
(2)

the sum of: (I) the ISDA Fallback Rate and (II) the Benchmark Replacement
Adjustment; or
(3)

the sum of: (I) the alternate rate of interest that has been selected by the
Issuer or its designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as

a
replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (II) the Benchmark Replacement
Adjustment;
Benchmark

Replacement

Adjustment
means

the

first

alternative

set

forth

in

the
order

below

that

can

be

determined

by

the

Issuer

or

its

designee

as

of

the
Benchmark Replacement Date:
(1)

the spread adjustment, or method for calculating or determining such spread
adjustment, (which may be a positive or negative

value or zero) that has been
selected or recommended by the Relevant Governmental Body for the
applicable Unadjusted Benchmark Replacement;
(2)

if the applicable Unadjusted Benchmark Replacement is equivalent to the
ISDA Fallback Rate, then the ISDA Fallback Adjustment; or
(3)

the spread adjustment (which may be a positive or negative value or zero)
that has been selected by the Issuer or its designee giving due consideration to any industry-accepted spread adjustment, or method for calculating

or
determining such spread adjustment, for the replacement of

the then-current
Benchmark with the applicable Unadjusted Benchmark Replacement for U.S.
dollar denominated floating rate notes at such time;
Benchmark

Replacement

Conforming

Changes
means,

with

respect

to

any
Benchmark

Replacement,

any

technical,

administrative

or

operational

changes
(including

changes

to

the

definition

of

Interest

Period,

timing

and

frequency

of
determining rates and making

payments of interest, rounding

amounts or tenors, and
other

administrative

matters)

that

the

Issuer

or

its

designee

decides

may

be
appropriate

to

reflect

the

adoption

of

such

Benchmark

Replacement

in

a

manner
substantially consistent with

market practice

(or,

if the

Issuer or

its designee decides
that adoption of any

portion of such market practice

is not administratively feasible

or
if

the

Issuer

or

its

designee

determines

that

no

market

practice

for

use

of

the
Benchmark Replacement

exists, in

such other

manner as

the

Issuer or

its designee
determines is reasonably necessary);
Benchmark Replacement

Date
means the

earliest to

occur of

the following

events
with respect to

the then-current Benchmark (including

the daily published

component
used in the calculation thereof):

0010155-0003437 UKO2:

2005996996.8

(1)

in the case of paragraph (1) or (2) of the definition of "Benchmark

Transition
Event", the later of (1) the date of the public statement or publication of information referenced therein and (2) the date on which the administrator of
the Benchmark permanently or indefinitely ceases to provide

the Benchmark
(or such component); or
(2)

in the case of paragraph (3) of the definition of "Benchmark Transition Event", the date of the public statement or publication of information referenced therein.
For

the

avoidance

of

doubt,

if

the

event

giving

rise

to

the

Benchmark Replacement
Date occurs on the same day as, but earlier than, the Reference Time on the relevant
Interest

Determination

Date,

the

Benchmark

Replacement

Date

will

be

deemed

to
have occurred prior to the Reference Time for such determination;
Benchmark Transition Event
means the occurrence of

one or more

of the following
events

with

respect

to

the

then-current

Benchmark

(including

the

daily

published
component used in the calculation thereof):
(1)

a public statement or publication of information by or on behalf of the
administrator of the Benchmark (or such component) announcing that such
administrator has ceased or will cease to provide the Benchmark

(or such
component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue
to provide the Benchmark (or such component);
(2)

a public statement or publication of information by the regulatory supervisor
for the administrator of the Benchmark (or such component), the central bank
for the currency of the Benchmark (or such component), an insolvency official
with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for
the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over

the administrator for the Benchmark

(or
such component), which states that the administrator of the Benchmark

(or
such component) has ceased or will cease

to provide the Benchmark (or such
component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue
to provide the Benchmark (or such component); or
(3)

a public statement or publication of information by the regulatory supervisor
for the administrator of the Benchmark announcing that the Benchmark is no
longer representative;
designee
means an affiliate or any

other agent of the

Issuer;
ISDA

Definitions
means

the

2006

ISDA

Definitions

published

by

ISDA

or

any
successor thereto, as amended or

supplemented from time to time,

or any successor
definitional booklet for interest rate derivatives published from time to time;
ISDA Fallback

Adjustment
means the

spread adjustment

(which may

be a

positive
or

negative

value

or

zero)

that

would

apply

for

derivatives

transactions

referencing
the

ISDA

Definitions

to

be

determined

upon

the

occurrence

of

an

index

cessation
event with respect to the Benchmark;

0010155-0003437 UKO2:

2005996996.8

ISDA

Fallback

Rate
means

the

rate

that

would

apply

for

derivatives

transactions
referencing

the

ISDA

Definitions

to

be

effective

upon

the

occurrence

of

an

index
cessation date

with respect

to the

Benchmark for

the

applicable tenor

excluding the
applicable ISDA Fallback Adjustment;
Reference Time with respect to any determination of the Benchmark means (1) if the
Benchmark

is

SOFR,

3:00

p.m.

(New

York

City

time)

or

such

other

time

as

is
reasonably

agreed

between

the

Issuer

or

its

designee

and

the

Agent

or

the
Calculation

Agent,

as

applicable

and

(2)

if

the

Benchmark

is

not

SOFR,

the

time
determined

by

the

Issuer

or

its

designee

in

accordance

with

the

Benchmark
Replacement Conforming Changes;
Relevant

Governmental

Body
means

the

Federal

Reserve

Board

and/or

the
Federal Reserve

Bank of

New York,

or a

committee officially

endorsed or

convened
by the

Federal Reserve Board

and/or the Federal

Reserve Bank

of New York

or any
successor thereto;
SOFR
with

respect

to

any

day

means

the

Secured

Overnight

Financing

Rate
published

for

such

day

by

the

SOFR

Administrator

on

the

SOFR

Administrator's
Website;
SOFR Administrator
means the Federal Reserve Bank of New York

(or a successor
administrator of SOFR);
SOFR Administrator's Website
means the

website of the

Federal Reserve Bank

of
New York, or any successor source; and
Unadjusted

Benchmark

Replacement
means

the

Benchmark

Replacement
excluding the Benchmark Replacement Adjustment.
(c)

Accrual of Interest
Each

Note

(or

in

the

case

of

the

redemption

of

part

only

of

a

Note,

that

part

only

of

such
Note) will

cease to

bear interest

(if any)

from the

date for

its redemption

unless payment

of
principal is improperly withheld or refused. In such event, interest will continue to accrue until whichever is the earlier of:
(i)

the date on which

all amounts due in

respect of such Note have

been paid; and
(ii)

five days after the date on which the full amount of the moneys payable in respect of
such Note has been received by the Agent and notice

to that effect has been given to
the Noteholders in accordance with Condition 12 ( Notices ).
4.

Payments
(a)

Method of Payment
Subject as provided below:
(i)

payments in a Specified Currency other than euro will be made by transfer to an
account in the relevant Specified Currency maintained by the payee with, or at the
option of the payee by a cheque in such Specified Currency drawn on, a bank in the
principal financial centre of the country of such Specified Currency

(which, if the
Specified Currency is New Zealand dollars, shall be Auckland);

and

0010155-0003437 UKO2:

2005996996.8

(ii)

payments in euro will be made by credit or transfer to a euro account

(or any other
account to which euro may be credited or transferred) specified by the payee or at
the option of the payee, by a euro cheque.
Payments

will be

subject in

all

cases to

any fiscal

or

other laws

and regulations

applicable
thereto

in

the

place

of

payment,

but

without

prejudice

to

the

provisions

of

Condition

6
( Taxation ).
(b)

Presentation of definitive

Notes and Coupons
Payments of principal in respect of

definitive Notes will (subject as provided below)

be made
in the

manner provided in

paragraph (a)

above only against

presentation and surrender

(or,
in the case of part payment of any sum due, endorsement) of definitive Notes, and payments of

interest

in

respect

of

definitive

Notes

will

(subject

as

provided

below)

be

made

as
aforesaid

only

against

presentation

and

surrender

(or,

in

the

case

of

part

payment

of

any
sum due, endorsement) of Coupons, in each case at the specified office of any Paying Agent outside

the

United

States

(which

expression,

as

used

herein,

means

the

United

States

of
America (including the States and the District of Columbia and its possessions)).
Fixed

Rate

Notes

in

definitive

form

should

be

presented

for

payment

together

with

all
unmatured

Coupons

appertaining

thereto

(which

expression

shall

for

this

purpose

include
Coupons falling

to

be

issued on

exchange

of matured

Talons),

failing which

the

amount

of
any missing unmatured Coupon (or,

in the case of payment not being

made in full, the same
proportion

of

the

amount

of

such missing

unmatured

Coupon as

the

sum

so

paid

bears to
the sum

due) will

be deducted

from the

sum due

for payment.

Each amount

of principal

so
deducted

will

be

paid

in

the

manner

mentioned

above

against

surrender

of

the

relative
missing

Coupon

at

any

time

before

the

expiry

of

10

years

after

the

Relevant

Date

(as
defined in

Condition 6

(
Taxation
)) in

respect of

such principal

(whether or

not such

Coupon
would

otherwise

have

become

void

under

Condition 7

(
Prescription
))

or,

if

later,

five

years
from

the

date

on

which

such

Coupon

would

otherwise

have

become

due,

but

in

no

event
thereafter.
Upon any Fixed Rate Note in definitive form becoming due and repayable prior to its Maturity
Date,

all

unmatured

Talons

(if

any)

appertaining

thereto

will

become

void

and

no

further
Coupons will be issued in respect thereof.
Upon

the

date

on

which

any

Floating

Rate

Note

in

definitive

form

becomes

due

and
repayable, unmatured Coupons and Talons (if any) relating thereto (whether or not attached)
shall become

void and

no payment

or,

as the

case may

be,

exchange for

further

Coupons
shall be made in respect thereof.
If the due date for redemption of any definitive Note is not an Interest Payment Date, interest
(if any) accrued in respect of

such Note from (and including) the

preceding Interest Payment
Date

or,

as

the

case

may

be,

the

Interest

Commencement

Date

shall

be

payable

only
against surrender of the relevant definitive Note.
(c)

Payments in respect

of global Notes
Payments

of

principal

and

interest

(if

any)

in

respect

of

Notes

represented

by

any

global
Note will

(subject as

provided below)

be made

in the

manner specified

above in

relation to
definitive

Notes

or

otherwise

in

the

manner

specified

in

the

relevant

global

Note,

where
applicable against presentation or surrender,

as the case may

be, of such global Note at

the
specified office of any Paying Agent outside the United States.

0010155-0003437 UKO2:

2005996996.8

A

record

of

each

payment

made

against

presentation

or

surrender

of

such

global

Note,
distinguishing between

any payment

of principal

and any

payment of

interest, will

be made
on such global Note either by the Paying Agent to which it was presented or in the records of
Euroclear and Clearstream, Luxembourg, as applicable.
(d)

General provisions applicable

to payments
The holder

of a

global Note shall

be the

only person entitled

to receive

payments in respect
of

Notes

represented

by

such

global

Note

and

the

Issuer

or,

as

the

case

may

be,

the
Guarantor

will

be

discharged

by

payment

to,

or

to

the

order

of,

the

holder

of

such

global
Note

in

respect

of

each

amount

so

paid.

Each

of

the

persons

shown

in

the

records

of
Euroclear

or

Clearstream,

Luxembourg

as

the

beneficial

holder

of

a

particular

nominal
amount

of

Notes

represented

by

such

global

Note

must

look

solely

to

Euroclear

or
Clearstream, Luxembourg, as the case may

be, for their share of

each payment so made by
the

Issuer

or,

as the

case may

be,

the

Guarantor to,

or

to

the

order

of,

the

holder

of

such
global Note.
Notwithstanding the

foregoing provisions

of this

Condition, if

any amount

of principal

and/or
interest in respect of

Notes is payable in

U.S. dollars, such U.S.

dollar payments of principal
and/or

interest

in

respect

of

such

Notes

will

be

made

at

the

specified

office

of

a

Paying
Agent in the United States if:
(i)

the Issuer has appointed Paying Agents with specified offices outside the United
States with the reasonable expectation that such Paying Agents would be able to
make payment in U.S. dollars at such specified offices outside the United

States of the
full amount of principal and interest on the Notes in the manner provided above when
due;
(ii)

payment of the full amount of such principal and interest at all such specified offices
outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of principal and interest in U.S.
dollars; and
(iii)

such payment is then permitted under United States law without involving,

in the
opinion of the Issuer and the Guarantor (in the case of Notes having the benefit of the
Guarantee), adverse tax consequences to the Issuer and

the Guarantor (in the case of
Notes having the benefit of the Guarantee).
(e)

Payment Day
If

the

date

for

payment of

any amount

in

respect of

any Note

or

Coupon is

not

a

Payment
Day,

the holder thereof shall not be

entitled to payment until the

next following Payment Day
in the

relevant place

and shall

not be

entitled to

further interest

or other

payment in

respect
of

such

delay.

For

these

purposes,
Payment

Day
means

any

day

which

(subject

to
Condition 7 ( Prescription )) is:
(i)

a day on which commercial banks and foreign exchange markets settle payments
and are open for general business (including dealing in foreign exchange and foreign
currency deposits) in:
(a)

in the case of Notes

in definitive form only, the relevant place

of presentation;
(b)

each

Additional

Financial

Centre

(other

than

TARGET

System)

specified

in
the applicable Final Terms;

0010155-0003437 UKO2:

2005996996.8

(ii)

if TARGET System is specified as an Additional Financial Centre in the applicable
Final Terms,

a day on which the TARGET System is open; and
(iii)

either (1) in relation to any sum payable in a Specified Currency other than euro, a day
on which commercial banks and foreign exchange markets settle payments and are
open for general business (including dealing in foreign exchange and foreign currency
deposits) in the principal financial centre of the country of the relevant

Specified
Currency (which if the Specified

Currency is New Zealand dollars

shall be Auckland) or
(2)

in

relation

to

any

sum

payable

in

euro,

a

day

on

which

the

TARGET

System

is
open.
(f)

Interpretation of Principal

and Interest
Any

reference

in

these

Terms

and

Conditions

to

principal

in

respect

of

the

Notes

shall

be
deemed to include, as applicable:
(i)

any additional amounts which may be payable with respect

to principal under
Condition 6 ( Taxation );
(ii)

the Final Redemption

Amount of the

Notes;
(iii)

the Early Redemption

Amount of the Notes;
(iv)

the Optional Redemption

Amount(s) (if any) of

the Notes;
(v)

the Make-Whole Redemption

Amount(s) (if any)

of the Notes;
(vi)

the Residual Call

Early Redemption Amount

(if any) of the Notes;

and
(vii)

any premium and any other amounts (other than interest) which may be payable by
the Issuer under or in respect of the Notes.
Any

reference

in

these

Terms

and

Conditions

to

interest

in

respect

of

the

Notes

shall

be
deemed

to

include,

as

applicable,

any

additional

amounts

which

may

be

payable

with
respect to interest under Condition 6 ( Taxation ).
5.

Redemption and Purchase
(a)

At Maturity
Unless previously redeemed

or purchased and

cancelled as specified

below,

each Note will
be redeemed by the Issuer at its Final Redemption Amount specified in, or determined in the manner

specified

in,

the

applicable

Final

Terms

in

the

relevant

Specified

Currency

on

the
Maturity Date.
(b)

Redemption for Tax Reasons
The Notes may be redeemed at

the option of the Issuer

in whole, but not in part,

at any time
(if

this Note

is not

a Floating

Rate Note)

or on

any Interest

Payment Date

(if this

Note is

a
Floating

Rate

Note),

on

giving

not

less

than

30

nor

more

than

60

days'

notice

to

the
Noteholders (which notice shall be irrevocable), if:
(i)

on the occasion of the next payment due under the Notes, the

Issuer has or will
become

obliged

to

pay

additional

amounts

as

provided

or

referred

to

in

Condition

6

0010155-0003437 UKO2:

2005996996.8

( Taxation
) or (in

the case of

Notes having the

benefit of the

Guarantee) the Guarantor
would be

unable for

reasons outside

its control

to procure

payment by

the Issuer

and
in

making

payment

itself

would

be

required

to

pay

such

additional

amounts,

in

each
case

as

a

result

of

any

change

in,

or

amendment

to,

the

laws

or

regulations

of

the
Kingdom

of

Norway

or

any

political

subdivision

or

any

authority

thereof

or

therein
having power

to tax,

or any

change in

the application

or official

interpretation of

such
laws

or

regulations,

which

change

or

amendment

becomes

effective

on

or

after

the
Issue Date of the first Tranche of the Notes; and
(ii)

such obligation cannot be avoided by the Issuer or, as the case may be, the Guarantor
(in the case of Notes having the benefit of the

Guarantee) taking reasonable measures
available to it,
provided

that

no

such

notice

of

redemption

shall

be

given

earlier

than

90

days

(or,

in

the
case

of

Floating

Rate

Notes,

a

number

of

days

which

is

equal

to

the

aggregate

of

the
number of

days falling within

the then

current interest period

applicable to the

Floating Rate
Notes plus 60 days) prior to the earliest date on which the Issuer or,

as the case may be, the
Guarantor (in the case of Notes having the benefit of the Guarantee) would be obliged to pay
such additional amounts were a payment in respect of the Notes then due.
Prior

to

the

publication

of

any

notice

of

redemption

pursuant

to

this

Condition

5(b)
(
Redemption for

Tax

Reasons
), the

Issuer shall

deliver to

the Agent

a certificate

signed by
one director of

the Issuer or,

as the case

may be, one

director of the

Guarantor (in the

case
of Notes having the

benefit of the Guarantee) stating

that the Issuer is

entitled to effect such
redemption

and

setting

forth

a

statement

of

facts

showing

that

the

conditions precedent

to
the

right

of

the

Issuer

so

to

redeem

have

occurred,

and

an

opinion

of

independent

legal
advisers

of

recognised

standing

to

the

effect

that

the

Issuer

or,

as

the

case

may

be,

the
Guarantor

(in

the

case

of

Notes

having

the

benefit

of

the

Guarantee)

has

or

will

become
obliged to pay such additional amounts as a result of such

change or amendment.
Notes

redeemed

pursuant

to

this

Condition

5(b)

(
Redemption

for

Tax

Reasons
)

will

be
redeemed at

their Early

Redemption Amount

referred to

in paragraph

(g) below

together (if
appropriate) with interest accrued to (but excluding) the date of redemption.
(c)

Redemption at the

Option of the Issuer

(Issuer Call)
If Issuer

Call is

specified as

being applicable in

the applicable Final

Terms,

the Issuer

shall,
having given:
(i)

not less than 15 nor more than 30 days' notice to the Noteholders in accordance with
Condition 12 ( Notices ); and
(ii)

not

less than

15

days before

the giving

of

the

notice referred

to

in

(i),

notice to

the
Agent;
(which

notices

shall

be

irrevocable),

redeem

all

or,

if

so

specified

in

the

applicable

Final
Terms,

some

only

of the

Notes then

outstanding on

any Optional

Redemption Date

and at
the

Optional Redemption

Amount(s) specified

in,

or determined

in the

manner

specified in,
the

applicable Final

Terms

together,

if

appropriate,

with

interest

accrued to

(but

excluding)
the relevant Optional Redemption Date. Any such redemption may, at the Issuer’s discretion, be subject to one or more conditions

precedent, in which case the notice of redemption

shall
state the

applicable condition

precedent(s) and

that,

in the

Issuer’s discretion,

the Optional
Redemption

Date

may

be

delayed

until

such

time

as

any

or

all

such

conditions

shall

be

0010155-0003437 UKO2:

2005996996.8

satisfied (or waived by the Issuer

in its sole discretion), or

such redemption may not occur in
the

event

that

any

or

all

such

conditions

shall

not

have

been

satisfied

(or

waived

by

the
Issuer

in

its

sole

discretion)

by

the

Optional

Redemption

Date,

or

by

the

Optional
Redemption Date so delayed.
Any such

redemption must

be of

a nominal

amount not

less than

the Minimum

Redemption
Amount and not

more than a

Higher Redemption Amount

in each

case as may

be specified
in the

applicable Final

Terms.

In the

case of

a partial

redemption of

Notes, the

Notes to

be
redeemed ( Redeemed Notes
) will

be selected

individually by

lot, in

the case

of Redeemed
Notes represented

by definitive Notes,

and in

accordance with the

rules of

Euroclear and/or
Clearstream,

Luxembourg,

(to

be

reflected

in

the

records

of

Euroclear

and

Clearstream,
Luxembourg as

either a

pool factor

or a

reduction in

nominal amount,

at their

discretion) in
the case

of Redeemed

Notes represented

by a

global Note,

not more

than 30

days prior

to
the date

fixed for

redemption (such

date of

selection being

hereinafter called

the
Selection
Date
).

In

the

case

of

Redeemed

Notes

represented

by

definitive

Notes,

a

list

of

the

serial
numbers

of

such

Redeemed

Notes

will

be

published

in

accordance

with

Condition

12
( Notices
)

not

less

than

15

days

prior

to

the

date

fixed

for

redemption. No

exchange

of

the
relevant

global

Note

will

be

permitted

during

the

period

from

(and

including)

the

Selection
Date

to

(and

including)

the

date

fixed

for

redemption

pursuant

to

this

paragraph

(c)

and
notice

to

that

effect

shall

be

given

by

the

Issuer

to

the

Noteholders

in

accordance

with
Condition 12 ( Notices ) at least 15 days prior to the Selection Date.
(d)

Make-Whole Redemption
If

Make-Whole

Redemption

is

specified

as

being

applicable

in

the

applicable

Final

Terms,
the Issuer

may,

having given

not less

than 15

nor more

than 60

days' notice

(or such

other
notice

period

as

may

be

specified

in

the

applicable

Final

Terms)

to

the

Noteholders

in
accordance with

Condition 12

(
Notices
) (which

notice shall

be irrevocable

and shall

specify
the

date

fixed

for

redemption

(the
Make-Whole

Redemption

Date
)),

redeem

all

or

(if
redemption in part

is specified as

being applicable in

the applicable Final

Terms)

some only
of the Notes then outstanding on any Make-Whole Redemption Date and at the Make-Whole
Redemption

Amount

together,

if

appropriate,

with

interest

accrued

to

(but

excluding)

the
relevant

Make-Whole

Redemption

Date.

Any

such

redemption

may,

at

the

Issuer’s
discretion,

be

subject

to

one

or

more

conditions

precedent,

in

which

case

the

notice

of
redemption

shall

state

the

applicable

condition

precedent(s)

and

that,

in

the

Issuer’s
discretion, the

Make-Whole Redemption

Date may

be delayed

until such

time as

any or

all
such

conditions

shall

be

satisfied

(or

waived

by

the

Issuer

in

its

sole

discretion),

or

such
redemption may

not

occur

in

the

event

that

any or

all

such

conditions shall

not

have

been
satisfied

(or

waived

by

the

Issuer

in

its

sole

discretion)

by

the

Make-Whole

Redemption
Date, or by the Make-Whole Redemption Date so delayed.
If redemption in part

is specified as being applicable in

the applicable Final Terms,

any such
redemption

must

be

of

a

nominal

amount

not

less

than

the

Minimum

Redemption

Amount
and not

more than

the Maximum

Redemption Amount

in each

case as

may be

specified in
the applicable Final Terms.
In

the

case

of

a

partial

redemption

of

Notes,

the

Redeemed

Notes

will

be

selected
individually

by

lot,

in

the

case

of

Redeemed

Notes

represented

by

definitive

Notes,

and

in
accordance with

the rules

of

Euroclear and/or

Clearstream, Luxembourg

(to

be reflected

in
the records of Euroclear and Clearstream, Luxembourg as

either a pool factor or a

reduction
in

nominal

amount,

at

their

discretion),

in

the

case

of

Redeemed

Notes

represented

by

a
Global

Note,

on

a

Selection

Date

not

more

than

30

days

prior

to

the

Make-Whole
Redemption Date. In the case of Redeemed Notes represented by definitive Notes, a list of

0010155-0003437 UKO2:

2005996996.8

the serial numbers

of such Redeemed

Notes will be

published in accordance with

Condition
12 ( Notices
) not less than

15 days prior to

the Make-Whole Redemption Date.

No exchange
of

the

relevant

Global

Note

will

be

permitted

during

the

period

from

(and

including)

the
Selection

Date

to

(and

including)

the

Make-Whole

Redemption

Date

pursuant

to

this
paragraph

(d)

and

notice

to

that

effect

shall

be

given

by

the

Issuer

to

the

Noteholders

in
accordance with Condition 12 ( Notices ) at least 15 days prior to the Selection Date.
In

this

Condition

5(d)

(
Make-Whole

Redemption
),
Make-Whole

Redemption

Amount
means (A) the outstanding principal amount of

the relevant Note or (B) if

higher, the

sum, as
determined

by

the

Make-Whole

Calculation

Agent,

of

the

present

values

of

the

remaining
scheduled

payments

of

principal

and

interest

to

maturity

(or,

if

Issuer

Call

is

specified

as
being

applicable

in

the

applicable

Final

Terms,

and

the

Optional

Redemption

Amount
applicable to any Optional Redemption Date is specified as

being an amount per Calculation
Amount equal to

100 per cent.

of the principal

amount of the

Note, the remaining

scheduled
payments of principal and interest to the first such Optional Redemption Date (assuming that the Notes

are to

be redeemed on

such date), as

specified in the

applicable Final Terms)

on
the Notes to be redeemed (not including any

portion of such payments of interest accrued to
the date of redemption) discounted to the Make-Whole Redemption Date on an annual basis at the

Reference Rate

plus the

Make-Whole Redemption

Margin specified

in the

applicable
Final Terms,

where:
CA

Selected

Bond
means

a

government

security

or

securities

(which,

if

the

Specified
Currency

is

euro,

will

be

a
German

Bundesobligationen
)

selected

by

the

Make-Whole
Calculation Agent as

having a maturity comparable

to the remaining

term of the

Notes to be
redeemed that

would be

utilised, at

the time

of selection

and in

accordance with

customary
financial practice,

in pricing

new issues

of corporate

debt securities

of comparable

maturity
to the remaining term of such Notes;
Make-Whole

Calculation

Agent
means

an

independent

investment,

merchant

or
commercial bank or financial institution selected by the Issuer for the purposes of calculating
the

Make-Whole

Redemption

Amount,

and

notified

to

the

Noteholders

in

accordance

with
Condition 12 ( Notices );
Reference Bond
means (A) if

CA Selected Bond

is specified in

the applicable Final

Terms,
the relevant

CA Selected

Bond or

(B) if

CA Selected

Bond is

not specified

in the

applicable
Final Terms,

the security

specified in

the applicable

Final Terms,

provided that

if the

Make-
Whole

Calculation Agent

advises

the

Issuer

that,

for

reasons

of

illiquidity

or

otherwise, the
relevant

security

specified

is

not

appropriate

for

such

purpose,

such

other

central

bank

or
government

security

as

the

Make-Whole

Calculation

Agent

may,

with

the

advice

of
Reference Market Makers, determine to be appropriate;
Reference Bond Price
means (i) the

average of three

Reference Market Maker

Quotations
for

the

relevant

Make-Whole

Redemption

Date,

after

excluding

the

highest

and

lowest
Reference Market Maker

Quotations, (ii) if

the Make-Whole Calculation

Agent obtains fewer
than three, but

more than one,

such Reference Market Maker

Quotations, the average

of all
such quotations,

or (iii)

if only

one such

Reference Market Maker

Quotation is

obtained, the
amount of the Reference Market Maker Quotation so obtained;
Reference

Market

Maker

Quotations
means,

with

respect

to

each

Reference

Market
Maker

and

any

Make-Whole

Redemption

Date,

the

average,

as

determined

by

the

Make-
Whole Calculation Agent,

of the bid

and asked prices

for the

Reference Bond (expressed

in
each

case

as

a

percentage

of

its

principal

amount)

quoted

in

writing

to

the

Make-Whole

0010155-0003437 UKO2:

2005996996.8

Calculation

Agent

at

the

Quotation

Time

specified

in

the

applicable

Final

Terms

on

the
Reference Rate Determination Day specified in the applicable

Final Terms;
Reference Market Makers
means three brokers or

market makers of securities

such as the
Reference Bond selected by the Make-Whole

Calculation Agent or such other three

persons
operating

in

the

market

for

securities

such

as

the

Reference

Bond

as

are

selected

by

the
Make-Whole Calculation Agent in consultation with the Issuer; and
Reference

Rate
means,

with

respect

to

any

Make-Whole

Redemption

Date,

the

rate

per
annum

equal

to

the

equivalent yield

to

maturity of

the

Reference

Bond, calculated

using

a
price

for

the

Reference Bond

(expressed

as

a

percentage of

its

principal amount)

equal

to
the Reference

Bond Price for

such Make-Whole Redemption

Date. The Reference

Rate will
be

calculated

on

the

Reference

Rate

Determination

Day

specified

in

the

applicable

Final
Terms.
(e)

Issuer Residual

Call
If Issuer

Residual Call is

specified as

being applicable in

the applicable

Final Terms

and, at
any time, the outstanding aggregate nominal amount

of the Notes is equal to

or less than 25
per

cent.

(or

such

other

percentage

as

may

be

specified

in

the

applicable

Final

Terms

as
being

the

Residual

Call

Threshold)

of

the

aggregate

nominal

amount

of

the

Series

issued
(other

than

as

a

result

of

a

partial

redemption

of

the

Notes

pursuant

to

Condition

5(c)
(
Redemption

at

the

Option

of

the

Issuer

(Issuer

Call)
)

or

Condition

5(d)

(
Make-Whole
Redemption
)),

the

Notes may

be

redeemed at

the

option

of

the

Issuer

in whole,

but

not

in
part, at any time (if this Note is not

a Floating Rate Note) or on any Interest

Payment Date (if
this

Note

is

a

Floating Rate

Note),

on

giving

not

less

than

15

and

not

more

than

60

days’
notice (or such

other notice period

as may be

specified in the

applicable Final Terms)

to the
Noteholders

in

accordance

with

Condition

12

(
Notices
)

(which

notice

shall

be

irrevocable
and

shall

specify

the

date

fixed

for

redemption)

at

the

Residual

Call

Early

Redemption
Amount

together,

if

appropriate,

with

interest

accrued

to

(but

excluding)

the

date

of
redemption.
(f)

Redemption at the

Option of the Noteholders

(Investor Put)
If Investor Put is specified as being applicable in the

applicable Final Terms,

upon the holder
of any

Note giving

to the

Issuer in

accordance with

Condition 12

(
Notices
) not

less than

15
nor

more

than

30

days'

notice

the

Issuer

will,

upon

the

expiry

of

such

notice,

redeem,

in
whole

(but

not

in

part),

such

Note

on

the

Optional

Redemption

Date

and

at

the

Optional
Redemption

Amount

specified

in

the

applicable

Final

Terms

together,

if

appropriate,

with
interest accrued to (but excluding) the Optional Redemption Date.
If this Note is

in definitive form and held outside

Euroclear and Clearstream, Luxembourg, to
exercise the right to require redemption of this Note the holder of this Note must deliver such
Note at the specified office

of any Paying Agent at any

time during normal business hours of
such

Paying

Agent

falling

within

the

notice

period,

accompanied

by

a

duly

completed

and
signed

notice

of

exercise

in

the

form

(for

the

time

being

current)

obtainable

from

any
specified office

of any

Paying Agent

(a
Put Notice
) and

in which

the holder

must specify

a
bank

account

(or,

if

payment

is

by

cheque,

an

address)

to

which

payment

is

to

be

made
under this Condition

accompanied by this

Note or evidence

satisfactory to the

Paying Agent
concerned

that

this

Note

will,

following

delivery

of

the

Put

Notice,

be

held

to

its

order

or
under its control. If

this Note is

represented by a global

Note or is

in definitive form and

held
through

Euroclear or

Clearstream, Luxembourg,

to

exercise the

right

to require

redemption
of this Note the holder of this Note must, within the notice period, give notice to the Agent of

0010155-0003437 UKO2:

2005996996.8

such

exercise

in

accordance

with

the

standard

procedures

of

Euroclear

and

Clearstream,
Luxembourg

(which

may

include

notice

being

given

on

their

instruction

by

Euroclear

or
Clearstream,

Luxembourg or

any

common

depositary

or

common

safekeeper,

as

the

case
may

be, for

them to

the Agent

by electronic

means) in

a form

acceptable to

Euroclear and
Clearstream, Luxembourg from time to time.
Any

Put

Notice

or

other

notice

given

in

accordance

with

the

standard

procedures

of
Euroclear

and

Clearstream,

Luxembourg

given

by

a

holder

of

any

Note

pursuant

to

this
paragraph shall be irrevocable except where

prior to the due date

of redemption an Event of
Default shall have

occurred and be

continuing in which event

such holder,

at its option,

may
elect

by

notice

to

the

Issuer

to

withdraw

the

notice

given

pursuant

to

this

paragraph

and
instead to

declare such

Note forthwith

due and

payable pursuant

to Condition

8 (
Events of
Default ).
(g)

Early Redemption Amounts
For the

purpose of

paragraph (b)

above and

Condition 8

(
Events of

Default
), the

Notes will
be redeemed at the Early Redemption Amount calculated as

follows:
(i)

in the case of Notes with a Final Redemption Amount equal

to the Issue Price, at the
Final Redemption Amount thereof;
(ii)

in the case of Notes (other than Zero Coupon Notes) with a Final Redemption

Amount
which is or may be less or greater than the Issue Price or which is payable in a
Specified Currency other than that in which the Notes are denominated,

at the amount
specified in, or determined in the manner specified in, the applicable

Final Terms or,

if
no such amount or manner is so specified in the Final Terms, at their nominal amount;
or
(iii)

in the case of Zero Coupon Notes, at its Early Redemption Amount calculated in
accordance with the following formula:
Early Redemption Amount =

RP x (1 +

AY)
y
where:
RP means the Reference Price;
AY
means the Accrual Yield expressed

as a decimal; and
y
is

the

Day

Count

Fraction

specified

in

the

applicable

Final

Terms

which

will

be
either

(i)

30/360

(in

which

case

the

numerator

will

be

equal

to

the

number

of

days
(calculated on the

basis of

a 360 day

year consisting of

12 months of

30 days each)
from

(and

including)

the

Issue

Date

of

the

first

Tranche

of

the

Notes

to

(but
excluding) the date fixed for redemption or (as the case may be) the date upon which such

Note

becomes

due

and

repayable

and

the

denominator

will

be

360

(ii)
Actual/360 (in

which case

the

numerator will

be equal

to

the actual

number of

days
from

(and

including)

the

Issue

Date

of

the

first

Tranche

of

the

Notes

to

(but
excluding) the date fixed for redemption or (as the case may be) the date upon which such

Note

becomes

due

and

repayable

and

the

denominator

will

be

360)

or

(iii)
Actual/365 (in

which case

the

numerator will

be equal

to

the actual

number of

days
from

(and

including)

the

Issue

Date

of

the

first

Tranche

of

the

Notes

to

(but
excluding) the date fixed for redemption or (as the case may be) the date upon which such Note becomes due and repayable and the denominator will be 365).

0010155-0003437 UKO2:

2005996996.8

(h)

Purchases
The Issuer

or the Guarantor

(in the case

of Notes having

the benefit of

the Guarantee) may
at

any

time

purchase

Notes

(provided

that,

in

the

case

of

definitive

Notes,

all

unmatured
Coupons and Talons

appertaining thereto are

purchased therewith) at

any price in

the open
market or otherwise. Such Notes may be held, reissued, resold or,

at the option of the Issuer
or the

Guarantor (in

the case

of Notes

having the

benefit of

the Guarantee),

surrendered to
any Paying Agent for cancellation.
(i)

Cancellation
All

Notes

which

are

redeemed

will

forthwith

be

cancelled

(together

with

all

unmatured
Coupons attached

thereto or

surrendered therewith

at the

time of

redemption). All

Notes so
cancelled and the Notes purchased and cancelled

pursuant to paragraph (g) above (together
with all unmatured Coupons cancelled therewith) shall be forwarded to the Agent and cannot be reissued or resold.
(j)

Late payment on Zero

Coupon Notes
If

the

amount

payable

in

respect

of

any

Zero

Coupon Note

upon

redemption of

such

Zero
Coupon Note

pursuant to

paragraph (a),

(b),

(c),

(d),

(e) or

(f)

above or

upon

its

becoming
due

and repayable

as provided

in

Condition 8

(
Events of

Default
)

is improperly

withheld or
refused,

the

amount

due

and

repayable

in

respect

of

such

Zero

Coupon Note

shall

be the
amount calculated

as provided

in paragraph

(g)(iii) above

as though

the references

therein
to

the

date

fixed

for

the

redemption

or

the

date

upon

which

such

Zero

Coupon

Note
becomes due and payable were replaced by references to

the date which is the earlier of:
(i)

the date on which all amounts due in respect of such Zero Coupon Note have been
paid; and
(ii)

five days after the date on which the full amount of the moneys payable has been
received by the Agent and notice to that effect has been given to the Noteholders in
accordance with Condition 12 ( Notices ).
6.

Taxation
All payments

of principal

and interest

in respect

of the

Notes and

Coupons by

the Issuer

or
(in the case

of Notes having

the benefit of

the Guarantee) the

Guarantor shall be made

free
and

clear

of,

and

without

withholding

or

deduction

for,

any

taxes,

duties,

assessments

or
governmental

charges

(
Taxes
)

of

whatever

nature

imposed,

levied,

collected,

withheld

or
assessed

by

or

within

the

Kingdom

of

Norway

or

any

authority

therein

or

thereof

having
power

to

tax,

unless

such

withholding

or

deduction

is

required

by

law.

In

such

event,

the
Issuer or,

as the case

may be, the

Guarantor (in the

case of Notes

having the benefit

of the
Guarantee) shall

pay such

additional amounts

as will

result

in receipt

by the

holders of

the
Notes

or

Coupons

of

such

amounts

as

would

have

been

received

by

them

had

no

such
withholding

or

deduction

been

required,

except

that

no

such

additional

amounts

shall

be
payable with respect to any Note or Coupon:
(a)

presented for payment

in the Kingdom

of Norway; or
(b)

the holder or beneficial owner of which is liable for such Taxes in respect of such
Note or Coupon by reason of the holder or beneficial

owner having some connection
with the Kingdom of Norway other than the mere holding

of such Note or Coupon; or

0010155-0003437 UKO2:

2005996996.8

(c)

presented for payment more than 30 days after the Relevant Date except to the
extent that the holder thereof would have been entitled

to such additional amounts on
presenting the same for payment on such thirtieth day; or
(d)

on account of any Taxes that are payable pursuant to the Norwegian Tax

Act section
10-80 on payments to related companies or undertakings

(as such term is defined in
the Norwegian Tax

Act section 10-82) tax resident in a low-tax jurisdiction (as such term is defined in the Norwegian Tax Act section 10-63).
In

addition,

any

amounts

to

be

paid

on

the

Notes

will

be

paid

net

of

any

deduction

or
withholding imposed or required pursuant to

sections 1471 through 1474 of

the U.S. Internal
Revenue

Code

of

1986

(or

any

regulations

thereunder

or

official

interpretations

thereof)
( FATCA
)

or

any intergovernmental

agreement with

the

United States

to

implement FATCA
( IGA
)

(or

any

law

implementing

such

an

intergovernmental

agreement),

and

no

additional
amounts will be required to be paid on account of any such deduction or withholding.
Relevant

Date
means

whichever

is

the

later

of

(i)

the

date

on

which

such

payment

first
becomes

due

and (ii)

if

the

full

amount

payable has

not

been

received by

the

Agent

on

or
prior to such due date,

the date on which, the full

amount having been so received, notice to
that effect is duly given to the Noteholders in accordance with Condition 12

(
Notices ).
7.

Prescription
The

Notes

and

Coupons

will

become

void

unless

claims

in

respect

of

principal

and/or
interest are made

within a period

of 10 years

(in the case

of principal) and

five years (in

the
case of interest) after the Relevant Date therefor.
There shall not be included in any Coupon sheet issued on exchange of a Talon any Coupon the

claim

for

payment

in

respect

of

which

would

be

void

pursuant

to

this

Condition

7
( Prescription
) or

Condition 4(b) (
Presentation of definitive Notes

and Coupons)
or any Talon
which

would

be

void

pursuant

to

Condition

4(b)

(
Presentation

of

definitive

Notes

and
Coupons) .
8.

Events of Default
If

any

one

or

more

of

the

following

events

(each

an
Event

of

Default
)

shall

occur

and

is
continuing:
(a)

the Issuer or (in the case of Notes having the benefit of the Guarantee)

the Guarantor
fails to pay any principal or interest on any of the Notes when due and such failure
continues, in the case of principal or interest, for a period of 30 days;

or
(b)

the Issuer or (in the case of Notes having the benefit of the Guarantee)

the Guarantor
does not perform or comply with any one or more of its other obligations in the Notes
which default is incapable of remedy or is not remedied within 90 days after notice of
such default shall have been given to the Agent at its specified office by any
Noteholder; or
(c)

the Issuer or (in the case of Notes having the benefit of the Guarantee)

the Guarantor
is (or is, or could be, deemed by law or a court to be) insolvent or bankrupt or unable
to pay its debts, stops, suspends or threatens to stop or suspend payment of all or a
material part of (or of a particular type of) its debts, proposes or makes a general
assignment or an arrangement or composition with or for the benefit of the relevant
creditors

in

respect

of

any

of

such

debts

or

a

moratorium

is

agreed

or

declared

in

0010155-0003437 UKO2:

2005996996.8

respect

of

or

affecting

all

or

any

part

of

(or

of

a

particular

type

of)

the

debts

of

the
Issuer or (in the case of Notes having the benefit of the

Guarantee) the Guarantor; or
(d)

(A) an order is made or an effective resolution passed for the winding-up or dissolution
of the Issuer or (in the case of Notes having the benefit of the Guarantee)

the
Guarantor, or (B) the Issuer or (in the case of Notes having the benefit of the
Guarantee) the Guarantor ceases or threatens to cease to

carry on all or substantially
all of its business or operations, except:
(i)

(in the case of sub-paragraph

(B)) in the case of

an Asset Transfer;
(ii)

in the case of a

Permitted Reorganisation; or
(iii)

for the purpose of and followed by any other reconstruction,

amalgamation,
reorganisation, merger or consolidation, on

terms approved by an Extraordinary
Resolution of the Noteholders; or
(e)

other than in respect of the termination of the Guarantee pursuant to Condition 2(c)
( Termination of Guarantee ), if the Guarantee ceases to be, or is claimed by the Issuer or the Guarantor not to be, in full force and effect; or
(f)

any event occurs which under the laws of any relevant jurisdiction has an analogous
effect to any of the events referred to in (c) to (e) above, then any Note may,

by notice given in writing to the Agent at its specified office by the holder be declared

immediately due

and payable

whereupon it

shall become

immediately due

and
payable at the Early

Redemption Amount (as described in

Condition 5(g) (
Early Redemption
Amounts
)),

together

with

accrued

interest

(if

any)

to

the

date

of

repayment, without

further
formality unless such

Event of Default

shall have been

remedied prior to

the receipt of

such
notice by the Agent.
As used herein:
Asset Transfer
means, at

any particular

time, any

transfer or

transfers by

the Issuer

or (in
the case

of Notes

having the

benefit of

the Guarantee)

the Guarantor

of all

or substantially
all of its and its Subsidiaries' business or

operations, taken as a whole, to one or

more direct
or indirect wholly-owned Subsidiaries and/or, in the case of the Guarantor, to the Issuer;
Permitted

Reorganisation
means

any

(i)

consolidation

by

the

Issuer

or

(in

the

case

of
Notes having the benefit of

the Guarantee) the Guarantor with, or merger

of the Issuer or (in
the case

of Notes

having the

benefit of

the Guarantee)

the Guarantor

into, another

person,
or (ii) conveyance, transfer

or lease by the

Issuer or (in the

case of Notes having

the benefit
of

the

Guarantee)

the

Guarantor

of

all

or

substantially

all

of

its

and

its

Subsidiaries'
properties and assets, taken as a whole, to any person, in each case where:
(a)

the person formed by such consolidation into which the Issuer or the

Guarantor, as
the case may be, is merged or the person which acquires by conveyance or transfer,
or which leases, all or substantially all of the properties and assets of the Issuer and
its Subsidiaries or the Guarantor and its Subsidiaries, in each case taken as a whole,
(such person, the Successor) shall be a corporation, partnership or trust, shall be
organised and validly existing under the laws of any jurisdiction and shall expressly
assume, by way of a deed of assumption governed by English law

(the
Deed of
Assumption ), all obligations of the Issuer and/or the Guarantor, as applicable, under the Notes and/or the Guarantee, as applicable; and

0010155-0003437 UKO2:

2005996996.8

(b)

the Issuer or the Guarantor, as the case may be, has delivered to the Agent (1) a certificate signed by one director of the Issuer or, as the case may be, one director of the Guarantor (in the case of Notes having the benefit of the Guarantee)

stating that
such consolidation, merger, conveyance, transfer or lease comply with the requirements of this definition and that all conditions precedent provided for in this
definition relating to such transaction have been complied with,

and (2) legal opinions
from (A) a leading firm of lawyers to the Successor in the country of incorporation of
the Successor, and (B) a leading firm of lawyers to the Successor in England,

in each
case to the effect that, as a matter of the relevant law, the Deed of Assumption constitutes legal, valid and binding obligations of the Successor and is enforceable in
accordance with its terms, such opinions to be available

for inspection by
Noteholders and Couponholders at the specified offices of the Agent; and
Subsidiary
means, at

any particular

time, a

company of

which the

Issuer or

(in the

case of
Notes

having

the

benefit

of

the

Guarantee)

the

Guarantor

directly

or

indirectly

owns

or
controls at least

a majority of

the outstanding voting

stock having power

to elect directors

of
such company.
9.

Replacement of Notes,

Coupons and Talons
Should any Note, Coupon or Talon be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Agent or any Replacement Agent upon payment by the claimant

of

such

costs

and

expenses

as

may

be

incurred

in

connection

therewith

and

on
such terms as to

evidence and indemnity as the Issuer

may reasonably require. Mutilated or
defaced Notes, Coupons or Talons must be surrendered before replacements will be issued.
10.

Agent and Paying Agents
The names

of the

initial Agent

and the

other initial

Paying Agents

and their

initial specified
offices are set out below.
The Issuer

and the

Guarantor (in

the case

of Notes

having the

benefit of

the Guarantee)

is
entitled to

vary or

terminate the

appointment of

any Paying

Agent and/or

appoint additional
or other Paying Agents

and/or approve any change in the

specified office through which any
Paying Agent acts, provided that:
(i)

so long as the Notes are listed on any stock exchange,

there will at all times be a
Paying Agent with a specified office in such place as may be required by the rules and
regulations of the relevant stock exchange or other relevant authority;
(ii)

there will at all

times be a Paying

Agent with a specified

office outside Norway; and
(iii)

there will at all times be

an Agent.
In

addition,

the

Issuer

and

the

Guarantor

(in

the

case

of

Notes

having

the

benefit

of

the
Guarantee) shall forthwith appoint a Paying Agent

having a specified office in

New York

City
in the

circumstances described

in the

final paragraph

of Condition

4(d) (
General provisions
applicable

to

payments
).

Notice

of

any

variation,

termination,

appointment

or

change

in
Paying

Agents

will

be

given

to

the

Noteholders

promptly

by

the

issuer

in

accordance

with
Condition 12 ( Notices ).

0010155-0003437 UKO2:

2005996996.8

11.

Exchange of Talons
On

and

after

the

Interest

Payment

Date,

on

which

the

final

Coupon

comprised

in

any
Coupon

sheet

matures,

the

Talon

(if

any)

forming

part

of

such

Coupon

sheet

may

be
surrendered at the specified office

of the Agent or

any other Paying Agent in

exchange for a
further

Coupon sheet

including (if

such further

Coupon sheet

does not

include Coupons

to
(and including) the final date for the payment of interest due in respect of the Note to which it appertains) a further Talon, subject to the provisions of Condition 7 ( Prescription ).
12.

Notices
All

notices

regarding

the

Notes

shall

be

published

in

a

leading

English

language

daily
newspaper of general circulation in London. It

is expected that such publication will be made
in the Financial Times

or any other daily

newspaper in London. The Issuer

shall also ensure
that notices are

duly published in a

manner which complies with

the rules and

regulations of
any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

for

the

time

being
listed or by

which they have been

admitted to trading including

publication on the

website of
the relevant stock

exchange or relevant

authority if required

by those rules.

Any such notice
will be

deemed to

have been

given on

the date

of the

first publication

or,

where required

to
be

published

in

both

newspapers,

on

the

date

of

the

first

publication

in

both

such
newspapers.
Until such

time as

any definitive

Notes are

issued, there

may (provided

that, in

the case

of
Notes

listed

on

any

stock

exchange

or

admitted

to

trading

by

another

relevant

authority,
such

stock

exchange or

relevant

authority permits),

so

long

as the

global Note(s)

is

or

are
held in its/their entirety

on behalf of Euroclear

and Clearstream, Luxembourg, be substituted
for such publication in

such newspaper(s) or such website

the delivery of the

relevant notice
to Euroclear and

Clearstream, Luxembourg for communication by them

to the holders of

the
Notes. Any

such notice

shall be

deemed to

have been

given to

the holders

of the

Notes on
the day on which the said notice was given to Euroclear and Clearstream,

Luxembourg.
Notices to

be given

by any

holder of

the Notes

shall be

in writing

and given

by lodging

the
same,

together

(in

the

case

of

any

Note

in

definitive

form)

with

the

relative

Note

or

Notes,
with the

Agent. Whilst

any of

the Notes

are represented

by a

global Note,

such notice

may
be

given

by

any

holder

of

a

Note

to

the

Agent

via

Euroclear

and/or

Clearstream,
Luxembourg,

as

the

case

may

be,

in

such

manner

as

the

Agent

and

Euroclear

and/or
Clearstream, Luxembourg, as the case may be, may approve for this purpose.
13.

Meetings of Noteholders,

Modification and

Waiver
The

Agency

Agreement

contains

provisions

for

convening

meetings

(including

by

way

of
conference call or

by use of

a videoconference platform) of

Noteholders to consider

matters
affecting

their

interests,

including

the

sanctioning

by

Extraordinary

Resolution

of

a
modification of

any of

these

Conditions. Such

a meeting

may

be convened

by Noteholders
holding not less than 10 per cent. in nominal principal amount of the Notes for the time being outstanding. The quorum for

any meeting convened to

consider an Extraordinary Resolution
will be two or more persons holding or representing a clear majority in nominal amount of the
Notes

for

the

time

being

outstanding,

or

at

any

adjourned

meeting

one

or

more

persons
being

or

representing

Noteholders

whatever

the

nominal

amount

of

the

Notes

held

or
represented, unless

the business

of such

meeting includes consideration

of proposals,
inter
alia
,

(i)

to

modify

the

maturity

of

the

Notes

or

the

dates

on

which

interest

is

payable

in
respect of

the Notes,

(ii) to

reduce or

cancel the

principal amount

of interest

on the

Notes,
(iii)

to

change

the

currency

of

payment

of

the

Notes

or

the

Coupons,

(iv)

to

modify

the

0010155-0003437 UKO2:

2005996996.8

provisions

concerning

the

quorum

required

at

any

meeting

of

Noteholders

or

the

majority
required to pass an Extraordinary Resolution, or (v) to modify or cancel the obligations of the
Guarantor

under

the

Guarantee,

in

which

case

the

necessary

quorum

will

be

two

or

more
persons holding

or representing not

less than

75 per

cent., or

at any

adjourned meeting not
less than

25 per

cent., in

principal amount

of the

Notes for

the time

being outstanding.

The
Agency

Agreement

provides

that

(i)

a

resolution

passed

at

a

meeting

duly

convened

and
held in

accordance with

the Agency

Agreement by

a majority

consisting of

not less

than 75
per

cent.

of

the

votes

cast

on

such

resolution,

(ii)

a

resolution

in

writing

signed

by

or

on
behalf

of

the

holders

of

not

less

than

75

per

cent.

in

nominal amount

of

the

Notes

for

the
time

being

outstanding

or

(iii)

consent

given

by

way

of

electronic

consents

through

the
relevant clearing system(s) (in a form satisfactory to the Agent) by or on behalf of the holders of not

less than 75

per cent.

in nominal amount

of the Notes

for the time

being outstanding,
shall,

in

each

case,

be

effective

as

an

Extraordinary

Resolution

of

the

Noteholders.

Any
Extraordinary Resolution

duly passed

shall be

binding on

Noteholders (whether

or not

they
were present

at any

meeting, and

whether or

not they

voted on

such resolution)

and on

all
Couponholders.
The

Agent,

the

Issuer

and

(in

the

case

of

Notes

having

the

benefit

of

the

Guarantee)

the
Guarantor may agree, without the consent of the Noteholders or Couponholders,

to:
(i)

any modification (except as mentioned above) of the Agency Agreement which is, in
the sole opinion of the Issuer and (in the case of Notes having the benefit of the
Guarantee) the Guarantor, not prejudicial to the interests of the Noteholders; or
(ii)

any modification of the Notes, the Coupons or the Agency Agreement

which is, in the
sole opinion of the Issuer and (in the case of Notes having

the benefit of the
Guarantee) the Guarantor, of a formal, minor or technical nature or is made to correct a manifest error or to comply with mandatory provisions of the law of the jurisdiction in
which the Issuer is incorporated.
Any such

modification shall

be binding

on the

Noteholders and

the Couponholders

and any
such

modification

shall

be

notified

to

the

Noteholders

in

accordance

with

Condition

12
( Notices ) as soon as practicable thereafter.
In

addition,

the

Agent

shall

be

obliged

to

use

its

reasonable

endeavours

to

effect

any
Benchmark

Amendments

or

Benchmark

Replacement

Confirming

Changes

in

the
circumstances and

as otherwise

set

out

in

Condition 3(b)(viii)

(
Benchmark Discontinuation )
or Condition 3(b)(ix) ( Benchmark Discontinuation – SOFR ) above (as applicable), without the consent of the Noteholders or the Couponholders.
14.

Substitution
The Issuer,

or any

previously substituted

company,

may at

any time,

without the

consent of
the

Noteholders

or

the

Couponholders,

substitute

for

itself

as

principal

debtor

under

the
Notes and

the Coupons

a company

(the
Substitute
) as

principal debtor

under the

Notes or
Coupons in

the manner

specified in

Schedule 6

to the

Agency Agreement,

provided that

no
payment

in

respect

of

the

Notes

or

the

Coupons

is

at

the

relevant

time

overdue.

The
substitution

shall

be

made

by

a

deed

poll

(the
Deed

Poll
),

to

be

substantially

in

the

form
exhibited to the Agency Agreement, and may take place only if:
(i)

the obligations of the Substitute under the Deed Poll, the Notes and the Coupons shall
be unconditionally and irrevocably guaranteed by Equinor ASA

(in such capacity,

the

0010155-0003437 UKO2:

2005996996.8

New Guarantor and such guarantee, the New Guarantee ) and (in the case of Notes having the benefit of the Guarantee) the Guarantor, by means of the Deed Poll;
(ii)

all action, conditions and things required to be taken, fulfilled and done (including the
obtaining of any necessary consents) to ensure that the Deed

Poll, the Notes and
Coupons represent valid, legally binding and enforceable

obligations of the Substitute
and in the case of the Deed Poll of the New Guarantor and

(in the case of Notes
having the benefit of the Guarantee) the Guarantor

have been taken, fulfilled and done
and are in full force and effect;
(iii)

the Substitute shall have become party to

the Agency Agreement, with any appropriate
consequential amendments, as if it had been an original

party to it;
(iv)

each stock exchange or listing authority which has the Notes listed on such stock
exchange shall have confirmed that following the proposed substitution of the
Substitute the Notes would continue to be listed on such stock exchange;
(v)

legal opinions addressed to the

Noteholders shall have been delivered

to them (care of
the Agent) from a lawyer or firm of lawyers with a leading securities practice in (i) the
Kingdom of Norway and, if applicable, any Substitute Jurisdiction

(as defined in the
final paragraph of this Condition 14 ( Substitution )) and (ii) England, in each case as to the fulfilment of the preceding conditions of this Condition

14 (
Substitution ) and the
other matters specified in the Deed Poll; and
(vi)

the Issuer shall have given at least 14 days' prior notice of such substitution to the
Noteholders, stating that copies, or, pending execution, the agreed text, of all documents in relation to the substitution which are referred to above, or which might
otherwise reasonably be regarded as material to Noteholders,

will be available for
inspection at the specified office of each of the Paying Agents. References in
Condition 8 ( Events of Default ) to obligations under the Notes shall be deemed to include obligations under the Deed Poll, and the events listed in Condition

8 (
Events of
Default
) shall be deemed to include the New

Guarantee not being (or being claimed by
the New Guarantor not to be) in full force and effect and the provisions of

Condition
8(c) to 8(e) ( Events of Default ) inclusive (other than the words "other than in respect of the termination of the Guarantee pursuant to Condition 2(c) ( Termination of
Guarantee
)" in Condition 8(e)) shall be deemed to apply in addition

to the New
Guarantor.
In connection with any proposed substitution pursuant to

this Condition 14 (
Substitution ), the
Issuer

(or

previously

substituted

company,

as

the

case

may

be)

or

Substitute

shall

not

be
required to have regard to, or be in any way liable for,

the consequences of such substitution
for

individual

Noteholders

or

the

Couponholders resulting

from

their

being

for

any

purpose
domiciled

or

resident

in,

or

otherwise

connected

with,

or

subject

to

the

jurisdiction

of,

any
particular

territory.

No

Noteholder

or

Couponholder

shall,

in

connection

with

any

such
substitution, be

entitled to

claim from

the Issuer

(or

previously substituted

company,

as the
case

may

be)

or

Substitute

any

indemnification

or

payment

in

respect

of

any

tax
consequence of

any such

substitution upon

such individual

Noteholders or

Couponholders,
except

to

the

extent

already

provided

in

Condition

6

(
Taxation
)

as

modified

in

accordance
with the following paragraph.
Where

a

substitution

takes

place

pursuant

to

this

Condition

14

(
Substitution
)

and

the
Substitute

is

subject,

by

reason

of

its

incorporation

or

residence

for

tax

purposes,

to

a
jurisdiction or any political subdivision or any authority thereof or therein having power to tax

0010155-0003437 UKO2:

2005996996.8

(the Substitute Jurisdiction
)

other

than

the

Kingdom of

Norway (or,

as the

case may

be,
the

jurisdiction

of

incorporation

or

residence

for

tax

purposes

of

the

preceding

substituted
company) or

any political subdivision

or any

authority thereof

or therein having

power to

tax
(the
Previous

Jurisdiction
),

references

to

the

Previous

Jurisdiction

in

Condition

5(b)
(
Redemption for Tax

Reasons
) and Condition

6 (
Taxation
) shall, in

respect of any

payments
to

be

made

by

the

Substitute

(but

not

in

respect

of

payments

to

be

made

by

(A)

the

New
Guarantor under

the

New Guarantee

or (B)

(in

the

case

of

Notes having

the

benefit of

the
Guarantee)

the

Guarantor),

be

deemed

to

be

replaced

by

references

to

the

Substitute
Jurisdiction,

and

Conditions

5(b)

(
Redemption

for

Tax

Reasons
)

and

6

(
Taxation
)

shall

be
deemed to be modified accordingly when the substitution takes place.
15.

Further Issues
The

Issuer

shall

be

at

liberty

from

time

to

time

without

the

consent

of

the

Noteholders

or
Couponholders to

create and

issue further

notes having

terms

and conditions

the

same as
the

Notes or

the same

in all

respects

save for

the amount

and date

of the

first payment

of
interest thereon and so that the same shall be consolidated and form a single Series with the outstanding Notes.
16.

Contracts (Rights

of Third Parties)

Act 1999
A person

who is

not a

Noteholder has no

right under the

Contracts (Rights of

Third Parties)
Act

1999

(the

Act)

to

enforce

any

term

of

the

Notes,

but

this

does

not

affect

any

right

or
remedy of a third party which exists or is available apart from the Act.
17.

Governing Law and Submission

to Jurisdiction
(a)

The Agency Agreement, the Guarantee, the Notes and the Coupons

and any non-
contractual obligations arising out of or in connection with the Agency Agreement, the
Guarantee, the Notes and the Coupons are governed by, and shall be construed in accordance with, English law.
(b)

Subject to paragraph (c) below, the courts of England are to have jurisdiction to settle any disputes (including a dispute relating to any non-contractual obligations) which
may arise out of or in connection with the Guarantee, the Notes or the Coupons and
accordingly any legal action or proceedings arising out of or in connection with the
Guarantee, the Notes or the Coupons ( Proceedings ) may be brought in such courts.
Each of the Issuer and the Guarantor irrevocably submits to

the jurisdiction of such
courts and waives any objection to Proceedings in any such courts whether on the
ground of venue or on the ground that the Proceedings have been brought in an
inconvenient forum.
(c)

This paragraph (c) is for the benefit of each of the Noteholders and Couponholders only. To

the extent permitted by applicable law, each of the Noteholders and
Couponholders may take Proceedings against the Issuer and/or the Guarantor in any
other court of competent jurisdiction and concurrent Proceedings in any number of
jurisdictions.
(d)

Each of the Issuer and the Guarantor irrevocably appoints Equinor

UK Limited at its
registered office in England for the time being at One Kingdom Street, Paddington
Central, London W2 6BD to receive service of process in any Proceedings in England
based on any of the Notes or Coupons. If for any reason the Issuer or Guarantor does
not have such an agent in England, it will promptly appoint a substitute process agent

0010155-0003437 UKO2:

2005996996.8

and notify the Noteholders of such appointment. Nothing herein shall affect the right to
serve process in any other manner permitted by law.

0010155-0003437 UKO2:

2005996996.8

AGENT
The Bank of New

York Mellon, London
Branch 160 Queen Victoria Street
London EC4V

4LA
United Kingdom
PAYING

AGENT
The Bank of New York Mellon SA/NV, Luxembourg Branch
Vertigo Building - Polaris
2-4 rue,

Eugène
Ruppert L-2453
Luxembourg
and/or such other or further Agent and other or further Paying

Agents and/or specified offices as
may from time to time be duly appointed by the Issuer and notice of which has been given to the
Noteholders.

0010155-0003437 UKO2:

2005996996.8

SCHEDULE 2
FORMS OF GLOBAL AND

DEFINITIVE NOTES, COUPONS

AND TALONS
PART 1
FORM OF TEMPORARY GLOBAL NOTE
EQUINOR ASA
TEMPORARY GLOBAL NOTE
Unconditionally and (subject to

Condition 2(c)) irrevocably
guaranteed by EQUINOR ENERGY AS
This

Global Note

is

a Temporary

Global Note

in

respect of

a

duly authorised

issue of

Notes (the
Notes ) of Equinor ASA (the Issuer ) described, and having the provisions specified, in Part A of the attached Final Terms

(the
Final Terms
).

References in this Global Note to the

Conditions shall be
to

the

Terms

and

Conditions of

the

Notes other

than

VPS

Notes

as set

out

in

Schedule 1

to

the
Agency Agreement (as defined

below) as completed by

the information set out

in the Final Terms,
but in

the event

of any

conflict between the

provisions of (a)

that Schedule or

(b) this

Global Note
and the information set out in the Final Terms, the Final Terms will prevail.
Words and

expressions defined or

set out in

the Conditions and/or

the Final Terms

shall have the
same meaning when used in this Global Note.
This

Global

Note

is

issued

subject

to,

and

with

the

benefit

of,

the

Conditions

and

an

Agency
Agreement (the Agency Agreement
,

which expression

shall be

construed as

a reference

to

that
agreement as

the same

may

be

amended, supplemented,

novated or

restated from

time to

time)
dated

11

May

2023

and

made

between

the

Issuer,

Equinor

Energy

AS

as

guarantor

(the
Guarantor
),

The

Bank

of

New

York

Mellon,

London

Branch

(the
Agent
)

and

the

other

agents
named in it.
For value received the Issuer, subject to

and in accordance with the Conditions, promises to pay to
the bearer

of this

Global Note

on the

Maturity Date

and/or on

such earlier

date(s) as

all or

any of
the Notes represented by this

Global Note may become due and

repayable in accordance with the
Conditions, the

amount payable

under the

Conditions in

respect of

the

Notes represented

by this
Global

Note

on

each

such

date

and

to

pay

interest

(if

any)

on

the

nominal

amount

of

the

Notes
from

time

to

time

represented

by

this

Global

Note

calculated

and

payable

as

provided

in

the
Conditions

together

with

any

other

sums

payable

under

the

Conditions, upon

(if

the

Final

Terms
indicates

that

this

Global

Note

is

not

intended

to

be

a

New

Global

Note)

presentation

and,

at
maturity,

surrender

of

this Global

Note to

or

to

the

order

of

the

Agent

or

any

of

the

other

paying
agents located

outside the

United States

(except as

provided in

the Conditions)

from time

to time
appointed by the Issuer

and the Guarantor

in respect of the

Notes, but in each

case subject to

the
requirements as to certification provided below.
If the Final Terms

indicates that this Global Note is intended to

be

a New Global Note, the nominal
amount of Notes represented by this Global Note shall be the aggregate nominal amount from time to

time

entered

in

the

records

of

both

Euroclear

Bank

SA/NV

and

Clearstream

Banking

S.A.
(together,

the
relevant Clearing

Systems
).

The records

of the

relevant Clearing

Systems (which
expression in this

Global Note means

the records that

each relevant Clearing

System holds for

its
customers which

reflect the

amount of

such customer's

interest in

the

Notes)

shall be

conclusive
evidence of the nominal amount of Notes represented by this Global Note and, for these purposes,
a

statement

issued

by

a

relevant

Clearing

System

stating

the

nominal

amount

of

Notes

0010155-0003437 UKO2:

2005996996.8

represented

by

this

Global

Note

at

any

time

(which

statement

shall

be

made

0010155-0003437 UKO2:

2005996996.8

available to

the

bearer

upon request)

shall be

conclusive evidence

of

the records

of the

relevant
Clearing System at that time.
If

the

Final

Terms

indicates

that

this

Global

Note

is

not

intended

to

be

a

New

Global

Note,

the
nominal

amount

of

the

Notes

represented

by

this

Global

Note

shall

be

the

amount

stated

in

the
Final Terms

or, if

lower, the

nominal amount most recently

entered by or on

behalf of the Issuer

in
the relevant column in Part 2 or 3 of Schedule One or in Schedule

Two.
On any

redemption or payment

of interest being

made in respect

of, or purchase

and cancellation
of, any of the Notes represented by this Global Note the Issuer shall procure that:
(a)

if the Final Terms

indicates that this Global Note is intended to be a New

Global Note,
details of

such redemption, payment or purchase and cancellation

(as the case may be)
shall be entered
pro

rata
in the records of the relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the
relevant Clearing Systems and represented by this Global Note shall be reduced by the
aggregate nominal amount of the Notes so redeemed or purchased and cancelled; or
(b)

if the Final Terms

indicates that this Global Note is not intended to be a New

Global Note,
details of such redemption, payment or purchase and cancellation

(as the case may be)
shall be entered by or

on behalf of the Issuer in Schedule One and the relevant

space in
Schedule One recording any such redemption, payment or purchase and cancellation (as
the case may be) shall be signed by or on behalf of the Issuer.

Upon any such redemption,
purchase and cancellation, the nominal amount of the Notes represented by this Global
Note shall be reduced by the nominal amount of the Notes so redeemed or purchased and
cancelled.
Payments

due

in

respect

of

Notes

for

the

time

being

represented

by

this

Global

Note

shall

be
made

to

the

bearer

of

this

Global

Note

and

each

payment

so

made

will

discharge

the

Issuer's
obligations

in

respect

thereof.

Any

failure

to

make

the

entries

referred

to

above

shall

not

affect
such discharge.
Prior to

the Exchange

Date (as

defined below),

all payments

(if any)

on this

Global Note

will only
be

made

to

the

bearer

hereof

to

the

extent

that

there

is

presented

to

the

Agent

by

a

relevant
Clearing System a certificate to the effect that it has received from or in respect of a person entitled to

a

particular

nominal

amount

of

the

Notes

(as

shown

by

its

records)

a

certificate

of

non-US
beneficial ownership in the form required by it.

The bearer of this Global Note will not be entitled to
receive any

payment of

interest due

on or

after the

Exchange Date

unless upon

due certification
exchange of this Global Note is improperly

withheld or refused.
On or

after the

date (the
Exchange Date
) which

is 40

days after

the Issue

Date this

Global Note
may be exchanged in whole or in part (free of charge) for, as specified in the Final Terms, either:
(a)

security printed Definitive Notes and (if applicable) Coupons and Talons in the form set out in Part

3, Part 4 and Part 5 respectively of Schedule 2 to the Agency

Agreement (on the
basis that all the appropriate details have been included on the face of such Definitive
Notes and (if applicable) Coupons and Talons and the Final Terms

(or the relevant
provisions of the Final Terms) have been endorsed on or attached to such Definitive
Notes); or
(b)

either, (i) if the Final Terms

indicates that this Global Note is intended to be a New

Global
Note, interests recorded in the records of the relevant

Clearing Systems in a Permanent
Global Note or, (ii) if the Final Terms

indicates that this Global Note is not intended to be a
New Global Note, a Permanent Global Note, which, in either case,

is in or substantially in
the form set out in Part 2 of Schedule 2 to the Agency Agreement (together with the Final
Terms

attached to it),

0010155-0003437 UKO2:

2005996996.8

in each

case upon

notice being

given by

a relevant

Clearing System

acting on

the

instructions of
any holder of an interest in this Global Note.
If

Definitive

Notes

and

(if

applicable)

Coupons

and/or

Talons

have

already

been

issued

in
exchange for all the

Notes represented for the time

being by the Permanent Global

Note, then this
Global

Note

may

only

thereafter

be

exchanged

for

Definitive

Notes

and

(if

applicable)

Coupons
and/or Talons

in accordance with the terms of this Global Note.
This

Global

Note

may

be

exchanged by

the

bearer

hereof

on

any

day

(other

than

a

Saturday or
Sunday) on

which banks

are open

for general

business in

London.

The Issuer

shall procure

that,
as appropriate, (i)

the Definitive Notes

or (as the

case may be)

the Permanent Global

Note issued
and delivered,

or (ii)

the interests

in the

Permanent Global

Note (where

the Final

Terms

indicates
that this

Global Note

is intended to

be a

New Global Note)

shall be

recorded in

the records

of the
relevant

Clearing

System,

in

each

case

in

exchange

for

only

that

portion

of

this

Global

Note

in
respect

of

which

there

shall

have

been

presented to

the

Agent

by

a

relevant

Clearing

System

a
certificate

to

the

effect

that

it

has

received

from

or

in

respect

of

a

person

entitled

to

a

beneficial
interest in

a particular

nominal amount

of the

Notes (as

shown by

its records)

a certificate

of non-
US

beneficial

ownership

from

such

person

in

the

form

required

by

it.

The

aggregate

nominal
amount

of

Definitive Notes

or

interests in

a Permanent

Global

Note

issued upon

an exchange

of
this Global Note will, subject to the terms

hereof, be equal to the aggregate nominal amount of

this
Global Note submitted by the bearer for exchange.
On an exchange of the whole of this Global Note, this Global Note shall be surrendered to or to the order of the Agent.

On an exchange of part only of this Global Note, the Issuer

shall procure that:
(a)

if the Final Terms

indicates that this Global Note is intended to be a New

Global Note,
details of such exchange shall be entered pro rata in the records of the relevant Clearing
Systems; or
(b)

if the Final Terms

indicates that this Global Note is not intended to be a New

Global Note,
details of such exchange shall be entered by or on behalf of the

Issuer in Schedule Two
and the relevant space in Schedule Two recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount so exchanged.
On any exchange of this Global Note for a

Permanent Global Note, details of such
exchange shall also be entered by or on behalf of the Issuer in Schedule Two to the
Permanent Global Note and the relevant space in Schedule

Two to the Permanent Global
Note recording such exchange shall be signed by or on behalf of the

Issuer.
Until

the

exchange

of

the

whole

of

this

Global

Note,

the

bearer

of

this

Global

Note

shall

in

all
respects (except

as otherwise

provided in

this Global

Note) be

entitled to

the same

benefits as

if
they

were

the

bearer

of

Definitive

Notes

and

the

relative

Coupons

and/or

Talons

(if

any)
represented

by

this

Global

Note.

Accordingly,

except

as

ordered

by

a

court

of

competent
jurisdiction

or

as

required

by

law

or

applicable regulation,

the

Issuer

and

any

Paying

Agent

may
deem

and

treat

the

holder

of

this

Global

Note

as

the

absolute

owner

of

this

Global

Note

for

all
purposes.
In the event

that this Global

Note (or any

part of it)

has become due

and repayable in

accordance
with the

Conditions or

that the

Maturity Date

(if any)

has occurred

and, in

either case,

payment in
full of

the amount

due has

not been

made to

the bearer

in accordance

with the

provisions set

out
above,

then

from

8.00

p.m.

(London

time)

on

such

day

each

Noteholder

will

become

entitled

to
proceed directly against the Issuer on, and subject to, the terms of the Deed of Covenant executed by

the

Issuer

on

13

May

2020

(as

amended,

supplemented,

novated

and/or

restated

as

at

the
Issue

Date)

in

respect

of

the

Notes

and

the

bearer

will

have

no

further

rights

under

this

Global
Note (but without

prejudice to the rights

which the bearer or

any other person may

have under the
Deed of Covenant).

0010155-0003437 UKO2:

2005996996.8

No

rights

are

conferred on

any

person

under the

Contracts (Rights

of

Third

Parties)

Act

1999 to
enforce

any

term

of

this

Global

Note,

but

this

does

not

affect

any

right

or

remedy

of

any

person
which exists or is available apart from that Act.
If

any

provision

in

or

obligation

under

this

Global

Note

is

or

becomes

invalid,

illegal

or
unenforceable in

any respect

under the

law of

any jurisdiction,

that will

not affect

or impair

(i) the
validity,

legality

or

enforceability

under

the

law

of

that

jurisdiction

of

any

other

provision

in

or
obligation under this Global Note, and

(ii) the validity,

legality or enforceability under the law of

any
other jurisdiction of that or any

other provision in or obligation under this Global Note.
This

Global

Note

and

any

non-contractual

obligations

arising

out

of

or

in

connection

with

it

are
governed by, and shall be construed in accordance with, English law.
This

Global

Note

shall

not

be

valid

unless

authenticated

by

the

Agent

and,

if

the

Final

Terms
indicates that this Global Note is intended to be a NGN (i) which is intended to be held in a manner
which

would

allow

Eurosystem

eligibility

or

(ii)

in

respect

of

which

effectuation

is

applicable,
effectuated by the entity

appointed as common safe-keeper by the relevant Clearing Systems.
IN WITNESS
whereof the Issuer has caused

this Global Note to be duly

executed on its behalf.
EQUINOR ASA
By:
Authenticated without
recourse, warranty or liability
by
THE

BANK

OF

NEW

YORK
MELLON, LONDON BRANCH
By:
Effectuated without

recourse,
warranty or liability by
...................................................
as common safekeeper
By:

0010155-0003437 UKO2:

2005996996.8

SCHEDULE ONE TO

THE TEMPORARY GLOBAL NOTE
1
PART 1
INTEREST PAYMENTS
Date
made
Total

amount of interest
payable

Amount of interest
paid
Confirmation of

payment
on behalf of the Issuer

1

Schedule One should

only be completed where

the Final Terms indicates that this Global

Note is not intended

to be a New
Global Note.

*
See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine
this amount.
0010155-0003437 UKO2:

2005996996.8
99
PART 2
REDEMPTIONS
Date
made
Total

amount
of principal
payable
Amount of
principal paid
Remaining nominal
amount of

this
Global Note
following such
redemption
*
Confirmation of
redemption on
behalf of the Issuer

*
See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine
this amount.
0010155-0003437 UKO2:

2005996996.8
100
PART 3
PURCHASES AND CANCELLATIONS
Date
made
Part of nominal
amount of this Global
Note purchased and
cancelled
Remaining nominal
amount of this

Global Note
following such purchase
and cancellation
*
Confirmation

of
purchase

and
cancellation

on

behalf
of the Issuer

0010155-0003437 UKO2:

2005996996.8

SCHEDULE TWO TO THE

TEMPORARY GLOBAL NOTE
2
EXCHANGES
FOR DEFINITIVE NOTES

OR PERMANENT GLOBAL

NOTE
The following exchanges of a part of this Global Note

for Definitive Notes or a Permanent Global
Note have been made:
Date
made
Nominal amount of this
Global Note

exchanged
for Definitive Notes or a
Permanent Global Note
Remaining nominal
amount of

this Global
Note following such
exchange
*
Notation made

on
behalf of the Issuer

2

Schedule Two should only be

completed where the Final

Terms indicates that this Global Note is

not intended to

be a New
Global Note.
*

See the most recent

entry in Part 2

or 3 of Schedule One

or in Schedule Two in order

to determine this amount.

0010155-0003437 UKO2:

2005996996.8

PART 2
FORM OF PERMANENT

GLOBAL NOTE
ANY

UNITED

STATES

PERSON

WHO

HOLDS

THIS

OBLIGATION

WILL

BE

SUBJECT

TO
LIMITATIONS

UNDER

THE

UNITED

STATES

INCOME

TAX

LAWS

INCLUDING

THE
LIMITATIONS

PROVIDED

IN

SECTIONS

165(J)

AND

1287(A)

OF

THE

INTERNAL

REVENUE
CODE.
EQUINOR ASA
PERMANENT GLOBAL

NOTE
Unconditionally and (subject to

Condition 2(c)) irrevocably
guaranteed by EQUINOR ENERGY AS
This Global

Note is

a Permanent

Global Note

in respect

of

a duly

authorised issue

of

Notes (the
Notes ) of Equinor ASA (the Issuer ) described, and having the provisions specified, in Part A of the attached Final Terms

(the
Final Terms
).

References in this Global Note to

the Conditions shall be
to

the

Terms

and

Conditions of

the

Notes other

than

VPS

Notes

as set

out

in

Schedule 1

to

the
Agency Agreement (as defined

below) as completed by

the information set out

in the Final Terms,
but in

the event

of any

conflict between the

provisions of (a)

that Schedule or

(b) this

Global Note
and the information set out in the Final Terms, the Final Terms will prevail.
Words and

expressions defined or

set out in

the Conditions and/or

the Final Terms

shall have the
same meaning when used in this Global Note.
This

Global

Note

is

issued

subject

to,

and

with

the

benefit

of,

the

Conditions

and

an

Agency
Agreement (the Agency Agreement
,

which expression

shall be

construed as

a reference

to

that
agreement as

the same

may

be

amended, supplemented,

novated or

restated from

time to

time)
dated 11

May 2023 and made between

the Issuer,

Equinor Energy AS (the
Guarantor ), The Bank
of New York Mellon, London Branch (the Agent ) and the other agents named in it.
For value received the Issuer, subject to and

in accordance with the Conditions, promises to pay to
the bearer

of this

Global Note

on the

Maturity Date

and/or on

such earlier

date(s) as

all or

any of
the Notes represented by this

Global Note may become due and

repayable in accordance with the
Conditions, the

amount payable

under the

Conditions in

respect of

the Notes

represented by

this
Global

Note

on

each

such

date

and

to

pay

interest

(if

any)

on

the

nominal amount

of

the

Notes
from

time

to

time

represented

by

this

Global

Note

calculated

and

payable

as

provided

in

the
Conditions

together

with

any

other

sums

payable

under

the

Conditions, upon

(if

the

Final Terms
indicates

that

this

Global

Note

is

not

intended

to

be

a

New

Global

Note)

presentation

and,

at
maturity,

surrender

of

this Global

Note

to

or

to

the

order

of

the

Agent

or

any

of

the

other

paying
agents located

outside the

United States

(except as

provided in

the Conditions)

from time

to time
appointed by the Issuer and the Guarantor in respect of the Notes.
If the Final Terms

indicates that this Global Note is intended to

be a New Global Note, the

nominal
amount of Notes

represented by this Global

Note shall be

the aggregate amount from

time to time
entered in the records

of both Euroclear Bank SA/NV and

Clearstream Banking S.A. (together,

the
relevant Clearing

Systems
).

The records

of the

relevant Clearing

Systems (which

expression in
this

Global

Note

means

the

records

that

each

relevant

Clearing

System

holds

for

its

customers
which reflect

the amount of

such customer's interest

in the

Notes) shall be

conclusive evidence of
the nominal amount of Notes represented by this Global Note and, for these purposes, a statement issued by

a relevant

Clearing System

stating the

nominal

amount

of

Notes

represented

by

this
Global

Note

at

any

time

(which

statement

shall

be

made

0010155-0003437 UKO2:

2005996996.8

available to

the

bearer

upon request)

shall be

conclusive evidence

of

the records

of the

relevant
Clearing System at that time.
If

the

Final

Terms

indicates

that

this

Global

Note

is

not

intended

to

be

a

New

Global

Note,

the
nominal

amount

of

the

Notes

represented

by

this

Global

Note

shall

be

the

aggregate

nominal
amount stated

in the

Final Terms

or,

if lower,

the nominal

amount most

recently entered

by or

on
behalf of the Issuer in the relevant column in Part 2 or 3 of Schedule

One or in Schedule Two.
On any

redemption or payment

of interest being

made in respect

of, or purchase

and cancellation
of, any of the Notes represented by this Global Note the Issuer shall procure that:
(i)

if the Final Terms

indicates that this Global Note is intended to be a New Global

Note,
details of

such redemption, payment or purchase and cancellation

(as the case may be)
shall be entered
pro

rata
in the records of the relevant Clearing Systems and, upon any such entry being made, the nominal amount of the Notes recorded in the records of the
relevant Clearing Systems and represented by this Global Note shall be reduced by the
aggregate nominal amount of the Notes so redeemed or purchased and cancelled; or
(ii)

if the Final Terms

indicates that this Global Note is not intended to be a New

Global Note,
details of such redemption, payment or purchase and cancellation

(as the case may be)
shall be entered by or

on behalf of the Issuer in Schedule One and the relevant

space in
Schedule One recording any such redemption, payment or purchase and cancellation (as
the case may be) shall be signed by or on behalf of the

Issuer.

Upon any such redemption
or purchase and cancellation,

the nominal amount of the Notes represented

by this Global
Note shall be reduced by the nominal amount of the Notes so redeemed or purchased and
cancelled.
Payments

due

in

respect

of

Notes

for

the

time

being

represented

by

this

Global

Note

shall

be
made

to

the

bearer

of

this

Global

Note

and

each

payment

so

made

will

discharge

the

Issuer's
obligations

in

respect

thereof.

Any

failure

to

make

the

entries

referred

to

above

shall

not

affect
such discharge.
Where the Notes

have initially been represented

by one or

more Temporary

Global Notes, on

any
exchange of any such Temporary

Global Note for this Global Note or any part of it,

the Issuer shall
procure that:
(i)

if the Final Terms

indicates that this Global Note is intended to be a New

Global Note,
details of such exchange shall be entered in the records of the relevant

Clearing Systems;
or
(ii)

if the Final Terms indicates that this Global Note is not intended to be a New Global Note, details of such exchange shall be entered by or on behalf of the

Issuer in Schedule Two
and the relevant space in Schedule Two recording any such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of the Notes represented by this
Global Note shall be increased by the nominal amount any such Temporary Global Note so exchanged.
In

certain

circumstances

further

notes

may

be

issued

which

are

intended

on

issue

to

be
consolidated

and

form

a

single

Series

with

the

Notes.

In

such

circumstances

the

Issuer

shall
procure that:
(i)

if the Final Terms

indicates that this Global Note is intended to be a New

Global Note,
details of

such further notes shall be entered in the records of the relevant

Clearing
Systems such that the nominal amount of Notes represented by this Global Note shall be
increased by the amount of such further notes so issued; or

0010155-0003437 UKO2:

2005996996.8

(ii)

if the Final Terms

indicates that this Global Note is not intended to be a New

Global Note,
details of such further notes shall be entered by or on behalf of the Issuer in Schedule Two
and the relevant space in

Schedule Two

recording such

further

notes

shall be

signed

by
or

on behalf

of

the

Issuer,

0010155-0003437 UKO2:

2005996996.8

whereupon the nominal amount of the Notes represented by this

Global Note shall be
increased by

the nominal amount of any such further notes so issued.
This

Global

Note may

be exchanged

in whole

but

not

in

part (free

of

charge) for

security printed
Definitive Notes and (if applicable) Coupons and/or Talons

in the form set out in Part 3, Part 4

and
Part

5 respectively

of Schedule

2 to

the Agency

Agreement (on

the

basis that

all the

appropriate
details

have

been

included on

the

face

of

such Definitive

Notes

and (if

applicable)

Coupons and
Talons

and the Final Terms

(or the

relevant provisions of the Final Terms)

have been endorsed on
or attached to such Definitive Notes) either,

as specified in the Final Terms:
(a)

upon not less than 60 days' written notice being given to the Agent by Euroclear and/or
Clearstream,
Luxembourg acting on

the instructions of any

holder of an interest

in this Global Note; or
(b)

only upon the occurrence

of an Exchange Event.
An Exchange Event means:
(i)

an Event of Default (as defined

in Condition 8) has occurred

and is continuing; or
(ii)

the Issuer has been notified

that both the relevant Clearing

Systems have been closed for
business for a continuous period of 14 days (other than by

reason of holiday, statutory or
otherwise) or have announced an intention permanently to cease business or have in fact
done so and no successor clearing system is available.
If this Global Note is

only exchangeable following

the occurrence of an Exchange

Event:
(A)

the Issuer will promptly give notice to Noteholders in accordance with

Condition 12 upon
the occurrence of an Exchange Event; and
(B)

in the event of the occurrence of any Exchange Event, one or more of the relevant Clearing
Systems acting on the instructions of any holder of an interest in this Global Note may give
notice to the Agent requesting exchange.

Any such exchange shall occur no later than 45
days after the date of receipt of the first relevant notice by the Agent.
Any such

exchange will

be made

on any

day (other

than

a Saturday

or Sunday)

on which

banks
are open for general business in London by the bearer of this Global Note.

On an exchange of this
Global Note, this

Global Note shall be

surrendered to or

to the order

of the Agent.

The aggregate
nominal amount

of Definitive

Notes issued

upon an

exchange of

this Global

Note will

be equal

to
the aggregate nominal amount of this Global Note

at the time of such exchange.
Until the

exchange of

this Global

Note, the

bearer of

this Global

Note shall

in all

respects (except
as

otherwise

provided

in

this

Global

Note)

be

entitled

to

the

same

benefits

as

if

they

were

the
bearer

of

Definitive

Notes

and

the

relative

Coupons

and/or

Talons

(if

any)

represented

by

this
Global Note. Accordingly,

except as ordered

by a court

of competent jurisdiction

or as

required by
law

or

applicable regulation,

the

Issuer

and

any Paying

Agent may

deem and

treat

the

holder

of
this Global Note as the

absolute owner of this Global Note for all purposes.
In

the

event

that

(a)

this

Global

Note

(or

any

part

of

it)

has

become

due

and

repayable

in
accordance with the Conditions or that the Maturity Date has occurred and, in either case, payment
in full of the amount due has not been made to the bearer in accordance with the provisions set out above, or

(b) following an

Exchange Event,

this

Global

Note

is

not

duly

exchanged

for

definitive
Notes

by the

day provided

above,

then

from
8.00

p.m.

(London

time)

on

such

day

each

Noteholder

will

become

entitled

to

proceed

directly
against the Issuer on, and subject to, the terms of the Deed of Covenant executed by the Issuer on
13

May

2020

(as

amended,

supplemented,

novated

and/or

restated

as

at

the

Issue

Date)

in

0010155-0003437 UKO2:

2005996996.8

respect of the Notes

and the bearer

0010155-0003437 UKO2:

2005996996.8

will

have

no

further

rights

under

this

Global

Note

(but

without

prejudice

to

the

rights

which

the
bearer or any other person may have under the Deed of Covenant).
No

rights

are

conferred on

any

person

under the

Contracts (Rights

of

Third

Parties)

Act

1999 to
enforce

any

term

of

this

Global

Note,

but

this

does

not

affect

any

right

or

remedy

of

any

person
which exists or is available apart from that Act.
If

any

provision

in

or

obligation

under

this

Global

Note

is

or

becomes

invalid,

illegal

or
unenforceable in

any respect

under the

law of

any jurisdiction,

that will

not affect

or impair

(i) the
validity,

legality

or

enforceability

under

the

law

of

that

jurisdiction

of

any

other

provision

in

or
obligation under this Global Note, and

(ii) the validity,

legality or enforceability under the law of

any
other jurisdiction of that or any

other provision in or obligation under this Global Note.
This

Global

Note

and

any

non-contractual

obligations

arising

out

of

or

in

connection

with

it

are
governed by, and shall be construed in accordance with, English law.
This

Global

Note

shall

not

be

valid

unless

authenticated

by

the

Agent

and,

if

the

Final

Terms
indicates that this Global Note is intended to be a NGN (i) which is intended to be held in a manner
which

would

allow

Eurosystem

eligibility

or

(ii)

in

respect

of

which

effectuation

is

applicable,
effectuated by the entity

appointed as common safekeeper by the relevant Clearing Systems.
IN WITNESS
whereof the Issuer has caused

this Global Note to be duly

executed on its behalf.
EQUINOR ASA
By:
Authenticated without
recourse, warranty or liability
by
THE

BANK

OF

NEW

YORK
MELLON, LONDON BRANCH
By:
Effectuated without

recourse,
warranty or liability by
...................................................
as common safekeeper
By:

0010155-0003437 UKO2:

2005996996.8

SCHEDULE ONE TO THE

PERMANENT GLOBAL

NOTE
3
PART 1
INTEREST PAYMENTS
Date
made
Total

amount of interest
payable

Amount of interest
paid
Confirmation of

payment
on behalf of the Issuer

3

Schedule One should

only be completed where

the Final Terms indicates that this Global

Note is not intended

to be a New
Global Note.

*
See the most recent

entry in Part 2

or 3 of Schedule One

or in Schedule Two in order

to determine
this amount.
0010155-0003437 UKO2:

2005996996.8
109
PART 2
REDEMPTIONS
Date
made
Total

amount
of principal
payable
Amount of
principal paid
Remaining nominal
amount of

this
Global Note
following such
redemption
*
Confirmation of
redemption on
behalf of

the
Issuer

*
See the most recent

entry in Part 2

or 3 of Schedule One

or in Schedule Two in order

to determine
this amount.
0010155-0003437 UKO2:

2005996996.8
110
PART 3
PURCHASES AND CANCELLATIONS
Date
made
Part of nominal amount
of this Global

Note
purchased and
cancelled
Remaining nominal
amount of this

Global Note
following such purchase
and cancellation
*
Confirmation

of
purchase

and
cancellation

on

behalf
of the Issuer

0010155-0003437 UKO2:

2005996996.8

SCHEDULE TWO TO THE PERMANENT GLOBAL NOTE
4
SCHEDULE OF EXCHANGES

AND ISSUES OF FURTHER
NOTES
The following exchanges

or further notes affecting the nominal

amount of this Global Note

have been
made:
Date
made
Nominal amount of
Temporary Global
Note exchanged for
this Global Note or
nominal amount of
further notes issued
Remaining nominal
amount of this Global
Note following such
exchange or further
notes issued
*
Notation made

on
behalf of the Issuer

0010155-0003437 UKO2:

2005996996.8

4

Schedule Two should only be

completed where the Final

Terms indicates that this Global Note is

not intended to

be a New
Global Note.
*

See the most recent entry

in Part 2 or 3 of

Schedule One or in

Schedule Two in order to determine

this amount.

0010155-0003437 UKO2:

2005996996.8

PART 3
FORM OF DEFINITIVE

NOTE
( Face of Note )
[ANY

UNITED

STATES

PERSON

WHO

HOLDS

THIS

OBLIGATION

WILL

BE

SUBJECT

TO
LIMITATIONS

UNDER

THE

UNITED

STATES

INCOME

TAX

LAWS

INCLUDING

THE
LIMITATIONS

PROVIDED

IN

SECTIONS

165(j)

AND

1287(a)

OF

THE

INTERNAL

REVENUE
CODE.]
(1)
EQUINOR ASA
unconditionally and (subject

to Condition 2(c)) irrevocably
guaranteed by EQUINOR ENERGY AS
[ Specified Currency and Nominal Amount of Tranche ]
EURO MEDIUM TERM

NOTES DUE [
Year of Maturity ]
This

Note

is

one

of

a

duly

authorised

issue

of

Euro

Medium

Term

Notes

denominated

in

the
Specified

Currency

maturing

on

the

Maturity

Date

(the
Notes
)

of

Equinor

ASA

(the
Issuer ).
References herein to

the Conditions shall

be to the

Terms

and Conditions of

the Notes

other than
VPS Notes

[endorsed hereon/set

out in

Schedule 1

to the

Agency Agreement

(as defined

below)
which shall be

incorporated by reference

herein and have

effect as

if set out

herein] as completed
by

the

Final

Terms

(the
Final

Terms
)

(or

the

relevant

provisions

of

the

Final

Terms)

endorsed
hereon,

but

in

the

event

of

any

conflict

between

the

provisions

of

the

Conditions

and

the
information in the Final Terms, the Final Terms

will prevail.
This

Note

is

issued

subject

to,

and

with

the

benefit

of,

the

Conditions

and

an

amended

and
restated

Agency

Agreement (the
Agency Agreement
,

which expression

shall be

construed

as a
reference to that agreement as the same may be amended,

supplemented or restated from time to
time)

dated

11

May

2023

and

made

between

[(
inter

alios
)]

the

Issuer,

Equinor

Energy

AS

as
guarantor, The Bank of New York

Mellon, London Branch (the
Agent ) and the other parties named
therein.
For value

received, the

Issuer,

subject to

and in

accordance with

the Conditions,

promises to

pay
to the

bearer hereof on the

Maturity Date and/or on

such earlier date(s) as

this Note may

become
due and repayable in accordance with

the Conditions, the amount payable under

the Conditions in
respect

of

this

Note

on

each

such

date

and

to

pay

interest

(if

any)

on

this

Note

calculated

and
payable as provided in the Conditions together with any other sums payable under the Conditions.
If

any

provision in

or

obligation under

this

Note

is

or

becomes

invalid, illegal

or

unenforceable in
any

respect under the law of

any jurisdiction, that will not

affect or impair (i)

the validity,

legality or
enforceability

under

the

law

of

that

jurisdiction

of

any

other

provision

in

or

obligation

under

this
Note, and
(ii) the

validity,

legality or

enforceability under

the law

of any

other jurisdiction

of that

or any

other
provision in or obligation under this Note.
This Note shall not be

validly issued unless authenticated

by the Agent.
IN WITNESS
whereof the Issuer has caused

this Note to be duly

executed on its behalf.
EQUINOR ASA

0010155-0003437 UKO2:

2005996996.8

(1)

This legend can be

deleted if TEFRA C

or TEFRA not applicable

is specified in the

applicable Final Terms.

0010155-0003437 UKO2:

2005996996.8

By:

............................................
Authorised Signatory
Authenticated without

recourse,
warranty or liability by
THE BANK OF NEW

YORK MELLON, LONDON

BRANCH
By:

0010155-0003437 UKO2:

2005996996.8

( Reverse of Note )
Terms and Conditions of the Notes other than

VPS Notes
[
Terms and Conditions of the Notes other than VPS

Notes to be as
set out in Schedule 1 to the Agency Agreement ]
Final Terms
[
Here may be set

out text of Final
Terms relating to the Notes ]

0010155-0003437 UKO2:

2005996996.8

PART 4
FORM OF

COUPON
( Face of Coupon )
EQUINOR ASA
[
Specified Currency and

Nominal Amount
Tranche ] NOTES DUE [ Year of Maturity ]
Series No. [

]
Part A
[ For Fixed Rate Notes :
This Coupon is payable to bearer, separately

Coupon
for negotiable and subject to the Terms and

[
]
Conditions of the Notes other than
VPS Notes of the said Notes.

due
on [

]
20[

]]
Part B
[ For Floating Rate Notes :
Coupon for the amount due in accordance with

Coupon
due the Terms

and Conditions of the Notes other than
VPS Notes on the said

Notes on

in [

]
the Interest Payment Date falling

in

20[

]]
[

] 20[

].
This Coupon is payable

to bearer,
separately negotiable and subject to
such Terms

and Conditions of the Notes
other than
VPS Notes, under which

it may become
void before its due date.]
ANY

UNITED

STATES

PERSON

WHO

HOLDS

THIS

OBLIGATION

WILL

BE

SUBJECT

TO
LIMITATIONS

UNDER

THE

UNITED

STATES

TAX

LAWS

INCLUDING

THE

LIMITATIONS
PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL

REVENUE CODE.
00

000000

[ISIN]

00

000000

0010155-0003437 UKO2:

2005996996.8

PART 5
FORM OF

TALON
( Face of Talon )
ANY

UNITED

STATES

PERSON

WHO

HOLDS

THIS

OBLIGATION

WILL

BE

SUBJECT

TO
LIMITATIONS

UNDER

THE

UNITED

STATES

INCOME

TAX

LAWS

INCLUDING

THE
LIMITATIONS

PROVIDED

IN

SECTIONS

165(j)

AND

1287(a)

OF

THE

INTERNAL

REVENUE
CODE.
EQUINOR ASA
[ Specified Currency and Nominal Amount of
Tranche
] EURO MEDIUM TERM

NOTES DUE [
Year
of Maturity ]
Series No. [

]
On and after

[

] further Coupons [and

a further Talon]

appertaining to the Note

to which this Talon
appertains will be issued at the specified office of the Agent or any of the Paying Agents set out on
the reverse hereof (and/or any

other or further Paying Agents and/or

specified offices as may from
time to

time be

duly appointed

and notified

to the

Noteholders) upon

production and

surrender of
this Talon.
This

Talon

may,

in

certain

circumstances,

become

void

under

the

Terms

and

Conditions

of

the
Notes other than VPS Notes endorsed on the Notes to which

this Talon

appertains.
EQUINOR ASA
By:

............................................
Authorised Signatory

0010155-0003437 UKO2:

2005996996.8

( Reverse of Coupon and Talon )
AGENT
The Bank of New

York Mellon, London
Branch 160 Queen Victoria Street
London EC4V

4LA
United Kingdom
PAYING

AGENT
The Bank of New York Mellon SA/NV, Luxembourg Branch
Vertigo Building - Polaris
2-4 rue,

Eugène
Ruppert L-2453
Luxembourg
and/or such other or further Agent and other or further Paying

Agents and/or specified offices as
may from time to time be duly appointed by the Issuer and notice of which has been given to the
Noteholders.

0010155-0003437 UKO2:

2005996996.8

SCHEDULE 3
FORM OF DEED OF COVENANT
THIS DEED OF COVENANT is made on 13 May 2020 by EQUINOR ASA (the Issuer ) in favour of the

account holders

specified below

of Clearstream

Banking S.A.,

Euroclear Bank

SA/NV,

and/or
any

other

additional

clearing

system

or

systems

as

are

specified

in

Part

B

of

the

Final

Terms
relating to any Note (as defined below) (each a Clearing System ).
WHEREAS :
(A)

The Issuer has entered into an amended and restated Programme

Agreement (the
Programme Agreement
, which expression includes the

same as it may be further
amended and/or restated and/or supplemented from time

to time) dated 13 May 2020 with
the Dealers named therein under which

the Issuer proposes from time to time to issue
Euro Medium Term

Notes (the
Notes ).
(B)

The Notes (other than the VPS Notes (as defined in the Programme Agreement))

will
initially be represented by, and comprised in, Temporary

Global Notes (the
Temporary
Global Notes ) and thereafter may be represented by, and comprised in, Permanent Global
Notes (the Permanent Global Notes , the Temporary Global Notes and Permanent Global
Notes being herein together

called the
Global Notes
) representing a certain

number of
underlying Notes (the Underlying Notes ).
(C)

Each Global Note may, after issue, be deposited with a depositary for one or more Clearing
Systems (each such Clearing System or all such Clearing

Systems together, the
Relevant
Clearing System
). Upon such deposit of a Global Note the Underlying Notes

represented
by such Global Note will be credited to a securities account or securities accounts with the
Relevant Clearing System.

Any account holder with the Relevant Clearing System which
has Underlying Notes credited to its securities account from time to time (each a
Relevant
Account Holder
) will, subject to and in accordance with the terms and conditions

and
operating procedures or management regulations of

the Relevant Clearing System,

be
entitled to transfer such Underlying

Notes and (subject to and upon payment

being made by
the Issuer to the bearer in accordance with the terms of the relevant

Global Note) will be
entitled to receive payments from the Relevant Clearing System calculated by

reference to
the Underlying Notes credited to its securities account.
(D)

In certain circumstances specified in each Global Note, the bearer of the Global Note will
have no further rights under the Global Note (but without prejudice to the rights which any
person may have pursuant to this Deed of Covenant). The time at which this occurs is
hereinafter referred to as the Relevant Time
.

In such circumstances each Relevant
Account Holder will, subject to and in accordance with the terms of this Deed, acquire
against the Issuer all those rights which such Relevant Account

Holder would have had if,
prior to the Relevant Time, duly executed and authenticated Definitive Note(s) (as defined in the Agency Agreement (the Agency Agreement , which expression includes the same as it may be further amended and/or restated and/or supplemented from time to time) dated
13 May 2020) and interest coupons (the Coupons ) appertaining to the Definitive Note(s) (if appropriate) had been issued in respect of its Underlying Note(s)

and such Definitive
Notes(s) and Coupons (if appropriate) were held and beneficially owned by such Relevant
Account Holder.
NOW THIS DEED WITNESSES

AS FOLLOWS
:
1.

If at any time the bearer of the Global Note ceases to have rights under it in accordance
with the terms thereof, the Issuer hereby undertakes

and covenants with each Relevant

0010155-0003437 UKO2:

2005996996.8

Account Holder (other than when any Relevant Clearing System is an account holder of
any other Relevant Clearing System)

that

each

Relevant

Account

Holder

shall
automatically

acquire

at

the

Relevant

Time,

0010155-0003437 UKO2:

2005996996.8

without the

need for any

further action on

behalf of any

person, against the

relevant Issuer
all

those

rights

which

such

Relevant

Account

Holder

would

have

had

if

at

the

Relevant
Time it

held and beneficially owned duly

executed and authenticated Definitive Note(s) and
Coupons

(if

appropriate)

in

respect

of

each

Underlying

Note

represented

by

such

Global
Note

which

such

Relevant

Account

Holder

has

credited

to

its

securities

account

with

the
Relevant

Clearing

System

at

the

Relevant

Time.

The

Issuer's

obligation

pursuant

to

this
clause

shall

be

a

separate

and

independent

obligation

by

reference

to

each

Underlying
Note

which

a

Relevant

Account

Holder

has

credited

to

its

securities

account

with

the
Relevant

Clearing

System

and

the

Issuer

agrees

that

a

Relevant

Account

Holder

may
assign its rights hereunder in whole or in part.
2.

The records of the Relevant Clearing System shall be conclusive evidence of the identity of
the Relevant Account Holders and the number of Underlying Notes credited to the
securities account of each Relevant Account Holder.

For the purposes hereof a statement
issued by the Relevant Clearing System stating:
(a)

the name of the Relevant

Account Holder to which such

statement is issued; and
(b)

the aggregate nominal amount of Underlying Notes

credited to the securities
account of such Relevant Account Holder as at the opening

of business on the first
day following the Relevant Time on which the Relevant Clearing System is open for business,
shall be conclusive evidence

of the records of the

Relevant Clearing System at the

Relevant
Time.
3.

In the event of a dispute, the determination of the Relevant Time by the Relevant Clearing
System

(in the absence of manifest error) shall be final and conclusive for all purposes in
connection with

the Relevant Account Holders with securities accounts with the

Relevant
Clearing System.
4.

The Issuer undertakes in favour of each Relevant Account Holder that, in relation to any
payment to be made by it under this Deed, it will comply with the provisions of Condition 6
to the extent that they apply to any payments in respect of Underlying

Notes as if those
provisions had been set out in full in this Deed.
5.

The Issuer agrees to pay any stamp and other similar duties and taxes, including interest
and penalties, payable on or in connection with the execution of this

Deed and any action
taken by any Relevant Account Holder to enforce the provisions of this Deed.
6.

The Issuer hereby warrants, represents and covenants with each Relevant

Account Holder
that it has all corporate power, and has taken all necessary corporate or other steps, to enable it to execute, deliver and perform this Deed, and that this Deed constitutes a legal,
valid and binding obligation of the Issuer enforceable in accordance with its terms subject
to the laws of bankruptcy and other laws affecting the rights of creditors generally.
7.

This Deed shall take effect as a Deed Poll for the benefit of the Relevant Account

Holders
from time to time and for the time being.

This Deed shall be deposited with and held by the
depositary or common safekeeper, as the case may be, for the Relevant Clearing System
(being at the date hereof The Bank of New York Mellon at One Canada Square, London
E14 5AL) until all the obligations of the Issuer hereunder have been discharged in full.
8.

The Issuer hereby acknowledges the right of every Relevant Account

Holder to the
production of, and the right of every Relevant Account Holder to obtain (upon payment of a
reasonable charge) a copy of, this Deed, and further acknowledges and covenants that the
obligations binding upon it contained herein are owed to, and shall be for the account of,

0010155-0003437 UKO2:

2005996996.8

each and every Relevant Account Holder, and that each Relevant Account Holder shall be entitled severally to enforce the said obligations against the

Issuer.

0010155-0003437 UKO2:

2005996996.8

9.

If any provision in or obligation under this Deed is or becomes invalid,

illegal or
unenforceable in any respect under the law of any jurisdiction,

that will not affect or impair
(i) the validity, legality or enforceability under the law of that jurisdiction of any other provision in or obligation under this Deed, and (ii) the validity, legality or enforceability under the law of any other jurisdiction of that or any other provision in or obligation under
this Deed.
10.

This Deed and any non-contractual obligations arising out of or in connection with it are
governed by, and shall be construed in accordance with, English law.
The courts of

England are to have

jurisdiction to settle any

disputes which may arise

out of
or

in

connection

with

this

Agreement

(including

a

dispute

relating

to

any

non-contractual
obligations

arising

out

of

or

in

connection

with

this

Agreement)

and

accordingly any

legal
action

or

proceedings

arising

out

of

or

in

connection

with

this

Agreement

(
Proceedings )
may

be

brought

in

such

courts.

The

Issuer

irrevocably

submits

to

the

jurisdiction

of

such
courts and

waives any

objection to

Proceedings in any

such courts

whether on the

ground
of

venue

or

on

the

ground

that

the

Proceedings

have

been

brought

in

an

inconvenient
forum.

This

submission

is

made

for

the

benefit

of

each

of

the

Relevant

Account

Holders
and, to

the extent

allowed by applicable

law,

shall not limit

the right or

any of them

to take
Proceedings in any other court of

competent jurisdiction nor shall the taking of

Proceedings
in

one

or

more

jurisdictions

preclude

the

taking

of

Proceedings

in

any

other

jurisdiction
(whether concurrently or not).
The

Issuer

irrevocably appoints

Equinor

UK

Limited (whose

offices

are

at

the

date

of

this
Agreement at One Kingdom Street, Paddington Central,

London W2 6BD) as its authorised
agent

for

service

of

process

in

England.

If

for

any

reason

such

agent

shall

cease

to

be
such

agent

for

service

of

process,

the

Issuer

shall

forthwith,

on

request

of

the

Agent,
appoint a

new agent

for service

of process

in England

and deliver

to

the Agent

a copy

of
the new agent's acceptance of that

appointment within 30 days.

Nothing in this Agreement
shall affect the right to serve process in any other manner permitted by law.
IN

WITNESS
whereof

the

Issuer

has

caused

this

Deed

to

be

duly

executed

the

day and

year
first

above mentioned.
EXECUTED as a DEED )
by EQUINOR ASA and signed

and

)
delivered as a deed on its

)
behalf by

)
an authorised representative of

the company

)

0010155-0003437 UKO2:

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SCHEDULE 4
PROVISIONS FOR MEETINGS

OF NOTEHOLDERS
1.

As

used

in

this

Schedule

the

following

expressions

shall

have

the

following

meanings
unless

the context otherwise requires:
(a)
voting certificate shall mean an English language certificate issued by a Paying
Agent and dated in which it is stated:
(i)

that on the date thereof Notes (not being Notes in respect of which a block
voting instruction has been issued and is outstanding in respect of the
meeting specified in such voting certificate and any adjourned such meeting)
bearing specified serial numbers were deposited with such Paying

Agent or
(to the satisfaction of such Paying Agent) were held to its order or under its
control and that no such Notes will cease to be so deposited or held until the
first to occur of:
(A)

the conclusion of the meeting specified in such certificate or, if applicable, any adjourned such meeting; and
(B)

the surrender of the certificate to the Paying Agent who issued the same;

and
(ii)

that the bearer thereof is entitled to attend and vote at such meeting and any
adjourned such meeting in respect of the Notes represented by such
certificate;
(b)
block

voting

instruction
shall

mean

an

English

language

document

issued

by
a

Paying Agent and dated in which:
(i)

it is certified that Notes (not being Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting
specified in such block voting instruction and any adjourned such meeting)
have been deposited with such Paying Agent or (to the satisfaction of such
Paying Agent) were held to its order or under its control and that no such
Notes will cease to be so deposited or held until the first to occur of:
(A)

the conclusion of the meeting specified in such document or, if applicable, any adjourned such meeting; and
(B)

the surrender to the Paying Agent not less than 48 hours before the
time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of
each such deposited Note which is to be released or (as the case may require) the Note or Notes ceasing with the agreement of the
Paying Agent to be held to its order or under its control and the giving
of notice by the Paying Agent to the Issuer in accordance with paragraph 17 hereof of the necessary amendment to the block

voting
instruction;
(ii)

it is certified that each holder of such Notes has instructed such Paying
Agent that the vote(s) attributable to the Note or Notes so deposited or held
should be cast in a particular way in relation to the resolution or resolutions
to be put to such meeting

or any adjourned such meeting and that all such

0010155-0003437 UKO2:

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instructions are during the period commencing

48 hours

prior

to

the

time
for

which

such

meeting

or

any

adjourned

0010155-0003437 UKO2:

2005996996.8

such

meeting

is

convened

and

ending

at

the

conclusion

or

adjournment
thereof neither revocable nor capable of amendment;
(iii)

the total number and the serial numbers of the Notes so deposited or held
are listed distinguishing with regard to each such

resolution between those
in respect of which instructions have been given as

aforesaid that the votes
attributable thereto should be cast in

favour of the resolution and those in
respect of which instructions have been so given that the votes attributable
thereto should be cast against the resolution; and
(iv)

one or more persons named in such document (each hereinafter called a
proxy
) is or are authorised and instructed by such Paying Agent to cast the
votes attributable to the Notes so listed in accordance with the instructions
referred to in paragraph (iii) above as set out in such document.
The

holder

of

any

voting

certificate

or

the

proxies

named

in

any

block

voting
instruction

shall

for

all

purposes

in

connection

with

the

relevant

meeting

or
adjourned meeting of Noteholders be deemed to be the holder of the Notes to which such voting

certificate or

block voting

instruction relates

and the

Paying Agent

with
which such Notes have been

deposited or the person holding

the same to the order
or under the control of such Paying Agent shall be deemed for such purposes not to
be the holder of those Notes.
(c)

References herein to the
Notes are to the Notes in respect of which the relevant
meeting is convened.
2.

The Issuer may at any time and, upon a requisition in writing of

Noteholders holding not
less than

10 per cent. in nominal amount of the Notes

for the time being outstanding, shall
convene a meeting of the Noteholders and if the Issuer makes default for a period of seven
days in convening such a meeting the same may be convened by the requisitionists.
Whenever the Issuer is about to convene any such meeting it shall forthwith give notice in
writing to the Agent and the Dealers of the day, time and place thereof (which need not be a physical place and instead may be by way of conference

call, including by use of a
videoconference platform) and of the nature of the business

to be transacted thereat.
Every such meeting shall be held at such time and place as

the Agent may approve.
3.

At least 21 days' notice (exclusive of the day on which the notice is given and the day on
which the meeting is held) specifying the place, day and hour of meeting shall be given to
the Noteholders

prior to any meeting of the Noteholders in the manner provided by
Condition 12.

Such notice shall state generally the nature of the business to be transacted
at the meeting thereby convened but

(except for an Extraordinary Resolution) it shall not
be necessary to specify in such notice the terms of any resolution to be proposed.

Such
notice shall include a statement to the effect that Notes may be deposited with Paying
Agents for the purpose of obtaining voting certificates or appointing proxies not less than 24
hours before the time fixed for the meeting or that, in the case of corporations, they may
appoint representatives by resolution of their directors or other governing body.

A copy of
the notice shall be sent by post to the Issuer (unless the

meeting is convened by the
Issuer).
4.

Some person (who may but need not be a Noteholder) nominated in writing by the Issuer
shall be entitled to take the chair at every such meeting but if no such nomination is made
or if at any

meeting the person nominated shall not be present

within fifteen minutes after
the time appointed for holding the meeting the Noteholders

present shall choose one of
their number to be Chair.
5.

At any such meeting one or more persons present holding Notes or voting certificates or

0010155-0003437 UKO2:

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being proxies and holding or representing in the aggregate not less than 20 per cent. in
nominal amount of the Notes

for the

time being

outstanding shall

(except for

the purpose
of

passing an

Extraordinary

0010155-0003437 UKO2:

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Resolution) form a

quorum for the

transaction of business

and no business

(other than the
choosing

of

a

Chair)

shall

be

transacted

at

any

meeting

unless

the

requisite

quorum

be
present at

the commencement

of business.

The quorum

at any

such meeting

for passing
an

Extraordinary

Resolution

shall

(subject

as

provided

below)

be

one

or

more

persons
present holding Notes

or voting

certificates or

being proxies and

holding or

representing in
the

aggregate

a

clear

majority

in

nominal

amount

of

the

Notes

for

the

time

being
outstanding

PROVIDED

THAT

at

any

meeting

the

business

of

which

includes

any

of

the
following matters (each

of which

shall only

be capable of

being

effected after

having been
approved by Extraordinary Resolution) namely:
(a)

modification of the Maturity Date of the Notes or reduction or cancellation of the
nominal amount payable upon maturity; or
(b)

reduction or cancellation of the amount payable or modification of the payment date
in respect of any interest in respect of the Notes or variation of the method of
calculating the rate of interest in respect of the Notes; or
(c)

reduction of any Minimum Interest Rate and/or Maximum Interest Rate

specified in
the applicable Final Terms of any Note; or
(d)

modification of the currency in which payments under the Notes and/or

Coupons
appertaining thereto are to be made; or
(e)

modification of the

majority required to pass

an Extraordinary Resolution;

or
(f)

the sanctioning of any

such scheme or proposal as

is described in paragraph 18(f)
below; or
(g)

alteration of this proviso or

the proviso to paragraph 6

below;
the

quorum

shall

be

one

or

more

persons

present

holding

Notes

or

voting

certificates

or
being

proxies

and

holding

or

representing

in

the

aggregate

not

less

than

75

per

cent.

in
nominal amount

of the

Notes for

the time

being outstanding.

An Extraordinary

Resolution
passed

at

any

meeting

of

the

holders

of

Notes

will

be

binding

on

all

holders

of

Notes,
whether or not they are

present at the meeting, and

on all holders of Coupons appertaining
to such Notes.
6.

If within fifteen minutes after the time appointed for any such meeting a quorum is not
present the meeting shall if convened upon

the requisition of Noteholders be dissolved. In
any other case it shall stand adjourned to the

same day in the next week (or if such day is a
public holiday the next succeeding business day) at the same time and place (except in the
case of a meeting at which an Extraordinary Resolution is to be proposed in which case it
shall stand adjourned for such period being not less than 14 days nor more than 42 days,
and at such place as may be appointed by the Chair and approved by the Agent) and at
such adjourned meeting one or more persons present holding Notes or voting certificates or
being proxies (whatever the nominal amount of the Notes so held or represented by them)
shall (subject as provided below) form a quorum and shall (subject as provided below) have
power to pass any Extraordinary Resolution or other resolution and to decide upon all
matters which could properly have been dealt with at the meeting from which the
adjournment took place had the requisite quorum been present

PROVIDED THAT at any
adjourned meeting the business of which includes any of the matters specified in the
proviso to paragraph 5 above the quorum shall be one or more persons present holding
Notes or voting certificates or being proxies and holding

or representing in the aggregate
not less than a clear majority in nominal amount

of the Notes for the time being
outstanding.

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7.

Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted
shall be given in the same manner as notice of an original meeting but as if 10 were
substituted for 21 in paragraph 3

above

and such

notice

shall (except

in cases

where the
proviso

to

paragraph

6 above

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shall apply when it

shall state the

relevant quorum) state that

one or more persons

present
holding Notes or

voting certificates or being

proxies at the

adjourned meeting whatever the
nominal amount

of the

Notes held

or represented

by them

will form

a quorum.

Subject as
aforesaid it shall not be necessary to give any notice of an adjourned meeting.
8.

Except whilst the Notes are in global form and only one proxy is attending the meeting,
every question submitted to a meeting shall be decided in the first instance by a show of
hands.

In case of equality of votes the Chair shall both on a show of hands and on a poll
have a casting vote in

addition to the vote or

votes (if any) to which they

may be entitled as
a Noteholder or as a holder of a voting

certificate or as a proxy.
9.

At any meeting, unless the Notes are in global form and

only one proxy is attending the
meeting or a poll is (before or on the declaration of

the result of the show of hands)
demanded by the Chair or the Issuer or by one or more persons present holding Notes or
voting certificates or being proxies (whatever the nominal amount of the Notes so held by
them), a declaration by the Chair that a resolution has been carried or carried by a
particular majority or lost or not carried by a particular majority shall be conclusive evidence
of the fact without proof of the number or proportion of the votes recorded in favour of or
against such resolution.
10.

Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter

provided either at once or

after an
adjournment as the Chair directs and the result of

such poll shall be deemed to be the
resolution of the meeting at which the poll was demanded as at the date of the taking of the
poll.

The demand for a poll shall not prevent the continuance

of the meeting for the
transaction of any business other than the motion on which the poll has been demanded.
11.

The Chair may with the consent of

(and shall if directed by) any

such meeting adjourn the
same from time to time and from place to place but no

business shall be transacted at any
adjourned meeting except business which might lawfully (but for lack of required quorum)
have been transacted at the meeting from which the adjournment took place.
12.

Any poll demanded at any such meeting on the election of a Chair or on any question of
adjournment shall be taken at the meeting without adjournment.
13.

Any director or officer of the Issuer and its lawyers may attend and speak at any meeting.
Save as aforesaid, but without prejudice to the proviso to the definition of
outstanding in
subclause 1.2 of this Agreement, no person shall be entitled to attend and speak nor shall
any person be entitled to vote at any meeting of the Noteholders or join with others in
requisitioning the convening of such a meeting unless they either produce the Note or
Notes of which they are the holder or a voting certificate or is a proxy.

Neither the Issuer
nor any of its Subsidiaries shall be entitled to vote at any meeting in respect of Notes held
by it for the benefit of any such company and no other person shall be entitled to vote at
any meeting in respect of Notes held by it for the benefit of any such company. Nothing
herein contained shall prevent any of the proxies named in any block voting instruction
from being a director, officer or representative of or otherwise connected with the Issuer.
14.

Subject as provided in paragraph

13 hereof at any meeting:
(a)

on

a

show of

hands

every person

who is

present

in

person and

produces a

Note
or

voting certificate or is a proxy shall have one vote; and
(b)

on a poll every person who

is so present shall have one vote

in respect of:
(i)

in the case of a meeting of the holders of Notes all of which are denominated in a

single currency, each minimum integral amount of such

0010155-0003437 UKO2:

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currency; and

0010155-0003437 UKO2:

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(ii)

in the case of a meeting of the holders of Notes denominated in more than
one currency, each €1.00 or,

in the case of a Note denominated in a
currency other than euro, the equivalent of €1.00 in such currency at the
Agent's spot buying rate for the relevant currency against euro at or about
11.00 a.m. (London time) on the date of publication of the notice of the relevant meeting (or of the original meeting of

which such meeting is an
adjournment),
or

such

other

amount

as

the

Agent

shall

in

its

absolute

discretion

stipulate

in
nominal

amount

of

Notes

so

produced

or

represented

by

the

voting

certificate

so
produced or in respect of which they are a proxy.
Without prejudice to the obligations of the proxies named in any block voting instruction any person

entitled to

more than

one vote

need

not use

all

their

votes or

cast

all the

votes to
which they are entitled in the same way.
15.

The proxies named in any

block voting instruction need

not be Noteholders.
16.

Each block voting instruction together (if so requested by the

Issuer) with proof satisfactory
to the Issuer of its due execution on behalf of the relevant Paying Agent shall be deposited
at such place as the Agent shall approve not less than 24 hours before the time appointed
for holding the meeting or adjourned meeting at which the proxies named in the block
voting instruction propose to vote and in default the block voting instruction shall not be
treated as valid unless the Chair of the meeting decides otherwise before such meeting or
adjourned meeting proceeds to business.

A certified copy of each block voting instruction
shall be deposited with the Agent before the commencement

of the meeting or adjourned
meeting but the Agent shall not thereby be obliged to investigate or be concerned with the
validity of or the authority of the proxies named in any such block voting instruction.
17.

Any vote given in accordance with the terms of a block voting instruction shall be valid
notwithstanding the previous revocation or amendment of the block voting instruction or of
any of the Noteholders' instructions pursuant to which it was executed

PROVIDED THAT
no intimation in writing of such revocation or amendment shall have been received from the
relevant Paying Agent

by the Issuer at its registered office (or such other

place as may
have been approved by the Agent for the purpose) by the

time being 24 hours before the
time appointed for holding the meeting or adjourned meeting at which the block voting
instruction is to be used.
18.

A meeting of the Noteholders shall in addition to the powers hereinbefore given have the
following powers exercisable by Extraordinary Resolution (subject to the provisions relating
to quorum contained in paragraphs 5 and 6 above) only, namely:
(a)

power to sanction any compromise or arrangement proposed

to be made between
the Issuer and the Noteholders and Couponholders or any of

them;
(b)

power to sanction any abrogation, modification, compromise or arrangement in
respect of

the rights of the Noteholders and Couponholders against the Issuer or against any of its property whether such rights shall arise under this Agreement, the
Notes or the Coupons or otherwise;
(c)

power to assent to any modification of the provisions contained in this Agreement or
the Conditions, the Notes, the Coupons or the Deed of Covenant

which shall be
proposed by the Issuer;
(d)

power to give any authority or sanction which under the provisions of this
Agreement or the Notes is required to be given by Extraordinary

Resolution;

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(e)

power to appoint any persons (whether Noteholders or not) as a committee or
committees to represent the interests of the Noteholders and to confer upon such
committee or committees any powers or discretions which the Noteholders could
themselves exercise by

Extraordinary Resolution;
(f)

power to sanction any scheme or proposal for the exchange or sale of the Notes for,
or the conversion of the Notes into or the cancellation of the Notes in consideration
of, shares, stock, notes, bonds, debentures, debenture stock and/or other
obligations and/or securities of the Issuer or any other company formed or to be
formed, or for or into or in consideration of cash, or partly for or into or in
consideration of such shares, stock, notes, bonds, debentures, debenture stock
and/or other obligations and/or securities as aforesaid and partly for or into or in
consideration of cash; and
(g)

power to approve the substitution of any entity in place of (i) the Issuer

(or any
previous substitute) as the principal debtor in respect of the Notes and the
Coupons.
19.

Any resolution (i) passed at a meeting of the Noteholders duly convened and held; (ii)
passed as a resolution in writing or (iii) passed by way of electronic consents given by
Noteholders through the relevant clearing system(s), in accordance with the provision
hereof shall be binding upon all the Noteholders whether present or not present at such
meeting referred to in (i) above and whether or not voting and upon all Couponholders and
each of them shall be bound to give effect thereto accordingly and the passing of any such
resolution shall be conclusive evidence that the circumstances justify the passing thereof.
Notice of the result of the voting on any resolution duly considered by the Noteholders shall
be published in accordance with Condition 12 by the Issuer within

14 days of such result
being known PROVIDED THAT the non-publication of such notice shall not invalidate such resolution.
20.

The expression
Extraordinary Resolution
when used

in this

Agreement or

the Conditions
means
(a)

a

resolution

passed

at

a

meeting

of

the

Noteholders

duly

convened

and

held

in
accordance with the provisions herein contained by a majority consisting of not less than 75 per cent. of the

persons voting thereat upon a show

of hands or if

a poll be duly demanded
then by a majority consisting of not less than 75

per cent. of the votes given on such poll

or
(b) a resolution in writing signed by

or

on behalf of the holders of not

less than 75 per cent.
in nominal

amount

of the

Notes for

the time

being outstanding,

which resolution

in writing
may be contained in

one document or

in several documents in

similar form each signed

by
or

on

behalf

of

one

or

more

of

the

Noteholders or

(c)

consent

given

by

way

of

electronic
consents through the

relevant clearing system(s)

(in a form

satisfactory to the

Agent) by or
on behalf of the holders of not less than 75 per cent. in nominal amount of the Notes for the time being outstanding.
21.

Minutes of all resolutions and proceedings at

every such meeting as aforesaid

shall be
made and duly entered in books to be from time to time provided for that purpose by the
Issuer and any such Minutes as aforesaid if purporting

to be signed by the Chair of the
meeting at which such resolutions were passed or proceedings had shall be conclusive
evidence of the matters therein contained and until the contrary is proved every such
meeting in respect of the proceedings of which Minutes have been made shall be deemed
to have been duly held and convened and all resolutions passed or proceedings had
thereat to have been duly passed or had.
22.

Subject to all other provisions contained herein the Agent

may without the consent of the
Issuer, the Noteholders or the Couponholders prescribe such further regulations regarding

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the requisitioning and/or

the holding of meetings of Noteholders

and attendance and voting
thereat as the Agent may in its sole discretion think

fit (including, without limitation, the
holding of meetings by conference call, including

by use of a videoconference platform).

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SCHEDULE 5
FORM OF PUT NOTICE
for Notes in definitive

form
EQUINOR ASA
[
title of relevant Series

of Notes
]
By depositing this duly completed

Notice with any Paying Agent for

the above Series of Notes

(the
Notes
)

the

undersigned holder

of

such

Notes surrendered

with this

Notice and

referred to

below
irrevocably exercises its option to have

such Notes redeemed in accordance with Condition 5(
f ) on
[redemption date].
This Notice relates to Notes in

the aggregate nominal

amount of
.............. bearing the following serial numbers:
................................................................
................................................................
................................................................
If the

Notes referred

to above

are to

be returned

(1) to

the

undersigned under

subclause 10.4

of
the Agency Agreement, they should be returned by post to:
.........................
.........................
.........................
Payment Instructions
Please make

payment

in respect

of the

above-mentioned Notes

by [cheque

posted to

the

above
address/transfer to the following bank account] (2):
Bank:

................................
Branch Address:

................................
Branch Code:

................................
Account Number:

................................
Signature of holder:

................................
Duly authorised on behalf of [ ]
[To

be completed by

recipient Paying
Agent]
Details of missing unmatured

Coupons

....................

(3)
Received by:

.........................

0010155-0003437 UKO2:

2005996996.8

[Signature and stamp of

Paying Agent]
At its office at:

.................................
On:

......................................
Notes
(1)

The Agency Agreement provides that Notes so returned will

be sent by post, uninsured and
at the

risk of the Noteholder, unless the Noteholder otherwise

requests and pays the costs
of such insurance to the relevant Paying Agent at

the time of depositing the Note referred
to above.
(2)

Delete as applicable.
(3)

Only relevant for Fixed

Rate Notes in definitive

form.
N.B.

The

Paying

Agent

with

whom

the

above-mentioned

Notes

are

deposited

will

not

in

any
circumstances

be

liable

to

the

depositing

Noteholder

or

any

other

person

for

any

loss

or
damage

arising

from

any

act,

default

or

omission

of

such

Paying

Agent

in

relation

to

the
said Notes

or any

of them

unless such

loss or

damage was

caused by

the fraud

or gross
negligence of such Paying Agent or its directors, officers or employees.
This

Put

Notice

is

not

valid

unless

all

of

the

paragraphs

requiring

completion

are

duly
completed.

Once

validly

given

this

Put

Notice

is

irrevocable

except

in

the
circumstances

set

out

in subclause 10.4 of the Agency Agreement.

0010155-0003437 UKO2:

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SCHEDULE 6
FORM OF

DEED POLL
This Deed

Poll is made

on [

] by

[
name of existing

issuer
] as

existing issuer (in

its capacity as
existing issuer

of

the

Notes

(as

defined

below),

the
Existing

Issuer
),

a

company

incorporated
in

[

],

[and] [
name

of

Substitute
]

as

the

substitute

of

the

Existing

Issuer

(the
Substitute
),

a
company

incorporated

in

[

]

[and

Equinor ASA

[and

Equinor Energy

AS] as

guarantor[s] (in
[its][their]

capacity

as

guarantor[s],

the
Guarantor[s]
),

[a

company][companies]

incorporated

in
The Kingdom of Norway].
(A)

The Existing Issuer has entered into a Programme Agreement

dated 11 May 2023 (the
Programme Agreement which expression includes the same as it may be amended, supplemented or restated from time to time) with the Dealers named therein under which
the Existing Issuer has issued and

has outstanding Euro Medium Term Notes (
Notes ).
(B)

The Notes have been issued subject to and have the benefit of an

Agency Agreement
dated 11 May 2023 (the Agency Agreement which expression includes the same as it may be amended, supplemented or restated from time to time) and entered into between,
inter
alios
, the Existing

Issuer, The Bank of New York

Mellon, London Branch as Agent (the
Agent
which expression shall include its successor or successors

for the time being under
the Agency Agreement) and the other parties named therein.
(C)

The Existing Issuer has executed a Deed of Covenant dated 13 May

2020 (the
Deed of
Covenant
, which expression includes the same as it may be amended, supplemented

or
restated from time to time) relating to Global Notes (as defined in the Agency Agreement)
issued by the Existing Issuer pursuant to the Programme Agreement.
(D)

It has been proposed that in respect of the Notes there will be a substitution of the
Substitute for the Existing Issuer as the issuer of the Notes.

Expressions defined in the
Agency Agreement have the same meaning in this Deed unless

the context requires
otherwise.
(E)

References herein to
Notes include any Underlying Notes (as defined in the Deed of
Covenant). References herein to Coupons are to Coupons relating to the Notes.
References herein to Holder means any Noteholder, Couponholder or, in relation to any
Underlying Notes, any Relevant Account Holder.
THIS DEED WITNESSES as follows:
1.

The Substitute agrees that, with effect from and including the first date on which notice has
been given by the Existing Issuer pursuant to Condition 14 and all the other requirements of
such Condition have been met (the Effective Date ), it shall be deemed to be the Issuer for all purposes in respect of the Notes and any Coupons

and accordingly it shall be entitled to
all

the rights, and

subject to all the liabilities, on the part of the Existing Issuer contained in
them.
2.

With effect from and including

the Effective Date:
(a)

the

Existing

Issuer

shall

be

released

from

all

its

liabilities, in

its

capacity as
issuer

of

the Notes, contained in the Notes and any Coupons; and
(b)

the Terms and Conditions of the Notes (the
Conditions
) shall be amended as

follows:
(i)

all references to
the Kingdom of Norway [(or, as the case may be, the

0010155-0003437 UKO2:

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jurisdiction of

incorporation

or

residence

for

tax

purposes

of

the
preceding

substituted

0010155-0003437 UKO2:

2005996996.8

company)] in Condition 5(b)

shall, in respect of

payments to be made

by the
Substitute

(but

not

in

respect

of

payments

to

be

made

by

[[(A)]

the

New
Guarantor

(as

defined

below)

][[or

(B)]

the

Guarantor[s])]

under

this

Deed
Poll), be replaced

by references to

"[
jurisdiction of a

country of residence

of
the Substitute for tax purposes and/or, if different, of its incorporation ]"; and
(ii)

all references to
the Kingdom of Norway [(or, as the case may be, the
jurisdiction of incorporation or residence for tax purposes of the preceding
substituted company)] in Condition 6 shall, in respect of payments to be
made by the Substitute (but not in respect of payments to be made by [[(A)]
the New Guarantor (as defined below) ][[or (B)] the Guarantor[s])]

under this
Deed Poll), be replaced by references to "[ jurisdiction of a country of residence of the Substitute for tax purposes and/or,

if different, of its
incorporation ]".
3.

(a)

The [Existing Issuer (in such capacity, the
New Guarantor )[ and the] Guarantor[s][,
subject (in the case of Equinor Energy AS) to Condition [2(c)]

(
Termination of the
Guarantee ) and clause 3(g) below,] unconditionally and irrevocably guarantee[s] [on a joint and several basis] that, if for any reason the Substitute does not pay any sum
payable by it under any Note or Coupon (whether or not attached to it) or this Deed
on the date specified for such payment (whether on the normal due date, on
acceleration or otherwise), [the New

Guarantor ][or] the Guarantor[s] will pay that
sum in the currency in which it is payable under such Note

to the

Holder on

that
date on

demand to

[either][ the

New Guarantor

at [
]][ or

]the Guarantor[s] at [

]].
(b)

As between [the New Guarantor][, ][the Guarantor[s]]

and each Holder but without
effecting the Substitute's obligations, [each of][ the New Guarantor ][and

][the
Guarantor[s]] will be [jointly and severally] liable under this Deed as if it were the
sole principal debtor and not merely a surety.

Accordingly, [each of][ the New
Guarantor][and][ the Guarantor[s]] will

not be discharged, nor will its liability be
affected, by anything which would not discharge it or affect is liability if it were the
sole principal debtor (including (i) any time, indulgence, concession,

waiver or
consent at any time given to the Substitute or any other person, (ii)

any amendment
or supplement to any of the Conditions or to this Deed or to any security or other
guarantee or indemnity, (iii) the making or absence of any demand on the Substitute or any other person for payment, (iv) the enforcement or absence of enforcement of
any Note

or any Coupon or this Deed or of any security or other

guarantee or
indemnity, (v) the

taking, existence or release of any security, guarantee or
indemnity, (vi) the winding-up, dissolution, amalgamation, reconstruction or reorganisation of the Substitute or any other person or (vii)

the illegality, invalidity or
unenforceability of or any defect in any provision of any Note or any Coupon or this
Deed or any of the Substitute's obligations under any of them).
(c)

The [New Guarantor's ][and, subject (in the case of Equinor

Energy AS) to
Condition [2(c)] ( Termination of Guarantee ) and clause 3(g) below, the
Guarantor[s]'[s] respective] obligations under this Deed are and will remain in full
force and effect by way of continuing security until no sum remains payable under
the Notes or any Coupons or this Deed. Furthermore, these

obligations of [each of][
the New Guarantor ][and ][the Guarantor[s]] are additional

to, and not instead of,
any security or other guarantee or indemnity at any time existing in favour of any
person, whether from [the New Guarantor][, ][the Guarantor[s]] or otherwise,

and
may be enforced without first having recourse to the Substitute, any other person,
any security or any other guarantee or indemnity.

[The][Each of the][ New
Guarantor ][and][ the Guarantor[s]] irrevocably waive[s] all notices and demands

0010155-0003437 UKO2:

2005996996.8

whatsoever.

0010155-0003437 UKO2:

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(d)

So long as any sum remains payable under any Note or any

Coupon or this Deed
no right of the [New Guarantor ][or ][the Guarantor[s]], by reason of the performance
of any of [its][their] obligations under this Deed, to be indemnified by the Substitute
or to take the benefit of or enforce any security or other guarantee or indemnity shall
be exercised or enforced.
(e)

[The][Each of the][ New Guarantor ][and the] Guarantor[s]]

shall on demand [jointly
and severally] indemnify the relevant Holder against any

cost, loss, expense or
liability sustained or incurred by it (other than value added tax or similar tax to the
extent recoverable by the relevant Holder) as a result of it being required for any
reason (including any bankruptcy, insolvency, winding-up, dissolution, or similar law of any jurisdiction) to refund all or part

of any amount received or recovered by it in
respect of any sum payable by the Substitute under any

relevant

Note

or

Coupon
or

this

Deed

and

[each

of

][the

New

Guarantor

][and
][the Guarantor[s]] shall in

any event pay

to it on

demand the amount

as refunded by
it.
(f)

As

separate,

independent

and

alternative

stipulations,

[each

of

][the

New
Guarantor

][and
][the

Guarantor[s]]

unconditionally

and

irrevocably

agrees[,

on

a

joint

and

several
basis]: (i)

that any

sum which,

although expressed

to

be payable

by the

Substitute
under any

Note or

any Coupon or

this Deed, is

for any

reason (whether or

not now
existing

and

whether

or not

now

known

or

becoming known

to the

Substitute, [the
New

Guarantor][

the

Guarantor[s]]

or

any

Noteholder

or

Couponholder)

not
recoverable from [either [of ]][the

New Guarantor ][or
][the

Guarantor[s]]

on

the

basis

of

a

guarantee

shall

nevertheless

be

recoverable
from

it

if

it

were

the

sole

principal

debtor

and

shall

be

paid

by

it

to

the

relevant
Holder on demand

and
(ii) as

a primary

obligation to

indemnify each

Holder against

any loss

suffered by

it
as a result of any sum expressed to

be payable by the Substitute under any Note or
any Coupon

or this

Deed not

being paid

by the

time, on

the date

and otherwise

in
the manner

specified therein or

any payment obligation

of the

Substitute under any
Note or any Coupon or this Deed being or becoming

void, voidable or unenforceable
for

any

reason

(whether

or

not

now

existing

and

whether

or

not

now

known

or
becoming

known

to

the

Substitute,

[the

New

Guarantor][,

the

Guarantor[s]]

or

any
Noteholder or

Couponholder), the

amount of

that loss

being the

amount expressed
to be payable by the Substitute in respect of the relevant sum.
(g)

[The release of Equinor Energy AS in accordance with Condition

2(c) (
Termination
of Guarantee ) from its obligations under this Deed Poll will take effect automatically unconditionally, without prejudice to any obligations which may have accrued prior to that time, without the need for any further act or thing to be done.]
4.

All payments made by [either [of ]][the New Guarantor ][or ][the Guarantor[s]]

under this
Deed

shall be made free and clear of, and without withholding or deduction for, any taxes,
duties, assessments or governmental charges ( Taxes ) of whatever nature imposed, levied, collected, withheld or assessed by or within the Kingdom of Norway or any authority therein
or thereof having power to tax, unless such withholding

or deduction is required by law.

In
that event [either [of]][the New Guarantor ][or ][the Guarantor[s]] shall pay such additional
amounts as will result in receipt by the Noteholders and Couponholders of such amounts as
would have been received by them had no such withholding

or deduction been required,
except that no such additional amounts shall be

payable in respect of any Note or Coupon:
(a)

to, or to a third party on behalf of, a Holder who presented the relevant Note or
Coupon for payment in the Kingdom of Norway;

0010155-0003437 UKO2:

2005996996.8

(b)

to, or to a third party on behalf of, a Holder who is liable (or where the beneficial
owner is liable) to such Taxes by reason of the Holder having some connection with the Kingdom of Norway other than the mere holding of the Note or Coupon;

0010155-0003437 UKO2:

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(c)

to, or to a third party on behalf of, a Holder who presented the relevant Note or
Coupon for payment more than 30 days after the Relevant Date

(as defined in the
Conditions) except to the extent that such Holder would have been entitled to such
additional amounts on presenting the same for payment on such thirtieth day;
(d)

on account of any Taxes that are payable pursuant to the Norwegian Tax

Act
section 10-80 on payments to related companies or undertakings

(as such term is
defined in the Norwegian Tax Act section 10-82) tax resident in a low-tax jurisdiction
(as such term is defined in the Norwegian Tax Act section 10-63); or
(e)

as a result of any FATCA Withholding (as defined in the Agency

Agreement).
5.

The Conditions shall apply, where the context so admits, with any necessary consequential modifications, to [the New Guarantor ][, ][the Guarantor[s]] and

to [its][their respective]
obligations under this Deed.

For the avoidance of doubt:
(a)

in Condition 2(b) (
Status of Guarantee ) the payment obligations shall include those of [the New Guarantor ][and ][the Guarantor[s]] under this Deed;
(b)

[Condition 2(c) (
Termination of Guarantee ) shall apply, mutatis mutandis , to the obligations of Equinor Energy AS (but not, for the avoidance of doubt, the
[New][other] Guarantor) under clause 3 of this Deed;]
(c)

in Condition 5(b) (
Redemption for Tax Reasons ):
(i)

references to "the Guarantee" shall be replaced by references to the
obligations of

the [New Guarantor ][[and ][the Guarantor[s][, as applicable,]
under clause 3 of this Deed; and
(ii)

references to "the Guarantor" shall be replaced by references to

"[each of][
the New Guarantor ][and ][the Guarantor[s]]";
(d)

Condition 5(h) (
Purchases ) shall apply, mutatis mutandis, to [the New Guarantor ][,
][the Guarantor[s]] and any Notes so purchased shall not entitle the holder to vote
at, or attend, or be counted towards the quorum at meetings of the Noteholders for
such Notes;
(e)

Condition 8 (
Events of Default ):
(i)

references to the Issuer in subclause (d) (
Winding-up ), shall include a
reference to [the New Guarantor][ and ][the Guarantor[s]];
(ii)

there

shall

be

an

additional

Event

of

Default

if

the

Substitute

ceases

to
be wholly-owned and controlled by Equinor ASA; and
(iii)

there shall be an additional Event of Default if the obligations of [the New
Guarantor ][or ][either of ][the Guarantor[s]] under this Deed are not

(or are
claimed by [the New Guarantor ][or ][either of

][the Guarantor[s]] not to be) in
full force and effect; and
(f)

in Condition 13 (
Meetings of Noteholders, Modification and Waiver ) an extra
category shall be added to the proposals for which a special quorum is required,
namely a proposal to modify or cancel the obligations of [either

[of]][ the New
Guarantor][ or ][the Guarantor[s]] under this Deed.

0010155-0003437 UKO2:

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6.

The Substitute[, / and][ the New Guarantor ][and][ the Guarantor[s]]

agree that the benefit of
the undertakings and the covenants binding upon them contained in this Deed shall be for
the benefit of each and every Holder and

each Holder shall be entitled severally

to enforce
such obligations against the Substitute[, / and][ the New Guarantor

][and ][ the
Guarantor[s]].
7.

This Deed shall be deposited with and held to the exclusion of the

Substitute[, / and][ the
New Guarantor ][and ][the Guarantor[s]] by the Agent at its specified office for the time
being under the Conditions and the Substitute[, / and][ the New

Guarantor ][and][ the
Guarantor[s]] hereby acknowledge the right of every Noteholder to production of this Deed
and, upon request and

payment of the expenses incurred in connection therewith,

to the
production of a copy hereof certified by the Agent to be a true and complete copy.
8.

This Deed may only be amended in the same way as the other

Conditions are capable of
amendment under Schedule 4 of the Agency Agreement and any

such amendment of this
Deed will constitute

one of the proposals specified in Condition 13 (
Meetings of
Noteholders, Modification and Waiver ) to which special quorum provisions apply.
9.

The Deed and any non-contractual obligations arising out of or in connection with it are
governed

by, and shall be construed in accordance with, English law.
10.

The Courts of England are to have jurisdiction to settle any disputes which may arise out of
or in connection with this Deed and accordingly any legal action or proceedings arising out
of or in connection with this Deed ( Proceedings
) may be brought in such courts.

Each of
the Substitute[, / and][ the New Guarantor ][and][ the Guarantor[s]]

irrevocably submits to
the jurisdiction of such courts and waives any objection to Proceedings in such courts
whether on the ground of venue or on the ground that the Proceedings have been brought
in an inconvenient forum.

This submission is made for the benefit of each Holder

and shall
not limit the right of any of them to take Proceedings

in any other court of competent
jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the
taking of Proceedings in any other jurisdiction (whether concurrently or not).
11.

No rights are conferred on any person under the Contracts

(Rights of Third Parties) Act
1999 to enforce any term of this Deed, but this does not affect any right or remedy of any
person which

exists or is available apart from that Act.
12.

Each

of

the

Substitute[, /

and][

the

New

Guarantor

][and][

the

Guarantor[s]]

irrevocably
appoints [

]

of

[

]

as

its

agent

in

England

to

receive

service

of

process

in
respect

of

any Proceedings in England.

If for any reason it does not have such an agent
for service of process, the Substitute[, / or][ the New Guarantor ][or

][the [relevant]
Guarantor], as the case may be, will promptly appoint a substitute process agent and notify
the Noteholders of such appointment in accordance with the Conditions. Nothing herein shall affect the right to serve process in any other manner permitted by law.
IN WITNESS
whereof this Deed has been

executed as a deed poll on

the date stated at the
beginning.
EXECUTED as a DEED )
by EQUINOR ASA and signed

)
and delivered as a deed on its

)
behalf by

)
an authorised representative of

the company

)

0010155-0003437 UKO2:

2005996996.8

EXECUTED as a DEED )
by [ Substitute
] and signed

)
and delivered as a deed on its

)
behalf by

)
an authorised representative of

the company

)
[ EXECUTED as a DEED )
by EQUINOR ENERGY AS and signed )
and signed

)
and delivered as a deed on its

)
behalf by

)
an authorised representative of

the company

)]

0010155-0003437 UKO2:

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SCHEDULE 7
FORM OF ISSUER – ICSDs

AGREEMENT
Agreement to be sent to

both:
Euroclear Bank

SA/NV
New Issues Department
1 Boulevard du

Roi Albert
II B-1210 Brussels,
Belgium
newissues.issuerageement@euroclear.
com Fax: +32 (0) 2 224 1421
and

Clearstream Banking
SA New Issues
Department 42
Avenue J.F. Kennedy
L-1855 Luxembourg
issueragreements@clearstream.co
m Fax: +44 (0)207 862 7005
PROGRAMME FORM
AGREEMENT ENTERED INTO THIS

10 MAY,

OF 2019, AMONG:
Name of issuer:

Equinor ASA
Address of issuer:

Forusbeen 50, N-4035 Stavanger, Norway

(the
Issuer ); and
Euroclear Bank SA/NV of 1 Boulevard du

Roi Albert II, B-1210 Brussels, Belgium and

Clearstream
Banking

SA

of

42

Avenue

J.F.

Kennedy,

L-1855

Luxembourg

(each

a
Relevant

Clearing
System ).
Subject: Acceptance of:
Programme Name:
Equinor ASA €20,000,000,000

Euro Medium Term Note Programme
Programme Number: 4138
This agreement

sets forth

the understanding

of the

parties with

respect to

securities to

be issued,
as

applicable, in

(i)

bearer

New Global

Note form

(
NGN

Securities
)

or

(ii)

registered

form

under
the

New

Safekeeping

Structure

(
NSS

Securities
)

under

the

above-captioned

programme

(the
Securities
)

that

the

Issuer

may

request

be

made

eligible

for

settlement

with

Euroclear

Bank
SA/NV and Clearstream Banking

SA (the
ICSDs ).
In order to allow the ICSDs to accept the Securities as eligible for settlement with the ICSDs and to properly service the

Securities, the Issuer

hereby represents and

warrants to the

ICSDs that

in all
matters relating to

the Securities it will, and it

will require any agent appointed by it to,

comply with
the requirements for the Securities set out herein.
1.

The ICSDs hereby agree that:
(a)

with respect to the issue outstanding amount (
IOA ) of the Securities, each of them will (in
the case

of NGN Securities) maintain their respective portion of

the IOA through their
records; will (in the case of NSS Securities) reflect through their records their respective
portion of the IOA as maintained by the NSS securities' register; will undertake daily
reconciliations of such amounts with each other; and will

ensure on a daily basis that the
aggregate total of their respective records matches the IOA;
(b)

each of them will promptly update their records to reflect the discharge of the Issuer's
obligations with respect to the Securities upon the receipt of (i) a redemption payment as
required pursuant to

the terms of the Securities; and (ii) a confirmation from the Issuer or

0010155-0003437 UKO2:

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its agent of a mark -up (that is,

0010155-0003437 UKO2:

2005996996.8

increase) or

mark-down (that

is,

decrease) of

the IOA

of the

Securities; in

doing so,

each
ICSD will consult with the

other to ensure that the aggregate

of the amounts so updated by
them is equal to the total mark-up or mark-down notified to them;
(c)

each of them will, or will require any agent appointed by it to, provide the necessary
information to the Issuer's agents to enable the Issuer's agents to comply with 2(c) below;
and
(d)

each of them confirms that, upon the Issuer’s request,

it will produce for the Issuer’s use a
statement showing the sum of the total nominal amount of its customer holdings for the
Securities as of a specified date.
2.

The Issuer must procure

that, in relation to any

Securities:
(a)

it or its agents will inform the ICSDs (through the

common service provider appointed by
the ICSDs to service the Securities (the CSP
)) of the initial IOA for such Securities

on or
prior to the applicable closing date;
(b)

if any event occurs that requires a mark-up or mark-down of the records that an ICSD holds
for its customers to reflect such customers’ interest in such Securities,

one of its agents will
promptly provide details of the amount of such mark-up or mark-down,

together with a
description of the

event that requires it, to the ICSDs (through the CSP) to

ensure that the
IOA of such NGN Securities in the records of the ICSDs, or the records of the ICSDs
reflecting the IOA of such NSS Securities, remain(s) at all times accurate;
(c)

it or its agents will at least monthly perform a reconciliation process with the ICSDs (through
the CSP) with respect to the IOA for such Securities and will promptly inform the ICSDs
(through the CSP) of any discrepancies;
(d)

it or its agents will promptly assist the ICSDs (through the CSP) in resolving any
discrepancy identified in the IOA of such NGN Securities or in the records reflecting the IOA
of such NSS Securities;
(e)

it or its agents will promptly provide to the ICSDs (through the CSP)

details of all amounts
paid under the Securities (or, where the Securities provide for delivery of assets other than cash, of the assets so delivered);
(f)

it or its agents will promptly provide to the ICSDs (through the CSP)

any changes to the
Securities that will affect the amount of, or date for, any payment due under such
Securities;
(g)

it or its agents will promptly provide to the ICSDs

(through the CSP) copies of all
information that is given to the holders of the Securities;
(h)

its agents will promptly pass on to it all communications they receive from the ICSDs
directly or through the CSP relating to the Securities; and
(i)

its agents will promptly notify the ICSDs (through the CSP) of any failure by the Issuer to
make any payment or delivery due under the Securities when due.
The

Issuer’s

obligations

under

this

Agreement

will

be

discharged

if

it

includes

provisions
substantially to

the effect

set out

in the

paragraph above

in any

agreement it

has with

its agents.
The

Issuer

agrees

that

the

ICSDs

may

rely

on

communication

from

its

agents

as

if

such
communication was received directly from the Issuer.
3.

This Agreement is not intended to create and does not create any relationship of agency

0010155-0003437 UKO2:

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between the parties to it.

0010155-0003437 UKO2:

2005996996.8

4.

This Agreement is governed by

the law of the

jurisdiction marked on Schedule

1.
Signed on behalf of:
Equinor ASA
By:

(
Signature of Authorised

Officer of Issuer or agent

with Authorisation of Issuer
)
Name of Signatory:
On behalf of Euroclear Bank

SA/NV

On behalf of Clearstream

Banking, société
anonyme
Stéphane

Bernard, Managing

Director,

Head

of
Asset

Servicing

&

Transaction

Operations

&
Client Services
Berthold Kracke
Member of Executive Board

Laurence

Van

Der

Haegen,

Head

of
Department New Issues
Marc Kieffer, Executive Vice President,
Issuance & Distribution Services

0010155-0003437 UKO2:

2005996996.8

Schedule 1
Please tick one jurisdiction

only.
Austria

Latvia
Belgium

Liechtenstein
Canada

Lithuania
Cyprus

Luxembourg
Czech Republic

Malta
Denmark

Netherlands
England & Wales
Norway
Estonia

Poland
Finland

Portugal
France

Scotland
Germany

Slovakia
Greece

Slovenia
Hungary

Spain
Iceland

Switzerland
Ireland

Sweden
Italy

U.S.A. - New York
Japan

- Other State
( Name of Other State )

0010155-0003437 UKO2:

2005996996.8

SCHEDULE 8
ADDITIONAL DUTIES

OF THE AGENT
In relation to each Series

of Notes that are NGNs,

the Agent will comply with the

following provisions:
1.

The Agent will inform each of Euroclear and Clearstream, Luxembourg

(the
ICSDs ),
through the common service provider appointed by the ICSDs

to service the Notes (the
CSP ), of the initial issue outstanding amount ( IOA ) for each Tranche on or prior to the relevant Issue Date.
2.

If any event occurs that requires a mark up or mark down of the records which an ICSD
holds for its customers to reflect such customers' interest in the

Notes, the Agent will (to the
extent known to it) promptly provide details

of the amount of such mark up or

mark down,
together with a description of the event

that requires it, to the ICSDs (through the
CSP) to
ensure that the IOA of the Notes

remains at all times accurate.
3.

The Agent will at least once every month reconcile its record of the IOA of the Notes with
information received from the ICSDs (through the CSP) with

respect to the IOA maintained
by the ICSDs for the Notes and will promptly inform the ICSDs (through the CSP) of any
discrepancies.
4.

The Agent will promptly assist the ICSDs (through the CSP) in resolving any discrepancy
identified in the IOA of the Notes.
5.

The Agent will promptly provide to the ICSDs (through the CSP) details of all amounts paid
by it under the Notes (or, where the Notes provide for delivery of assets other than cash, of the assets so delivered).
6.

The Agent will (to the extent known to it) promptly provide to the ICSDs

(through the CSP)
notice

of any changes to the Notes that will affect the amount of, or date for, any payment
due under the Notes.
7.

The Agent will (to the extent known to it) promptly provide to the ICSDs

(through the CSP)
copies of all information that is given to the holders of the Notes.
8.

The Agent will promptly pass on to the Issuer all communications it receives from the
ICSDs

directly or through the CSP relating to the Notes.
9.

The Agent will (to the extent known to it) promptly notify the ICSDs (through the CSP) of
any failure by the Issuer to make any payment or delivery due under the Notes when due.

SIGNATORIES

The Issuer

EQUINOR ASA
Forusbeen 50
N-4035 Stavanger
Norway

By:

The Guarantor

EQUINOR ENERGY AS
Forusbeen 50
N-4035 Stavanger
Norway

By:

[*Signature page to Amended and Restated Agency Agreement*]

0010155-0003437 UKO2:

2005996996.8
124
The Agent
THE BANK OF NEW

YORK MELLON, LONDON

BRANCH
160 Queen

Victoria
Street London EC4V
4LA United Kingdom
Email:

corpsov4@bnymellon.co
m Copy to Fax:

+44 207 964 2536
Attention:

Corporate Trust Administration

EQUINOR ASA
By:
The other Paying Agent
THE BANK OF NEW

YORK MELLON SA/NV, LUXEMBOURG BRANCH
Vertigo Building
Polaris 2-4 rue

Eugene
Ruppert L-2453
Luxembourg
Telephone: Luc Biever: +352 24 52 5320
Sebastien Loiseau: +352 24 52

4436
Rima Hachoud: +352

24 52
5673 Email:

LUXMB_SPS@bnymellon.co
m
Fax:

+352 24 52 42 04
Attention:

Corporate Trust Administration

EQUINOR ASA
All communications c/o

the Agent
By:

0010155-0003437 UKO2:

2005996996.8
125
APPENDIX 1
FORM OF CALCULATION AGENCY AGREEMENT
CALCULATION AGENCY AGREEMENT
[

]
EQUINOR ASA
as
Issuer
and
[EQUINOR ENERGY

AS
as Guarantor]
€20,000,000,000
EURO MEDIUM TERM

NOTE PROGRAMME

126
CONTENTS
Clause

Page
1.

Appointment of the Calculation

Agent

................................

................................

...............

127
2.

Duties of Calculation Agent

................................

................................

...............................

127
3.

Expenses................................

................................

................................

..........................

128
4.

Indemnity

................................

................................

................................

..........................

128
5.

Conditions of Appointment

................................

................................

................................

128
6.

Termination of Appointment

................................

................................

..............................

129
7.

Notices

................................

................................

................................

.............................

130
8.

General

................................

................................

................................

............................

131
9.

Contract (Rights of

Third Parties) Act 1999

................................

................................

.......

131
10.

Governing Law and Submission

to Jurisdiction

................................

................................

.

131
Signatories

................................

................................

................................

................................

...

133

0010155-0003437 UKO2:

2005996996.8
127
CALCULATION AGENCY AGREEMENT
in respect of the
EQUINOR ASA

€20,000,000,000
EURO MEDIUM TERM

NOTE PROGRAMME
THIS AGREEMENT
is made on [

]
BETWEEN :
(1)
EQUINOR ASA
of Forusbeen 50, N-4035 Stavanger, Norway

(the
Issuer );
(2)

[
EQUINOR ENERGY AS
of Forusbeen 50, N-4035

Stavanger, Norway (the
Guarantor )]; and
(3)

[

]

of

[

]

(the
Calculation

Agent
,

which

expression

shall

include

its

successor
or successors for the time being as calculation agent hereunder).
WHEREAS :
(A)

The Issuer has entered into an amended and restated Programme

Agreement with the
Dealers named therein dated 11 May 2023 under which the

Issuer may issue Euro Medium
Term

Notes (
Notes
) with an aggregate nominal amount of up to €20,000,000,000

(or its
equivalent in other currencies).
(B)

The Notes will be issued subject to and with the benefit of an amended and restated
Agency Agreement (the Agency Agreement ) dated 11 May 2023 and entered into between the Issuer, The Bank of New York Mellon, London Branch as Agent (the Agent
which expression shall include its successor or successors

for the time being under the
Agency Agreement) and the other parties

named therein.
NOW IT IS HEREBY

AGREED
that:
1.

APPOINTMENT OF

THE CALCULATION AGENT
The Issuer hereby appoints [

]

as

Calculation

Agent

in

respect

of

each

Series

of
Notes

described in

the Schedule

hereto (the
Relevant Notes
)

for the

purposes set

out in
clause

2

below,

all

upon the

provisions hereinafter

set

out.

The

agreement

of

the

parties
hereto that this Agreement

is to apply to

each Series of Relevant

Notes shall be evidenced
by the manuscript annotation and

signature in counterpart of the Schedule hereto.
2.

DUTIES OF CALCULATION AGENT
The

Calculation

Agent

shall

in

relation

to

each

Series

of

Relevant

Notes

perform

all

the
functions

and duties

imposed on

the Calculation

Agent by

the terms

and conditions

of the
Relevant Notes

(the
Conditions
) including

endorsing the

Schedule hereto

appropriately in
relation to

each Series

of Relevant

Notes.

In addition,

the Calculation

Agent agrees

that it
will

provide

a

copy

of

all

calculations

made

by

it

which

affect

the

nominal

amount
outstanding of

any Relevant Notes

which are

identified on the

Schedule as being

NGNs to
The

Bank

of

New

York

Mellon,

London

Branch

to

the

contact

details

set

out

on

the
signature page hereof.
Notwithstanding any

other provision

of this

Agreement, the

Calculation Agent

shall not

be
obliged

to perform

any functions

and duties

imposed on

it by

the Conditions

as a

result of
any

Benchmark

Amendments

and/or

Benchmark

Replacement

Conforming

Changes

(as

0010155-0003437 UKO2:

2005996996.8
128
applicable) enacted without

0010155-0003437 UKO2:

2005996996.8
129
the

consent

of

the

Calculation

Agent

if,

in

the

Calculation

Agent’s

opinion,

acting
reasonably

and

in

good

faith,

such

Benchmark

Amendments

and/or

Benchmark
Replacement Conforming

Changes (as

applicable) impose

more onerous

obligations upon
it

or

expose

it

to

additional

duties,

responsibilities

or

liability,

or

reduce

or

amend

the
protective provisions afforded to the Calculation Agent in the Conditions or this Agreement.
3.

EXPENSES
[ To
be agreed at the time

of appointment
.]
4.

INDEMNITY
4.1

The Issuer shall indemnify (and failing the Issuer so indemnifying,

the Guarantor agrees so
to indemnify) the Calculation Agent against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, legal fees, charges and
expenses paid or incurred in disputing or defending

any of the foregoing) which it

may incur
or which may be made against the

Calculation Agent as a result of or in connection with its
appointment or the exercise of its powers and duties hereunder except such as may (i)
result from its own default, negligence or bad faith or that of its officers, directors or
employees or the breach by

it of the terms of this Agreement or

(ii) be governed by any
other provision of this Agreement.
4.2

The Calculation Agent shall indemnify the Issuer and the Guarantor against any loss,
liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, legal fees, charges and expenses paid or incurred in disputing or defending any of
the foregoing) which the Issuer may incur or which may be made against the Issuer as a
result of the breach by the

Calculation Agent of the terms of this Agreement or its default, negligence or bad faith or that of its officers, directors or employees.
5.

CONDITIONS OF APPOINTMENT
5.1

In acting hereunder and in

connection with the Relevant Notes, the

Calculation Agent shall
act solely as agent of the Issuer [and the Guarantor] and will not thereby assume any
obligations towards or relationship of agency or trust for or with any of the owners or
holders of the Relevant Notes or the coupons (if any) appertaining thereto (the
Coupons ).
5.2

In relation to each issue of Relevant Notes, the Calculation Agent hereby undertakes to the
Issuer to perform such obligations and duties, and shall be obliged to perform such duties
and only such

duties as are herein and in the Conditions specifically set

forth and no
implied duties or obligations shall be read into this Agreement or the Relevant Notes
against the Calculation Agent, other than the duty to act honestly and in good faith and to
exercise the diligence of a reasonably prudent agent in comparable circumstances.
5.3

The Calculation Agent may consult with legal and other professional advisers and the
opinion of such advisers shall be full and complete

protection in respect of any action

taken,
omitted or suffered hereunder in good faith and in accordance with the opinion of such
advisers.
5.4

The Calculation Agent shall be protected and shall incur no liability for or in respect of any
action taken, omitted or suffered in reliance upon any instruction, request or order from the
Issuer [or the Guarantor] or any notice, resolution, direction, consent,

certificate, affidavit,
statement, cable, telex or other paper or document which it reasonably believes to be
genuine and to have been delivered, signed or sent by the proper party or parties or upon
written instructions from the Issuer [or the Guarantor].

0010155-0003437 UKO2:

2005996996.8
130
5.5

The Calculation Agent and any of its officers, directors and employees may become the
owner of, or acquire any interest in, any Notes or

Coupons (if any) with the same rights that
it or they would have if the Calculation Agent were

not appointed hereunder, and may
engage or be interested in any financial or other transaction with the Issuer [or the
Guarantor] and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons (if any) or in connection with any other obligations of the
Issuer [or the Guarantor] as freely as if the Calculation Agent were not appointed
hereunder.
6.

TERMINATION OF APPOINTMENT
6.1

The Issuer [or the Guarantor]

may terminate the appointment

of the Calculation Agent at
any time by giving to the Calculation

Agent at least 45 days' prior written notice to that
effect, provided that, so long as any of the Relevant Notes is outstanding:
(a)

such notice shall not expire less than 45 days before any date upon which any
payment is

due in respect of any Relevant Notes; and
(b)

notice shall be given in accordance with the Conditions, to the holders of the
Relevant Notes at least 30 days prior to any removal of

the Calculation Agent.
6.2

Notwithstanding the provisions

of subclause 6.1 above, if

at any time:
(a)

the Calculation Agent becomes incapable of acting, or is adjudged bankrupt or
insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the
benefit of its

creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or any substantial part of its property, or
admits in writing its inability

to pay or meet its debts as they may mature or
suspends payment thereof, or if any order of any

court is entered approving any
petition filed by or against it under the provisions of any applicable bankruptcy or
insolvency law or if a receiver of it or of all or a substantial part of its property is
appointed or if any officer takes charge or control of the Calculation Agent or of its
property or affairs for the purpose of rehabilitation, conservation or liquidation; or
(b)

the Calculation Agent fails duly to perform any function or duty imposed upon it by
the Conditions and this Agreement,
the

Issuer

[and

the

Guarantor]

may

forthwith

without

notice

terminate

the

appointment

of
the

Calculation

Agent,

in

which

event

notice

thereof

shall

be

given

to

the

holders

of

the
Relevant Notes, in accordance with the Conditions as soon as practicable thereafter.
6.3

The termination of the appointment pursuant to subclause 6.1 or 6.2 above of the
Calculation Agent hereunder shall not entitle the Calculation

Agent to any amount by way of
compensation but shall be without prejudice to any amount then accrued due.
6.4

The Calculation Agent may resign its appointment

hereunder at any time by giving to the
Issuer [and the Guarantor] at least 90 days' prior

written notice to that effect.

Following
receipt of a notice of resignation from the Calculation Agent, the

Issuer shall promptly give
notice thereof to the holders

of the Relevant Notes, in accordance with the Conditions.
6.5

Notwithstanding the provisions of subclauses 6.1, 6.2 and 6.4 above,

so long as any of the
Relevant Notes is outstanding, the termination of the appointment of the Calculation Agent
(whether by the Issuer [and the Guarantor] or by the resignation of the Calculation Agent)
shall not be effective unless upon the expiry of the relevant notice a successor

Calculation
Agent has been appointed.

The Issuer [and the Guarantor] agrees with the Calculation
Agent that if, by the day falling 10 days

before the

expiry of

any notice

under subclause

0010155-0003437 UKO2:

2005996996.8
131
6.1

or

6.4, the

Issuer

[and

the Guarantor]

has

not

0010155-0003437 UKO2:

2005996996.8
132
appointed

a

replacement

Calculation

Agent,

the

Calculation

Agent

shall

be

entitled,

on
behalf

of

the

Issuer

to

appoint

as

a

successor

Calculation

Agent

in

its

place

a

reputable
financial

institution

of

good

standing

which

the

Issuer

[and

the

Guarantor]

shall

approve
(such approval not to be unreasonably withheld or delayed).
6.6

Upon its appointment becoming effective, a successor Calculation Agent shall without
further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally
named as the Calculation Agent hereunder.
6.7

If the appointment of the Calculation Agent hereunder is terminated

(whether by the Issuer
[and the Guarantor] or by the resignation of the Calculation

Agent), the Calculation Agent
shall, on the date on which such termination

becomes effective, deliver to the successor
Calculation Agent any records concerning the Relevant

Notes maintained by it (except such
documents and records as it is obliged by law or regulation to retain or not to release), but
shall have no other duties or responsibilities hereunder.
6.8

Any corporation into which the Calculation Agent may be

merged or converted, or any
corporation with which the Calculation Agent may be consolidated,

or any corporation
resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party, or any corporation to which the Calculation Agent shall sell or otherwise transfer all or substantially all of its assets shall, on the date when such merger, consolidation or
transfer becomes effective and to the extent permitted by any applicable laws, become the
successor Calculation Agent under this Agreement without

the execution or filing of any
paper or any further act on the part of any of the parties hereto,

unless otherwise required
by the Issuer and after the said effective date all references in this Agreement to the
Calculation Agent shall be deemed to be references to such corporation.

Written notice of
any such merger, conversion, consolidation or transfer shall forthwith be given to the Issuer and the Agent.
6.9

Upon giving notice of the intended termination of the appointment of the Calculation Agent,
the Issuer shall use all reasonable endeavours to appoint a

further financial institution of
good standing

as successor Calculation Agent.
7.

NOTICES
Any notice or communication

given hereunder shall be

sufficiently given or served:
(a)

if delivered in person to the relevant address specified on

the signature pages
hereof or such other address as may be notified by the recipient in accordance with
this clause and, if so delivered, shall be deemed to have been delivered at time of
receipt; or
(b)

if by email, when sent, subject to no delivery failure notification being received by
the

sender within 24 hours of the time of sending, to the relevant email address
specified on the signature pages hereof or such other email address as may be
notified by the recipient in accordance with this clause; or
(c)

if sent by facsimile to the relevant number specified on the signature pages hereof
or such other address as may be notified by the recipient in accordance with this
clause and, if so sent, shall be deemed to have been delivered immediately after
transmission provided such transmission is confirmed when an acknowledgement of
receipt is received.
Where a communication is received

after business hours it shall

be deemed to be

received
and become effective on the

next business day.

Every communication shall be irrevocable

0010155-0003437 UKO2:

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133
save in respect of any manifest error therein.

0010155-0003437 UKO2:

2005996996.8
134
8.

GENERAL
8.1

The descriptive headings in this Agreement are for convenience of reference only and shall
not define or limit the provisions hereof.
8.2

This Agreement may be executed by any one or more of the parties hereto in any number
of counterparts, each of which

shall be deemed to be an

original, but all such counterparts
shall together constitute one and the same instrument.
8.3

If any provision in or obligation

under this Agreement is or becomes

invalid, illegal or
unenforceable in any respect under the law of any jurisdiction,

that will not affect or impair
(i) the validity, legality or enforceability under the law of that jurisdiction of any other provision in or obligation under this Agreement, and (ii) the validity, legality or enforceability
under the law of any other jurisdiction of that or any other provision in or obligation under
this Agreement
[
Consider whether contractual recognition language (pursuant

to Article 55 of the EU Bank
Recovery and

Resolution Directive) is required to be included.
]
9.

CONTRACT (RIGHTS OF

THIRD PARTIES) ACT 1999
A person

who is

not a

party to

this Agreement

has no

right under

the Contracts

(Rights of
Third Parties)

Act 1999

to enforce

any term

of this

Agreement but

this does

not affect

any
right or remedy of a third party which exists or is available apart from that Act.
10.

GOVERNING LAW AND SUBMISSION

TO JURISDICTION
10.1

This Agreement and any non-contractual obligations arising out of or in connection with it
are governed by, and shall be construed in accordance with, English law.
10.2

The courts of England are to have jurisdiction to settle any disputes which may arise out of
or in connection with this Agreement (including a dispute relating to any non-contractual
obligations arising out of or in connection with this Agreement) and accordingly any legal
action or proceedings arising out of or in connection with this Agreement

(
Proceedings )
(including any Proceedings relating to any non-contractual obligations arising out of or in
connection with this Agreement) may be brought in such courts.

The Issuer [and the
Guarantor each] irrevocably submits to the jurisdiction of such courts and waives any
objection to Proceedings in any such courts whether on

the ground of venue or on the
ground that the Proceedings have been brought in an inconvenient forum.

This submission
is made for the benefit of the Calculation Agent and shall not limit its right to take
Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings
in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction
(whether concurrently or not).
10.3

The Issuer [and the Guarantor each] irrevocably appoints Equinor UK

Limited (whose
offices are at the date of this Agreement at One Kingdom Street, Paddington

Central,
London W2 6BD) as its agent for service of process in

respect of any Proceedings in
England.

If for any reason such agent shall cease to be such agent

for service of process,
the Issuer shall forthwith, on request of the Calculation Agent, appoint a new agent for
service of process in England and deliver to the Calculation

Agent a

copy of the

new
agent's

acceptance

of that appointment

within 30

days. Nothing in this Agreement shall
affect the right to serve process in any other manner permitted by law.
IN WITNESS
whereof this Agreement has

been entered into the day

and year first above

written.

0010155-0003437 UKO2:

2005996996.8
135
SCHEDULE TO THE

CALCULATION AGENCY AGREEMENT
Series number

Issue Date

Maturity Date
Title
and
Nomina
l
Amount
NGN
[Yes/No
]
Annotation
by
Calculation
Agent/Issuer

0010155-0003437 UKO2:

2005996996.8
136
SIGNATORIES
EQUINOR ASA
Forusbeen 50
N-4035 Stavanger
Norway
Telefax

No:

+ 47 51 99 90 17
Attention:

Compliance Officer, Group
Finance By:
[
EQUINOR ENERGY

AS
Forusbeen 50
N-4035 Stavanger
Norway
Telefax

No:

+ 47 51 99 90 17
Attention:

Compliance Officer, Group
Finance By:

]
[Name of Calculation Agent]
[Address of

Calculation
Agent] Telefax

No:

[

]
Attention:

[

]
By:

.............................................................................
Contact Details
THE BANK OF NEW

YORK MELLON, LONDON

BRANCH
160 Queen

Victoria
Street London EC4V
4LA United Kingdom
Email:

corpsov4@bnymellon.c
om Copy to Fax:

+44 207 964 2536
Attention:

Corporate Trust Administration

EQUINOR ASA